UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14C
                      Amendment No. 1

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[x]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement

                     COMET TECHNOLOGIES, INC.
         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            Common stock, par value $0.001.

      (2)   Aggregate number of securities to which transaction applies:
            18,390,000 shares of Common Stock.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            $0.75 (market price based on average bid prices as of May 14, 2004, of $0.25 after giving effect to proposed 1-for-3 reverse split described in the Information Statement, pursuant to Section 240.0-11(c) and (a)(4)).

      (4)   Proposed maximum aggregate value of transaction:  $13,792,500

      (5)   Total fee paid:  $1,747.51

[X]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                     COMET TECHNOLOGIES, Inc.
                      10 West 100 South #610
                     Salt Lake City, UT 84101

         INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                 REQUESTED NOT TO SEND US A PROXY

Dear Shareholder:

       The enclosed information statement is being furnished to shareholders of record on August 18, 2004 (the "Record Date") of Comet
Technologies, Inc. ("Comet" or the "Company"), a Nevada corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock ("Common Stock") entitled to vote on the following proposals:

       (1) To amend our Articles of Incorporation to change our name to "Town House Holdings, Inc.," or such similar name as determined by the Board of Directors upon effectuation of the Exchange Agreement between Comet and Town House Land Limited, as described in this Information Statement, and to increase the authorized number of shares of the Company from 20,000,000 to 50,000,000 shares of Common Stock, par value $0.001;

       (2) To effect a one-for-three (1-for-3) reverse split of the current issued and outstanding Common Stock of the Company;

       (3) To elect a new Board of Directors consisting of six persons, who are designees of Town House: Mr. Fang Zhong, Ms. Hu Min, Mr. Luo Yun Fang, Mr. Fang Wei Feng, Mr. Fang Wei Jun, and Ms. Fang Hui;

       (4)  To adopt the Comet 2004 Stock Incentive Plan; and

       (5) To approve the appointment of Murrell, Hall, McIntosh & Co., PLLP, independent auditors of Town House, as the independent auditors of the Company for the fiscal year ended December 31, 2004.

       SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 18, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


 August ___, 2004            /s/ Jack M. Gertino
                                    --------------------------------------
                                    Jack M. Gertino, Chairman

                     COMET TECHNOLOGIES, Inc.
                      10 West 100 South #610
                     Salt Lake City, UT 84101



              INFORMATION STATEMENT FOR SHAREHOLDERS

     The Board of Directors of Comet Technologies, Inc., a Nevada corporation (the "Company") is furnishing this Information Statement to shareholders in connection with a Majority Action of Shareholders of the Company to be taken by the Company in connection with the Company's acquisition of Town House Land Limited ("Town House"), in a "reverse acquisition" (the "Acquisition").

     The actions previously approved in writing by holders of a majority of the outstanding shares of the Company are:

     (a) the approval of a change in the Company's name to "Town House Holdings, Inc.," or such similar name as determined by the Board of Directors and the increase in the authorized number of shares of the Company from 20,000,000 to 50,000,000 shares of Common Stock, par value $0.001;

     (b) the approval of a one-for-three reverse split of the outstanding stock;

     (c) the election of a new Board of Directors consisting of six persons, who are designees of Town House: Mr. Fang Zhong, Ms. Hu Min, Mr. Luo Yun Fang, Mr. Fang Wei Feng, Mr. Fang Wei Jun, and Ms. Fang Hui;

     (d)    the approval of the Company's 2004 Stock Incentive Plan; and

     (e) the approval of the appointment of Murrell, Hall, McIntosh & Co., PLLP, the independent auditors of Town House, as the independent auditors of the Company for the fiscal year ending December 31, 2004.

     All of the above matters have been approved by holders of approximately 55.6% of the outstanding shares of the Company in accordance with Nevada corporate law. However, under federal law these proposals will not be effective until at least 20 days after this Information Statement has first been sent to shareholders.

     This Information Statement is first being mailed to shareholders on or about August ___, 2004.

                        TABLE OF CONTENTS

                                                                     Page No.

 QUESTIONS AND ANSWERS..................................................1

VOTING SECURITIES..........................................................2

GENERAL INFORMATION........................................................3

  General Information Concerning the Company...............................3
  Proposed Acquisition of Town House.......................................3
  Outstanding Shares and Voting Rights.....................................3
  Approval of the Name Change and Capitalization...........................4
  Approval of the Reverse Split............................................4
  Approval of the Company's 2004 Stock Incentive Plan......................5
  Approval of Appointment of New Independent Auditors......................5
  Record Date..............................................................5
  Dissenters' Rights of Appraisal..........................................5
  Expenses of Information Statement........................................5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS............................5

SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT.............7

  Reasons for Approval by Majority of Shareholders and Board of Directors..8
  Accounting Treatment of the Acquisition..................................8
  Summary of the Exchange Agreement........................................8
  Certain Federal Income Tax Consequences.................................10

INFORMATION CONCERNING TOWN HOUSE.........................................10

  Business of Town House..................................................10
  Town House Land Limited.................................................11
  Wuhan Pacific Real Estate Development Company Limited...................11
  Property Development....................................................12
  Market..................................................................13
  Project Financing.......................................................13
  Property Development Activities.........................................13
  Construction-in-Progress................................................14
  Ownership of Land.......................................................14
  Government Regulation...................................................15
  Employees...............................................................15
  Legal Proceedings.......................................................15
  Risk Factors............................................................15

FINANCIAL INFORMATION CONCERNING TOWN HOUSE...............................17

  Forward-Looking Statements..............................................17
  Discussion and Analysis of Town House Management........................17
  Critical Accounting Estimates and Accounting Policies...................19
  Results from Operations - Comparison of Years Ended December 31, 2003
   and 2002...............................................................20
  Results from Operations - Comparison of Six Months Ended June 30, 2004
   an 2003................................................................21
  Income Taxes............................................................21
  Liquidity and Capital Resources.........................................22

  Contractual Obligations.................................................22

AMENDMENT TO ARTICLES OF INCORPORATION....................................23

PROPOSED REVERSE STOCK SPLIT..............................................24

  Principal Effects of the Reverse Split..................................24
  Purposes of the Reverse Stock Split.....................................25
  No Exchange of Certificates and Elimination of Fractional Share
   Interests..............................................................26
  Federal Income Tax Consequences of the Reverse Split....................26

APPROVAL Of the 2004 STOCK INCENTIVE PLAN.................................27

  Federal Income Tax Consequences.........................................29

MANAGEMENT................................................................30

  Current Management of the Company.......................................30
  Proposed New Management.................................................31

EXECUTIVE COMPENSATION....................................................32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................34

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS..................35

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.........................36

HISTORICAL FINANCIAL INFORMATION OF COMET AND TOWN HOUSE..................36

PRO FORMA INFORMATION.....................................................36

INDEPENDENT ACCOUNTANTS...................................................36

AVAILABLE INFORMATION..................................................37

                      QUESTIONS AND ANSWERS

Q:      What am I being asked to approve?

A:     You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting Common Stock of the Company have already agreed to approve:

       . a one-for-three reverse stock split of the Company's outstanding Common Stock;
       . a change in the name of the Company to "Town House Holdings, Inc.," or such similar name as determined by the Board of Directors, and an increase in capitalization from 20,000,000 shares to 50,000,000 shares of Common Stock;
       . the Company's 2004 Stock Incentive Plan, described in this Information Statement;
       . the election of a new Board of Directors consisting of six persons, who are designees of Town House: Mr. Fang Zhong, Ms. Hu Min, Mr. Luo Yun Fang, Mr. Fang Wei Feng, Mr. Fang Wei Jun, and Ms. Fang Hui; and
       . the approval of the appointment of Murrell, Hall, McIntosh & Co., PLLP, the auditors of Town House, as the independent auditors of the Company for the fiscal year ending December 31, 2004.

Q:     Why have the Board of Directors and a majority of the shareholders agreed to approve these actions?

A:     All of these actions are necessary to accomplish the terms of the Stock
Exchange Agreement (the "Exchange Agreement") dated as of January 19, 2004, as amended, between the Company, Town House and the shareholders of Town House.

Q:     What are the basic terms of the transaction with Town House?

A:     The shareholders of Town House will acquire control of the Company
(approximately 92% of the outstanding Common Stock at the closing of the transaction) in exchange for all of the outstanding stock of Town House.
After the transaction is completed, Town House will be a wholly-owned subsidiary of the Company and the Company will be controlled by the former shareholders of Town House. You will retain all of your present stockholdings in the Company.

Q:     Are there any conditions to the transaction with Town House?

A:     Yes.  There are several conditions, including the following:

       .    Approval of a one-for-three reverse stock split of the Company's outstanding Common Stock;
       .    Approval of the Company's name change and increase in
            capitalization;
       .    Approval of the Company's new independent auditors; and
       .    Approval of the Company's 2004 Stock Incentive Plan.

Q:     What business is conducted by Town House?

A:     The principal business operations of Town House are conducted by and through its subsidiary, Wuhan Pacific Real Estate Development Company Limited ("Wuhan Pacific"). Wuhan Pacific is one of the first privately owned property developers in Wuhan City and is one of the largest property developers in Wuhan City, in the People's Republic of China ("PRC") based on a list of top 100 property development enterprises in Wuhan City in terms of Gross Floor Area ("GFA") sold in 2002 published by the Wuhan Statistics Bureau. It engages principally in the development and sale of high quality commercial and private residential properties catering to the mass residential property market in Wuhan City.

Q:     Are there risks involved in the transaction with Town House?

A:     Yes.  After the transaction is completed, the Company's success will be totally dependent upon the success of Town House, and its enterprises in the PRC. The success of Town House will depend on a number of factors, including the growth in demand for developed properties in China; Town House's ability to compete; the influence of the PRC on the Town House's business; the ability to raise capital; and other factors. There are no assurances that Town House's operations will be profitable after the closing of the transaction.

Q:     When do you expect to complete the transaction with Town House?

A:     Immediately following twenty days after the date of the mailing of this
Information Statement. As mentioned, there are a number of conditions to closing the transaction.

                        VOTING SECURITIES

     Our Articles of Incorporation presently authorize the issuance of 20,000,000 shares of Common Stock, $0.001 par value per share, of which 3,598,000 pre-split shares are issued and outstanding as of the Record Date of
 August 18, 2004. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by the Company from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of the Company, the holders of shares of Common Stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

     The Nevada Revised Statutes, Section 78.320, permits stockholders to approve certain actions by written consent without the necessity of a shareholders meeting. Certain shareholders, including officers and directors, owning approximately 55.6% of the outstanding shares, have approved, by written consent, the actions described in this Information Statement.

                       GENERAL INFORMATION

General Information Concerning the Company

     Comet Technologies, Inc. (the "Company") is a "blank check" company which has been seeking to locate a business enterprise which it may acquire, merge or reorganize with, or become engaged in. The Company has been unable to find a suitable acquisition or merger candidate until January, 2004, when it entered into an agreement with Town House Land Limited, discussed below.
Since its organization in 1986, the Company has not located any specific business enterprise for its involvement, nor had it entered into any arrangement or agreements with respect thereto. Since the completion of the Company's public offering in August 1986, the Company has reviewed and evaluated numerous business ventures for possible acquisition or participation by the Company. To date, the Company has not acquired any business venture or engaged in any active operations.

     The Company was not engaged in business operations until January, 2004, when the Company entered into a Stock Exchange Agreement (the "Exchange Agreement") with Town House Land Limited ("Town House"), a company organized in the Hong Kong Special Administrative Region in The People's Republic of China, and the shareholders of Town House, providing for the acquisition of Town House in a reverse acquisition. Comet is a public company whose securities are quoted on the NASD Electronic Bulletin Board under the symbol "CMEK." Following the completion of the acquisition, the operations of Town House will become the principal operations of the Company.

Proposed Acquisition of Town House

     The Company has entered into an Exchange Agreement with Town House and the shareholders of Town House, providing for the acquisition of all of the shares of Town House, in exchange for the issuance of a total of 18,390,000 post-split shares of Common Stock of the Company to the Town House shareholders. If the transaction is consummated, Town House will become a wholly-owned subsidiary of the Company, and the former shareholders of Town House will then hold approximately 92% of the outstanding shares of the Company, after issuance of all shares in connection with the transaction and the issuance of shares to consultants. For a description of the business of Town House, see "Information Concerning Town House," page 10.

Outstanding Shares and Voting Rights

     At August 4, 2004 , the Company had 3,598,000 pre-split shares of Common Stock, par value $0.001, outstanding. In connection with the Town House transaction (the "Acquisition"), the Company and holders of approximately 55.6% of the outstanding stock, have agreed to (a) amend the Articles of Incorporation of the Company to (i) change the Company's name to "Town House Holdings, Inc.," or such similar name as determined by the new Board of Directors; and (ii) increase the authorized capitalization from 20,000,000 shares to 50,000,000 shares of Common Stock, par value $0.001; (b) effect a one-for-three reverse stock split (the "Reverse Split") of the presently issued and outstanding shares of the Company's Common Stock; (c) approve the Company's 2004 Stock Incentive Plan; and (d) approve the appointment of Murrell, Hall, McIntosh & Co., PLLP, as the independent auditors of the Company for the fiscal year ending December 31, 2004.

     Upon filing of the Amendment to the Articles of Incorporation with the Nevada Secretary of State, the name change will be effective. On such date, the Reverse Split is also expected to be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed reversed automatically without any action on the part of the shareholders on a one-for-three basis, and will represent one-third the number of outstanding shares of Common Stock after the Reverse Split (the "New Shares"); provided, however that no fractional New Shares will be issued as a result of the Reverse Split. All fractional shares will be rounded to the next highest whole number.

     The Reverse Split alone will reduce the number of outstanding shares of Common Stock to approximately 1,199,333 shares. After the issuance of a total of 18,390,000 shares to the Town House shareholders in the Acquisition, and the issuance of up to a total of 400,000 shares to an affiliate under a Consulting Agreement, there will be a total of 19,989,333 shares of Common Stock outstanding.

     The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Reverse Split.

Approval of the Name Change and Capitalization

     The proposed change of the Company's name to "Town House Holdings, Inc.," or such similar name as determined by the Board of Directors, is intended to convey more clearly a sense of the Company's business after the acquisition of
Town House.   The proposed increase in capitalization of the Company from
20,000,000 to 50,000,000 shares of Common Stock, par value $0.001 is intended to provide the Company with additional authorized capital to seek future equity funding, and to enable the Company to make acquisitions using its Common Stock. Approval of the name change and increase in authorized capitalization requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders including officers and directors, holding a total of approximately 2,000,130 pre-split shares of Common Stock, representing approximately 55.6% of the outstanding shares of Common Stock, have already given such written consent.

     At or shortly following the closing of the Acquisition (the "Closing"), it is anticipated that the designees of Town House will have been elected as members of the Board of Directors. Following such election, the current board members will have been replaced. It is also anticipated that the officers of Town House will be appointed as the new officers of the Company (see "MANAGEMENT").

Approval of the Reverse Split

     Approval of the Reverse Split requires the affirmative consent of at least a majority of the outstanding shares of Common Stock. Shareholders holding a total of 2,000,130 pre-split shares of Common Stock, representing approximately 55.6% of the outstanding shares of Common Stock, have already given such consent.

Approval of the Company's 2004 Stock Incentive Plan

     Approval of the Company's 2004 Stock Incentive Plan requires the affirmative consent of at least a majority of the outstanding shares of Common
Stock.  Shareholders holding a total of   2,000,130 pre-split shares of Common
Stock, representing approximately 55.6% of the outstanding shares of Common Stock, have already given such consent.

Approval of Appointment of New Independent Auditors

     Approval of the Company's appointment of Murrell, Hall, McIntosh & Co., PLLP, as the new independent auditors requires the affirmative consent of at least a majority of the outstanding shares of our Common Stock. Shareholders
holding a total of   2,000,130 pre-split shares of Common Stock, representing
approximately 55.6% of the outstanding shares of Common Stock, have already given such consent.

Record Date

     The close of business August 18, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this Information Statement.

Dissenters' Rights of Appraisal

     Nevada Law does not provide any dissenters' rights with respect to the matters contemplated in this Information Statement. Therefore, no dissenter's rights of appraisal will be available in connection with these actions.

Expenses of Information Statement

     The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information concerning the ownership of Common Stock of the Company, after giving effect to the Reverse Split, and immediately before and after consummation of the Acquisition of Town House, with respect to: (a) shareholders who were known to the Company to be beneficial owners of more than 5% of the Common Stock as of August 4, 2004; (b) current officers and directors as a group; (c) shareholders who will own beneficially more than 5% of the Common Stock immediately after the Acquisition; and (d) the individuals who it is anticipated will be the officers and directors after the Acquisition.

      Unless otherwise indicated, each beneficial owner has sole voting and investment power with respect to such shares of Common Stock.




                                      BEFORE ACQUISITION       AFTER ACQUISITION
                                 -------------------------- -------------------------
  NAME AND                                         % OF                      % OF
  ADDRESS                        SHARES COMMON     CLASS    COMMON SHARES    CLASS
  ---------                      ----------------- -------- ---------------- --------
Current Officers and Directors:
-------------------------------

Jack M. Gertino (1)
10 West 100 South #610
Salt Lake City, Utah 84101              77,727 (2)    6.41       477,727 (3)    2.39

Richard B. Stuart (1)
10 West 100 South, Suite 610
Salt Lake City, Utah 84101              81,727 (2)    6.74       481,727 (3)    2.41

All Current Executive
officers and Directors as a
Group (2 persons) (2)                  159,454 (2)   13.02       559,454        2.80

Principal Shareholders:
-----------------------
The Harker Group Limited
Partnership
1717 Monte Carlo Drive
Salt Lake City, Utah 84121             138,517       11.55       138,517          *

Jack M. Gertino (1)
10 West 100 South #610
Salt Lake City, Utah 84101       -----------------------See above--------------------

Richard B. Stuart (1)
10 West 100 South, Suite 610
Salt Lake City, Utah 84101       -----------------------See above--------------------

Estate of Philip C. Gugel (4)
10 West 100 South, Suite 610
Salt Lake City, Utah 84101              66,667        5.27        66,667          *

Town House Nominees:
-------------------

Fang Zhong (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0    15,447,600       77.28

Lou Yun Fang (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0       735,600        3.68

Fang Wei Feng (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0       551,700        2.76






                                  6




Fang Wei Jun (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0       551,700        2.76

Fang Hui (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0       551,700        2.76

Hu Min (5)
6/F 32 Jianhan Road
Wuhan, China                                 0           0       551,700        2.76


All Town House Nominees
 as a Group (6 persons)                      0           0    18,390,000       92.00


*Less than one (1) percent

(1)     Current Officers and Directors of the Company.

(2)     Mr. Gertino and Dr. Stuart each hold options to purchase a total of 66,667 post-split shares at an exercise price of $0.5625 per share, exercisable at any time before March 10, 2009.  Messrs. Gertino and Stuart have each agreed that the options to purchase all but 12,500 shares each, will be cancelled at Closing. These figures represent the percentage ownership of the named individuals assuming each of them alone has exercised his options for 12,500 shares, and the percentage ownership of all officers and directors as a group assuming all such options are exercised.

(3)     Belair Consulting, LLC, an affiliate of Messrs. Gertino and Stuart, will receive up to 400,000 post-split shares in connection with a Consulting Agreement.  These figures give effect to the issuance of these shares, and both Mr. Stuart and Mr. Gertino as members of Belair, may be deemed to be the beneficial owners of such shares.  (See
"CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS").

(4)     Represents options held by the estate of Philip Gugel, a former officer and director who died in 2003, which are exercisable at any time prior to March 10, 2009.

(5)     These individuals are the shareholders of Town House.  It is anticipated that these individuals will be appointed as new members of the Board of Directors at or following Closing.  (See "MANAGEMENT").


  SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT

     The Board of Directors of the Company has unanimously approved the Stock Exchange Agreement ("Exchange Agreement") dated January 19, 2004, and amended on April 9, 2004, and May 13, 2004, among the Company, Town House and the shareholders of Town House, which provides for or requires completion of the following series of transactions as conditions to consummation of the
Acquisition:

     . the issuance of a total of 18,390,000 post-split shares to the shareholders of Town House;

     . the change of the Company's name to "Town House Holdings, Inc.," or such similar name as determined by the new Board of Directors;
     . the increase in authorized capitalization from 20,000,000 shares to 50,000,000 shares of Common Stock, par value $0.001;
     . the Reverse Split of the Common Stock of the Company on a one-for-three basis;
     .     the election of six new directors of the Company;
     .     the approval of the Company's 2004 Stock Incentive Plan;
     . the approval of the appointment of Murrell, Hall, McIntosh & Co., PLLP, as the independent auditors of the Company for the fiscal year ending December 31, 2004; and
     . the issuance of a total of 400,000 post-split shares of Common Stock to an affiliate of two principal shareholders under a Consulting Agreement.

     A majority of the Company's shareholders have agreed by way of a majority consent of shareholders to the actions described above.


Reasons for Approval by Majority of Shareholders and Board of Directors

     The Board of Directors has given careful consideration to the Acquisition, the existing business operations of Town House, the future business potential and plans of Town House, the current book value of the Common Stock of the Company, the interest of shareholders of the Company, and the risks of the Acquisition to the existing shareholders. Based on the foregoing considerations, the Board of Directors together with holders of a majority of outstanding shares believe that the transactions contemplated by the Exchange Agreement, including the Reverse Split and the name change, are fair and in the best interests of the Company. The holders of a majority of shares believe that the Company will benefit from the Acquisition, with an immediate impact being the significant new operations and revenues, assets, and shareholders' equity.

Accounting Treatment of the Acquisition

     Upon Closing of the Acquisition, based upon management's consultation with the auditors for the Company, it appears that the proper accounting treatment is a so-called "reverse acquisition," whereby Town House will account for the transaction as a purchase of the Company. Town House is deemed to be the "acquirer" due to the shareholders of Town House ultimately controlling the reorganized company.

Summary of the Exchange Agreement

     The following contains, among other things, a summary of the material features of the Exchange Agreement. This Summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the executed Exchange Agreement, as amended, which is attached hereto as Exhibit "A."

     General Terms. The Company, Town House and certain shareholders of Town House have entered into an Exchange Agreement which provides that subject to meeting of certain conditions, including the Reverse Split on a one-for-three basis of the Common Stock of the Company, the Company will issue to the Town House shareholders a total of 18,390,000 shares of Common Stock with restrictive legend for all of the shares of Town House's capital stock. After the Closing of the Acquisition, Town House will be a wholly-owned subsidiary of the

Company and the ownership of the Company will be controlled by the former shareholders of Town House.

     The Company has entered into a Consulting Agreement with Belair Consulting, L.L.C. ("Belair"), an affiliate of Richard B. Stuart, President, director, and shareholder of the Company, and Jack Gertino, Secretary/Treasurer, director, and shareholder of the Company, under the terms of which it has agreed to issue a total of 400,000 post-split shares of restricted Common Stock, and pay up to $130,000 in cash for consulting services to be provided, over a period of two (2) years. (See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS").

     Upon completion of the Acquisition, the ownership of the Common Stock by
(i) the current shareholders of Town House, as a group, and (ii) the current Company shareholders, as a group, is estimated to be as follows:

Groups of Shareholders                     Common Stock        % Owned
-----------------------------------------  -------------- ---------------
Town House Shareholders                     18,390,000          92.00%
Company Shareholders                         1,199,333           6.00%
Belair                                         400,000           2.00%
                                           -------------- ---------------
   Total of All Shareholders                19,989,333         100.00%
                                           ============== ===============

     Closing. Closing is scheduled to take place at such time as agreed by the parties but in any event may not occur earlier than 20 days following notice to shareholders under this Information Statement as prescribed by
Section 14(c) of the Securities Exchange Act of 1934 (the "Act").

     Conditions for Closing. The obligation of each of the parties to consummate the Acquisition is subject to the following conditions, among others:

     . The change of the Company's name to "Town House Holdings, Inc.," or such similar name as determined by the new Board of Directors;
     . The increase in the authorized capitalization from 20,000,000 shares to 50,000,000 shares of Common Stock, par value $0.001;
     .    The designees of Town House are elected as directors;
     .    The 2004 Stock Incentive Plan is approved;
     .    The Reverse Split is completed; and
     .    The new independent auditors are approved.

     Termination; Waivers. The Acquisition may be terminated at any time prior to the Closing by mutual consent of the parties, or by either party if the conditions to the obligations of such party to consummate the Acquisition have not been satisfied, or waived. Each party may, by a written instrument, waive or extend the time for Closing or performance of any of the obligations of the other party pursuant to the Exchange Agreement.

     Regulatory Approvals. No approvals by any governmental authority are required in order to complete the Acquisition. Within no less than fifteen
(15) days after the date of Closing the Acquisition, the Company must file a Current Report on Form 8-K announcing the Closing of this transaction. Within no less than sixty (60) days of the final day to file the Current Report on Form 8-K, the Company must file an amendment to that report, providing financial statements for Town House, and pro forma consolidated financial statements.

Certain Federal Income Tax Consequences

     The Company has not sought an opinion as to the tax consequences of the Acquisition because the Acquisition will be treated for tax purposes as an acquisition of all of the stock of Town House in an exchange for shares of Common Stock of the Company. The Company believes that the Acquisition will constitute a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly, the Company will not recognize any gain or loss on such exchange.

     IRC sections 354 and 368 state that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Town House as a wholly-owned subsidiary is considered to be a reverse acquisition in which the Company will acquire control of Town House. The shares issued by the Company to be distributed to Town House will be equivalent voting shares. The Exchange Agreement appears to satisfy these IRC sections.

     In addition to the formal requirements of the IRC, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are "Continuity of Interest" and "Continuity of Business Enterprise." Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the Exchange Agreement appears to satisfy this requirement. Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. The Company will preserve Town House's business and continue to use Town House's assets in the wholly-owned Company subsidiary.

     In addition to these considerations, the Company expects that its ability to utilize on an annual basis its net operating loss carry-forward ("NOL") will be eliminated entirely by the Acquisition. This is due to the fact that the Company will not be considered during the two-year periods following the Acquisition, to have continued the Company's historic business or to have used a significant portion of the Company's assets.

                INFORMATION CONCERNING TOWN HOUSE

Business of Town House

     The principal business operations of Town House are conducted by and through its 97% owned subsidiary, Wuhan Pacific Real Estate Development Company Limited ("Wuhan Pacific").

     Wuhan Pacific is one of the first privately owned property developers in Wuhan City and is one of the largest property developers in Wuhan City, based on a list of top 100 property development enterprises in Wuhan City in terms of Gross Floor Area ("GFA") sold in 2002 published by the Wuhan Statistics Bureau. It engages principally in the development and sale of high quality commercial and private residential properties catering to the mass residential property market in Wuhan City.

     Wuhan Pacific's portfolio of properties under development are currently all located in Wuhan City and target different segments within the mass residential property market, including young white collar employees, middle to senior managers in enterprises, entrepreneurs and families with young children. These upwardly mobile people represent the emerging middle class in Wuhan City and are a growing source of demand in the mass residential property market.

     As of December 31, 2003, Wuhan Pacific reports that it has equity interests in six property development projects in Wuhan City, with an approximate GFA of 200,000 square meters and an aggregate site area of approximately 100,566 square meters. Wuhan Pacific has obtained land use rights certificates in respect of each of these six property development projects. In addition, Wuhan Pacific has not yet obtained land use rights certificates in respect of, but has interest in and plans to develop a further five projects in Wuhan City with an approximate GFA of 252,000 square meters and an aggregate site area of approximately 70,000 square meters. Since the relevant land use rights certificates have not yet been issued or obtained, no commercial value has been assigned to any of these five additional projects or in the calculation of its adjusted net tangible asset value.

     In 2001, Wuhan Pacific was ranked as the top private property developer in Wuhan City, and ninth amongst all property developers in Wuhan City, in terms of total GFA of all properties sold, according to the list of top 100 property development enterprises in Wuhan City in terms of FGA sold in 2001 published by the Wuhan Statistics Bureau.

     Wuhan Pacific aims to further solidify its position in Wuhan City, and plans to also expand its focus on property business in Shanghai. Wuhan Pacific also indicates that it will pursue quality business opportunities in other fast growing cities in China such as Yi Chang, if market conditions are appropriate.

Town House Land Limited

     Town House Land Limited ("Town House") is a limited liability company organized in 2003 in the Hong Kong Special Administrative Region in the PRC, as a holding company.

     Town House owns 97% of Wuhan Pacific which was organized in Hubei Province in the PRC as a limited liability company in 1995. Substantially all of the assets and operations of Town House in the PRC are conducted through Wuhan Pacific.

Wuhan Pacific Real Estate Development Company Limited

     Wuhan Pacific was organized as a limited liability company in The People's Republic of China ("PRC") on December 18, 1995. The primary purpose of Wuhan Pacific was real estate development including apartments, retail and commercial facilities, and mixed use buildings. The principal executive office of Wuhan Pacific is located at No. 250 Jianghan Road, 32 Diamond Mansion, Jiang'an District, Wuhan City, Hubei Province in the PRC.

Property Development

     Wuhan Pacific is principally engaged in the design and construction of luxury apartment buildings and mixed use buildings in the City of Wuhan in the PRC. The apartments are primarily held for sale to middle income to upper level income customers. Certain properties developed by Wuhan Pacific are mixed-use properties that also include retail and commercial floors on the lower levels of the buildings.

Information Concerning Wuhan City

     Wuhan City, located in inland China, has played an important role of connecting the east with the west, the south with the north in the PRC. Wuhan City, with an urban population of approximately 4 million, ranks as the sixth city among the top 25 cities in the PRC with favorable development potential. In 2001, the GDP of the city reached 134.8 billion Yuan (US$0.12 per one
Yuan), or 12% higher than 2000; and the annual income of citizens of Wuhan City was 7,304 Yuan, or an increase of 8% over 2000.

     Located at the middle reaches of the Yangtze River, Wuhan is a thoroughfare to nine provinces in the PRC. The Beijing-Guangzhou Railway and the Yangtze River intersect in Wuhan City. The Beijing-Kowloon Railway and Wuhan-Guangzhou Railway also connect in the city. The Beijing-Zhuhai and Shanghai-Chengdu super highway also cross at Wuhan City. In addition, a high-speed railway along the Yangtze River is in the process of being constructed. These high-speed road, railway and river transportation methods make Wuhan a transportation hub.

     Wuhan is the largest logistics and commercial enter in inland China. Commodities can easily be transported to 5 provinces around Wuhan, such as Hunan, Jiangxi, Anhui, Henan and Sichuan, which have a combined population of nearly 400 million. There are presently more than 10,000 commercial organizations, 105,000 business branches, and 8 department stores in Wuhan City.

     As an important industrial base in China, Wuhan City has a very solid foundation in either high-tech industry or traditional manufacturing. Along the 88 kilometer ring of the city, a series of industrial zones have been established, such as China Optical Valley, Sino-Citroen Automobile City, Taiwan Business Zone and Yangluo Development Zone. With 33 different sectors and more than 30,000 industrial enterprises, Wuhan City has businesses encompassing all industries, including iron and steel, automobile, machinery, petrochemical, optical telecom, Chinese and western medicine, biology engineering, textile, garment, food industry, etc.

     Wuhan City is a technology research and education center, with its research and education capacity ranked third in the country, behind Beijing and Shanghai. There are 35 universities in the city, serving approximately 300,000 students. There are 736 science research institutes and 10 national labs in Wuhan City.

     In recent years, Wuhan Municipal Government has focused on policies favoring an open business environment and environmental renovation, and the investment environment of Wuhan City has been continuously improved. A series of important infrastructure projects have been finished, such as Wuhan International Airport, Airport Super Highway, No. 1 Yangtze River Bridge, No. 3 Yangtze River Bridge, an extensive telephone system, a water plant, a power plant and a waste water treatment plant.

Market

     The principal market of Town House for its real estate development activities has been in the City of Wuhan in the PRC.

     The City of Wuhan is an ancient city and is the capital of Hubei Province in central China. Wuhan is the sixth largest city in the PRC with a population of approximately 8,000,000. Wuhan is an important transportation center on the Jianhan Plain, sitting at the confluence of the Yangtze River, the Hanjiang River, and its longest branch - the Hansui River. The City of Wuhan is comprised of three cities: Hanyang, Wuchang and Hankou.

     Because of the significant economic growth and development of central China, the City of Wuhan has experienced increasing demand for luxury residential properties and for retail and commercial space. The concept of mixed use buildings with retail and commercial space on the street level and the lowest floors with luxury apartment units on the higher floors has become increasingly popular in the PRC. As a result, recent building activity of Town House has been designed with the mixed use concept as principal objective.

     Town House is in competition with other real estate development companies in the City of Wuhan, some of which are larger and have greater financial resources than Town House.

Project Financing

     The real estate projects of Wuhan Pacific have been financed primarily by secured bank loans and by loans from Mr. Fang Zhong, the largest stockholder, a director, Chief Executive Officer and President of Town House.

     To facilitate the sale of its apartments, Town House has entered into corporate guarantees to secure mortgage loans to its property buyers.

Property Development Activities

     General. During the three year period ended December 31, 2003, Wuhan Pacific has designed, constructed and developed the following residential apartment and retail/commercial properties in the City of Wuhan in the PRC:



Name                    Property Type            Area in Square Feet
-----                   --------------           -------------------

1.  Gutian Apartments   Residential apartments   130,508 sq. ft. (5 floors- 112 units)

2.  Garden of Eden
    Apartments          Residential apartments   185,997 sq. ft. (6 floors- 138 units)

3.  General Gardens
    Phase I             Residential apartments   652,476 sq. ft. (8 floors- 936 units)
    Phase II            Residential apartments   580,534 sq. ft. (8 floors- 667 units)

4.  Diamond Mansion
    Phase I             Residential apartments   186,502 sq. ft. (6-17th floors)
                        Retail and commercial     72,890 sq. ft. (basement-5th floors)


                                   13

     1. Gutian Apartments. The Gutian Apartments consists of 112 apartment units ranging from 1,435 square feet to 2,037 square feet. The Gutian Apartments are located close to a retail and commercial area in the City of Wuhan

     2. The Garden of Eden. The Garden of Eden apartment complex is composed of three apartment buildings that have 138 apartment units ranging from 1,245 square feet to 2,408 square feet. The Garden of Eden has a European style, and is conveniently located near a retail and commercial area also located in the City of Wuhan.

     3. General Gardens - Phase I. The General Gardens-Phase I consists of buildings that have 936 apartment units ranging from 514 square feet to 1,170 square feet.

         General Gardens - Phase II. The General Gardens - Phase II is composed of apartment buildings that have 667 apartment units ranging from 595 square feet to 1,887 square feet.

     4. Diamond Mansion - Phase I. The Diamond Mansion - Phase I is an 18 story building located on a significant retail and commercial thoroughfare which is blocked from vehicle traffic. The first five floors have been sold for retail and commercial operations. The sixth through seventeenth floors are comprised of residential apartments, of which approximately 66% have been sold. The basement and the 18th floor is presently used for storage but are held for sale.

Construction-in-Progress

     Sanyang Apartments. During 2003, Wuhan Pacific acquired land use rights to a 153,000 square foot property situated on Sanyang Road in an upscale area of Hankou in the City of Wuhan for $1,539,855. Construction of a combined commercial and residential apartment complex is to be called the Sanyang Apartments began during 2003.

     Jing Qi. The Jing Qi project is a combined commercial residential apartment complex which is expected to commence construction during 2004.

     Construction has been temporarily halted on this project until the City of Wuhan completes its construction of a road to the complex which is being paid for by the City of Wuhan.

     Diamond Mansion - Phase II. The Diamond Mansion - Phase II project has commenced construction. It is a combined retail/commercial and residential apartment building adjacent to Diamond Mansion - Phase I which has been previously completed.

Ownership of Land

     There is no private ownership of land in the PRC, and all land ownership is held by the government of the PRC, its agencies and collectives.

     However, land use rights can be obtained from the government for periods ranging from 40 to 70 years, and are typically renewable. Land use rights can be transferred and these transfers account for most of the business activity in the primary real estate market in the PRC upon approval by the land administrative authorities of the PRC (State Land Administration Bureau) upon payment of the required land transfer fees.

     Properties may under certain circumstances be sold in advance of the completion of the actual full development of a property. Apartments can be purchased by customers by payment-in-full, payment by installment, or payment by mortgaged property loans.

Government Regulation

     Wuhan Pacific's projects are subject to various laws and governmental regulations, such as zoning regulations, relating to its business operations and project developments. It must obtain and keep current various licenses, permits and regulatory approvals for its development projects. Wuhan Pacific believes that its is in compliance with all laws, rules and regulations applicable to its projects and that such laws, rules and regulations do not currently have a material impact on its operations. Due to the increasing levels of development in the areas of China where it currently operates, it is possible that new laws, rules and/or regulations may be adopted that could affect Wuhan Pacific's projects or proposed projects. The enactment of such laws, rules or regulations in the future could have a negative impact on its projected growth or profitability, which could decrease its projected revenues or increase its costs of doing business.

Employees

     As of December 31, 2003, Town House and Wuhan Pacific had approximately 150 employees. No employee group is covered under a collective bargaining agreement. Town House and Wuhan Pacific believes its relationship with its employees is good.

Legal Proceedings

     Town House and its subsidiaries are not a party to, nor are any of our respective properties the subject of, any material pending legal or arbitration proceedings.

Risk Factors

     The business of Town House is subject to a number of risk factors, described below.

     Change in Political and Economic Conditions

     Since Town House's main country of business operations is the PRC, Town House's business operations and financial position are subject, to a significant degree, to the economic, political and legal developments in the PRC.

     The PRC government started implementing its economic reform policy in 1978, which has enabled the PRC economy to gradually transform from a "planned economy" to a "socialist market economy." In 1993, the concept of the socialist market economy was introduced into the Constitution of the PRC, and the country has since accelerated development of a market economy. A noteworthy phenomenon in the recent development of the PRC economy is that non-state owned enterprises such as private enterprises play an increasingly important role in the PRC economy and the degree of direct control by the PRC government over the economy is gradually declining.

     The PRC government has been taking macro-economic austerity measures to suppress inflation and curb the pace of economic growth since July 1993.
These measures include raising interest rates, tightening credit supply, delaying implementation of certain reform policies on pricing, enhancing financial supervision as well as tightening control on the granting of approval for property and infrastructure projects. However, since 1998, there has been deflation in the PRC economy and the current economic policies of the PRC mainly focus on stimulating consumption and expansion of domestic demand.

     While the PRC government has not stopped its economic reform policy since 1978, any significant adverse changes in the social, political and economic conditions of the PRC, may have fundamental changes in the PRC economic reform policies and thus Town House's operations and profits may be adversely affected.

     Change in Tax Laws and Regulations in the PRC

     Various tax reform policies have been implemented in the PRC in recent years. Interpretation of certain tax policies is still awaiting guidance from the PRC government. Moreover, there can be no assurance that the existing tax laws and regulations will not be revised or amended in the future.

     Change in PRC Legal System

     The PRC legal system is based on statutory law. Unlike the common law system, statutory law is based on written statutes. Prior court decisions may be cited as persuasive authority but do not have binding effect. Since 1979, the PRC government has been promulgating and amending the laws and regulations regarding economic matters, such as corporate organization and governance, foreign investment, commerce, taxation and trade. However, the PRC legal system is still not as fully developed as those western countries with a common law legal system.

     Changes in Currency Conversion Policies in the PRC

     Renminbi (Yuan) is not a freely exchangeable currency. Since 1998, the State Administration of Foreign Exchange of China has promulgated a series of circulars and rules in order to further enhance the verification of the truthfulness of foreign exchange payments under the current account items of a PRC enterprise and has imposed strict requirements in respect of borrowings and repayments of foreign exchange debts from and to foreign creditors under the capital account items and creation of foreign security in favor of foreign creditors.

     This may cause complicated procedures in foreign exchange payments to foreign creditors under the current account items and thus will affect the restrictions on borrowing of international commercial loans, creation of foreign security and borrowing of Renminbi loans under guarantees in foreign currencies. (The majority of the income from the Town House entities is in Renminbi). Furthermore, the value of Renminbi (Yuan) may become subject to supply and demand, which could be largely affected by the international economic and political environment and any fluctuations in the exchange rate of Renminbi could have an adverse effect on the operational and financial condition of Town House entities.

       FINANCIAL INFORMATION CONCERNING TOWN HOUSE

      Included in this Information Statement, beginning with page F-1, are the audited consolidated financial statements of Town House and its subsidiary, Wuhan Pacific, for the two fiscal years ended December 31, 2003 and 2002, together with the report of Murrell, Hall, McIntosh & Co., PLLP, independent auditors, and the unaudited condensed consolidated financial statements of Town House for the six months ended June 30, 2004 and June 30, 2003.

Forward-Looking Statements

     The foregoing discussion of Town House and Wuhan Pacific, and the financial statements of Town House included in this Information Statement, contain "forward-looking statements," within the meaning of Section 27A of the Securities Act. All statements, other than statements of historical fact, included in the business discussion or the financial statements that address activities, events or developments that Town House expects, projects, believes, or anticipates will or may occur in the future, including matters having to do with expected and future property sales, Town House's ability to fund its operations and repay debt, business strategies, expansion and growth of operations and other such matters, are forward looking statements. These statements are based on certain assumptions and analyses made by Town
House management in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. These statements are subject to a number of assumptions, risks and uncertainties, including general economic and business conditions, the business opportunities (or lack thereof) that may be presented to and pursued by Town House, Town House's performance on its current projects and its success in obtaining new projects, Town House's ability to attract and retain qualified employees, and other factors, many of which are beyond Town House's control. You are cautioned that these forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected in such statements.

Discussion and Analysis of Town House Management
------------------------------------------------

     Business Overview

     Town House Land Limited (formerly: Hong Kong Window of the World Apparel Co., Limited) was incorporated in Hong Kong, as a private limited liability company on August 13, 2001 with an authorized capital of $64,103 (HK$500,000)
divided into 500,000 ordinary shares of par value $0.12 (HK$1.00) each.   Town
House Land Limited ("Town House") changed to its present name on August 13, 2003. On August 15, 2003, Town House acquired 97% of the outstanding registered capital of Wuhan Pacific Real Estate Development Company Limited ("Wuhan Pacific"). Terms of the transaction call for Town House to pay $1,602,564 in cash plus the contribution of an additional $5,857,488 in share capital in Town House as consideration for the acquisition of the 97% interest in Wuhan Pacific's registered capital. For financial reporting purposes, Wuhan Pacific was considered to be the acquiring entity and the additional cash consideration paid was treated as a distribution to members.

    Wuhan Pacific Real Estate Development Company Limited ("Wuhan Pacific") was registered as a formal third level property company in Hubei Province, in the People's Republic of China as a limited liability company on December 18, 1995 with a registered capital of $1,207,729 (Rmb.10,000,000) and a defined period of existence of 14 years to December 18, 2009. Subsequent recapitalizations during 2000 increased Wuhan Pacific's registered capital to

$6,038,647 and changed is classification to a second level property company. On August 15, 2003, Wuhan Pacific entered into a reverse merger agreement with Town House Land Limited. At June 30, 2004 Town House held 97% of the registered capital of Wuhan Pacific. Collectively hereinafter, Town House and Wuhan Pacific are referred to as "Town House".

     On October 10, 2003 Wuhan City Foreign Investment Bureau approved the registration of Town House as a Sino Foreign Joint Investment Enterprise with a defined period of existence of 20 years to October 27, 2023.

     Town House's principal activity is the development and sale of commercial and residential real estate. Town House's principal country of operations is in The People's Republic of China ("PRC").

     The following table reflects Town House's 2003 inventory sold as well as inventory remaining at December 31, 2003.


                                                                       Property Held For Sale
                                     Sales in 2003                     at December 31, 2003
                         --------------------------------------------------------------------
                                                                       Sq. Meters
                         Sq. Meters  Sq.                   Cost Plus   Available
                         Available   Meters                Allocable      @
                         @ 12/31/02  Sold     Sales Price  Sales Tax   12/31/03  Cost
                         ----------- -------- ------------ ----------- --------- ------------
PROPERTY
Garden of Eden                9,270    5,390   $  842,173  $  278,456     3,880  $  183,394
General Garden Phase I       11,944      225       25,795      23,833    11,719   1,202,087
General Garden Phase II       9,843      375       57,922      31,597     9,468     757,189
Diamond Mansion
  (7F to 17F)                 7,045    2,042      762,320     560,108     5,003   1,208,639
Diamond Mansion -
  Floors 1-5                  5,746    2,372    7,392,491   4,226,442     3,375   4,382,506
Gutian Apartment              8,285        -            -           -     8,285     608,669
Sanyang Apartments                -        -            -           -         -           -
                         ----------- -------- ------------ ----------- --------- -----------

                             52,133   10,404   $9,080,701  $5,120,435    41,730  $8,352,484
                         =========== ======== ============ =========== ========= ===========


      The following table reflects Town House's 2002 inventory sold as well as inventory remaining at December 31, 2002.

                                                                       Property Held For Sale
                                     Sales in 2002                     at December 31, 2002
                         --------------------------------------------------------------------
                                                                       Sq. Meters
                         Sq. Meters  Sq.                   Cost Plus   Available
                         Available   Meters                Allocable      @
                         @ 12/31/01  Sold     Sales Price  Sales Tax   12/31/02  Cost
                         ----------- -------- ------------ ----------- --------- ------------
Garden of Eden               15,370    6,100  $   965,258  $  309,264     9,270  $   428,887
General Garden Phase I       32,234   20,290    2,199,114   2,102,570    11,944    1,221,209
General Garden Phase II      21,105   11,262    1,600,167     963,778     9,843      773,736
Diamond Mansion
 (7F to 17F)                  9,673    2,628      997,626     662,718     7,045    1,701,841
Diamond Mansion
 Floors 1-5                   3,677        -            -           -     3,677    6,062,357
Gutian Apartment             12,129    3,844      612,906     197,599     8,285      556,358
Sanyang Apartments                -        -            -           -         -            -
                         ----------- -------- ------------ ----------- --------- ------------

                             94,188   44,124  $ 6,375,071  $4,235,929    50,064  $10,744,388
                         =========== ======== ============ =========== ========= ============



                                   18

    The following table reflects Town House's inventory sold for the six months ended June 30, 2004, and June 30, 2003:

           Sales in the six months ended June 30, 2004
         -----------------------------------------------

                                                             Cost Plus
                                                             Allocable
Diamond Mansion          Sq Meters Sold      Sales           Sales Tax
----------------         --------------      --------------  -------------
First floor                     101.29       $     541,694   $    126,596
Second floor                    359.33             971,645        399,634
Third floor                     137.43             413,050        155,003
Fourth floor                    375.72             674,146        395,998
Fifth floor                     865.63           1,557,152        921,924
                         --------------      --------------  -------------
                              1,839.40       $   4,157,687   $  1,999,155
                         ==============      ==============  ============



          Sales in the six months ended June 30, 2003
           --------------------------------------------

                                                             Cost Plus
                                                             Allocable
Property                 Sq Meters Sold       Sales          Sales Tax
---------------          --------------      --------------  --------------
General Garden Phase 1          225.27       $      25,795   $      24,619
General Garden Phase 2          374.75              57,922          33,363
Garden of Eden                5,294.33             825,173         298,600
Diamond Mansion (7F-17F)      2,041.63             762,320         537,856
                         --------------      --------------  --------------
                              7,935.98       $   1,671,210   $     894,438
                         ==============      ==============  =============

Critical Accounting Estimates and Accounting Policies

     Town House must make estimates of the collectability of accounts receivable. Town House analyzes historical write-offs, changes in its internal credit policies and customer concentrations when evaluating the adequacy of its allowance for doubtful accounts. Differences may result in the amount and timing of expenses for any period if Town House makes different judgments or uses difference estimates.

      Inventories are valued at the lower of cost or net realizable value. Town House must periodically evaluate the carrying value of its inventories to determine whether market conditions have impaired the carrying value of its inventories.

     Property and equipment are evaluated for impairment whenever indicators of impairment exist. Accounting standards require that if an impairment indicator is present, Town House must assess whether the carrying amount of the asset is unrecoverable by estimating the sum of the future cash flows expected to result from the asset, undiscounted and without interest charges. If the carrying amount is less than the recoverable amount, an impairment charge must be recognized based on the fair value of the asset. Management assumed Town House was a going concern for purposes of evaluating the possible impairment of its property and equipment. Should Town House not be able to continue as a going concern, there may be significant impairment in the value of Town House's property and equipment.

      As part of the process of preparing our consolidated financial statements, Town House management is required to estimate its income taxes. This process involves estimating current tax exposure together with assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities. Town House must then assess the likelihood that its deferred tax assets will be recovered from future taxable income, and, to the extent it believes that recovery is not likely, it must establish a valuation allowance. To the extent that it establishes a valuation allowance or increases this allowance in a period, it must include a tax provision or reduce its tax benefit in the statements of operations. Town House uses its judgment to determine a provision or benefit for income taxes, deferred tax assets and liabilities and any valuation allowance recorded against Town House's net deferred tax assets.

      Town House cannot predict what future laws and regulations might be passed that could have a material effect on its results of operations. Town House assesses the impact of significant changes in laws and regulations on a regular basis and updates the assumptions and estimates used to prepare its financial statements when management deems it necessary.

      Town House has determined the significant principles by considering accounting policies that involve the most complex or subjective decisions or assessments.

Results from Operations - Comparison of Years Ended December 31, 2003 and 2002

     Revenues increased 42% in 2003 to $9,080,701 from $6,375,071 in 2002, resulting in net income of $2,577,838 for 2003 compared to net income of $1,068,914 in 2002. This was mainly attributable to sales associated with the Window of the World Shopping Mall (Diamond Mansion Phase 1 - commercial properties) in addition to the normal residential projects.

      Floors one through five are commercial shopping space which differs from what we referred to as normal residential properties which up to that point had all been residential apartments. As disclosed in the table included in the business overview, sales from floors one though five of the Diamond Mansion Phase I for 2003 were $7,329,491 versus no commercial property sales in 2002. During 2003, advances from buyers decreased by $1,116,625 from $1,845,016 at December 31, 2002 to $728,391 in 2003. This decrease represents sales finalized in 2003 and accounts for 17.5% of increase in 2003 sales over 2002.

     Cost of sales increased by 21% to $5,120,435 in 2003 as compared to $4,232,929 for 2002. This increase was primarily due to a 42% increase in sales. This increase in cost of sales is offset in part by a 10% increase in gross profit margins from 33% in 2002 to 43% in 2003. Gross profit margin increased by 10% during 2003 due primarily to the following factors:

      1. During 2002, Town House had $3,799,281 in sales generated from the General Garden project in which it generated only a 22% gross profit margin. During 2003, the Company had sales of only $83,717 on which it generated a gross profit margin of 33%.

      2. During 2003, Town House had $7,392,491 in sales from the Diamond Mansion commercial properties on which it generated a 42.8% gross profit margin. There were no sales of the Diamond Mansion commercial properties in 2002.

      General and administrative expenses increased by $128,454 or 75% from $172,397 in 2002 to $300,851 in 2003. The increase was due primarily to increases in consulting fees and salaries to administrative staff. Included in consulting expenses were fees paid to legal counsel, development planning fees and accounting fees. Salaries increased by $14,344 or 55% to $40,312 in 2003 as compared to $25,968 in 2002.

      Selling expense increased by $400,015 or 1,026% from $38,991 in 2002 to $439,006 in 2003. This increase was due to $312,521 in advertising incurred in 2003 compared to none incurred in 2002.

     Interest expense increased by 7% to $326,849 in 2003 from $304,580 in 2002 was primarily due to increased activities in short-term borrowings.


 Results from Operations - Comparison of the Six Months Ended June 30, 2004 and 2003

      Revenues increased 149% in six months ended June 30, 2004 to $4,157,687 from 1,671,210 in six months ended June 30, 2004, resulting in net income of 1,243,341 for the first half year of 2004 compared to net income of $224,652 for the same period of 2003. This was mainly attributable to sales associated with the Diamond Mansion floor one through five.

      Floors one through five are commercial shopping space which differs from what Town House referred to as normal residential properties which up to that point had all been residential apartments. As disclosed in the table included in the business overview, sales from floors one though five of the Diamond Mansion Phase I for the six months ended 2004 were $4,157,687 versus no commercial property sales in the same period of 2003.

      Cost of sales increased by 124% to $1,999,155 in the six months ended June 30, 2004 as compared to $894,438 for the same period ended June 30, 2003. This increase was primarily due to a 149% increase in sales. This increase in cost of sales is offset in part by a 6% increase in gross profit margins from 46% in six months ended June 30, 2003 to 52% in six months ended June 30, 2004.

      General and administrative expenses increased by $208,396 or 195% from $106,808 in six months ended 2003 to $315,204 in the same period 2004. The increase was due primarily to increases in consulting fees and salaries to administrative staff. Included in consulting expenses were fees paid to legal counsel, development planning fees and accounting fees.

      Selling expense increased by $273,065 or 1,088% from $25,082 in six months ended 2003 to $298,147 in six months ended 2004. This increase was due to increased expenditures in advertising incurred in 2004.

      Interest expense decrease by 91% to $18,275 in six months ended June
30, 2004 from $195,332 in the same period in 2003. This decrease was primarily due to decreased activities in the short-term borrowings.

Income Taxes

      Provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses carried forward. For the years ended December 31, 2003 and 2004, Town House has been granted the privilege of computing EIT based on 6% of sales revenues at the prevailing tax rate of 33%. EIT is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

    A reconciliation of EIT tax at the statutory rate to Town House's effective rate is as follows:

                                                2003          2002
                                                ----          ----

     Computed at the Statutory Rate         $   936,527     $ 519,077
     Tax effect of special tax rate
       granted during 2003                     (756,729)            -
     Tax effect tax of minor timing
       differences and credits                        -       (48,079)
                                            -----------     ---------
     Tax at effective rate                  $   179,798     $ 470,998
                                            ===========     =========


      As of June 30, 2004, provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing income tax rate of 33% based on 5% of the sales revenues generated.

      As of June 30, 2003, provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing income tax rate of 33%.


Liquidity and Capital Resources

     Cash provided by operations totaled $3,802,017 for 2003 compared to cash used in operations of $640,752 in 2002. The Company experienced positive cash flows from operations during 2003 due primarily to an increase in sales revenues for 2003. Sales revenues were $9,080,701 in 2003 compared to
$6,375,071   in 2002.

      Town House anticipates that it will have adequate working capital in the foreseeable future. However, Town House may wish to borrow additional amounts in order to expand and grow its operations.

      Cash provided by operations totaled $1,907,950 for the six months ended June 30, 2004 compared to cash used in operations of $5,116,192 in the same period of 2003. The Company experienced positive cash flows from operations during the first half year 2004, which is due primarily to an increase in sales revenues for the period. Sale revenues were $4,157,687 in six months ended June 30, 2004 compared to $1,671,210 in 2003.

Contractual Obligations

     The following table is a summary of the Company's contractual obligations as of December 31, 2003.

                                         Less Than
                              Total      One Year   1 - 3 Years  Thereafter
                              ---------- ---------- ----------- -----------
Due to Directors           $2,709,075 $2,709,075 $        - $         -
Enterprise Taxes Payable       1,006,201  1,006,201          -           -
Other Tax Payable                400,441    400,441          -           -
Short-Term Loans                 791,063    791,063          -           -
Long Term Debt                 3,159,887  2,253,201     153,373     675,689
                              ---------- ---------- ----------- -----------
Total                         $8,066,667 $7,159,981 $   153,373 $  675,689
                              ========== ========== =========== ===========

      The following table is a summary of Town House's contractual obligations as of June 30, 2004:

                                         Less than
                              Total      one year   1-3 years   Thereafter
                              ---------- ---------- ----------- -----------
Amounts due to directors      $2,680,550 $2,680,550 $        -  $        -
Deferred income taxed payable  1,226,530  1,226,530          -           -
Other tax payable                464,975    464,975          -           -
Short-term loans                 362,319    362,319          -           -
Long-term loans                2,972,744  2,078,161     27,610     866,973
                              ---------- ---------- ----------- -----------
Total                         $7,707,118 $6,812,535 $   27,610  $  866,973
                              ========== ========== =========== ==========


       The following table is a summary of Town House's contractual obligations as of June 30, 2003:

                                         Less than
                              Total      one year   1-3 years   Thereafter
                              ---------- ---------- ----------- -----------
Amounts due to directors      $1,784,483 $1,784,483 $        -  $        -
Deferred income taxed payable    940,476    940,476          -           -
Other tax payable                220,261    220,261          -           -
Short-term loans               2,415,459  2,415,459          -           -
Long-term loans                3,204,403     58,454  2,177,903     968,046
                              ---------- ---------- ----------- ----------
Total                         $8,565,082 $5,419,133 $2,177,903  $  968,046
                              ========== ========== =========== ==========


              AMENDMENT TO ARTICLES OF INCORPORATION

     The proposed amendment to the Company's Articles of Incorporation will cause the Company to change the name of the Company to "Town House Holdings, Inc.," or such similar name as determined by the new Board of Directors, and will increase its authorized capitalization from 20,000,000 shares, to 50,000,000 shares of Common Stock. Upon filing of the Amendment to the Articles with the Nevada Secretary of State, the name change will be effective.

     Following the Closing of the Acquisition, the operations of Town House will become the principal operations of the Company. Due to the Company's new business direction following the Acquisition, management wishes to more properly reflect its business activities, by changing the Company's name to "Town House Holdings, Inc.," or such similar name as decided by the Board of Directors. Management does not believe that the name change will have any material effect on the Company's operations.

     The Company currently has only 20,000,000 shares authorized, and will have a total of 19,989,333 shares outstanding following the transaction. Therefore, the Company will not have sufficient authorized but unissued shares to raise any equity capital, to make any acquisitions, or to engage in any other financing involving the shares of Common Stock of the Company. Accordingly, the parties to the Exchange Agreement have determined it is in the best interest of the Company to increase its authorized capitalization to 50,000,000 shares to provide the Company with sufficient authorized but unissued shares for future equity financings, possible acquisitions, and other transactions requiring the issuance of Common Stock.

     The Nevada Revised Statutes (the "Nevada Law") requires the approval of shareholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name and to increase its authorized capitalization of shares of Common Stock. Nevada Law also permits actions that would otherwise require a vote at a meeting of shareholders to be taken by written consent of the holders of at least the number of shares that would be necessary to authorize such actions at a meeting.

     Shareholders who own approximately 55.6% of the issued and outstanding voting securities of the Company, including officers and directors, have consented to amend the Company's Articles of Incorporation to change its name to "Town House Holdings, Inc.," or such similar name as decided by the Board of Directors and to increase its authorized capitalization of Common Stock.

                   PROPOSED REVERSE STOCK SPLIT

     As a result of the Reverse Split, each three shares of Common Stock outstanding at the effective time of the Reverse Split, will, without any action on the part of the holder thereof, become one share of Common Stock. For purposes of this description, the Common Stock, as presently constituted, is referred to as the "Old Common Stock" and the Common Stock resulting from the Reverse Split is referred to as the "New Common Stock." The closing bid price of the Company's Old Common Stock on August 12, 2004, was $0.23.

Principal Effects of the Reverse Split

     The principal effects of the Reverse Split will be as follows:

     Based upon the 3,598,000 shares of Old Common Stock outstanding on the Record Date, the Reverse Split would decrease the outstanding shares of Old Common Stock to 1,199,333 shares. The Reverse Split will not decrease the authorized number of shares of Common Stock, or change the par value per share ($0.001) of Common Stock. Upon the effectiveness of the Reverse Split, and the completion of the Acquisition, approximately 19,989,333 shares of New Common Stock would be outstanding, including the 18,390,000 shares issued to the Town House shareholders.

     The Company will obtain a new CUSIP number for the New Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, each three shares of Old Common Stock, without any action on the part of the holder, will represent one share of New Common Stock.

     Subject to minor differences resulting from the rounding up of fractional shares, as described below, consummation of the Reverse Split will not result in a material change in the relative equity position or voting power of the holders of Old Common Stock.

     The Amendment of the Company's Articles of Incorporation will be filed with the Nevada Secretary of State, twenty days after the mailing of this Information Statement. The Reverse Split is also expected to become effective at approximately the date of such filing (the "Effective Date").

Purposes of the Reverse Stock Split

     The Reverse Split was a negotiated provision of the Exchange Agreement. The Reverse Split will decrease the number of shares of Old Common Stock outstanding and presumably increase the per share market price for the New Common Stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community.

     Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks because the brokerage commission on a sale of a lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.

     In addition, in the absence of the Reverse Split, there are not a sufficient number of authorized but unissued shares of Common Stock to consummate the Acquisition. The Board of Directors believes that the Reverse Split and Acquisition is in the best interest of the Company and its shareholders because the Acquisition will provide shareholders with an operating business with the potential for growth. The Reverse Split is required to consummate the Acquisition and, if the Reverse Split is not consummated, the Acquisition will not take place, and the Company will remain an inactive "blank check" company with no significant assets or business. Additionally, the Reverse Split would reduce the number of shares of its Common Stock outstanding to amounts that the Board of Directors believes are more reasonable in light of its size and market capitalization. Finally, the resulting company may require additional capital for its operations and may not be able to raise the necessary capital unless the price of the Common Stock is higher than the current Common Stock price levels. However, no assurance can be given that the Reverse Split will result in any increase in the Common Stock price or that the Company will be able to complete any financing following the Reverse Split.

     When the trading price of the Company's Common Stock is below $5.00 per share, the Common Stock is considered to be "penny stocks" that are subject to rules promulgated by the United States Securities and Exchange Commission (the "Commission") (Rule 15-1 through 15g-9) under the Securities Exchange Act of 1934. These rules impose significant requirements on brokers under these circumstances, including: (a) delivering to customers the Commission's standardized risk disclosure document; (b) providing to customers current bid and offers; (c) disclosing to customers the broker-dealer and sales representatives compensation; and (d) providing to customers monthly account statements.

     The possibility exists that the reduced number of outstanding shares will adversely affect the market for the Common Stock by reducing the relative level of liquidity. In addition, the Reverse Split will increase the number of shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more.

     After the Reverse Split, and the completion of the Acquisition, the Company will have issued and outstanding approximately 19,989,333 shares of its Common Stock, and the Company will have the corporate authority to issue approximately 30,010,667 additional shares of authorized but unissued Common Stock. These authorized and unissued shares may be issued without shareholder approval at any time, in the sole discretion of the Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of the Company.
Any decision to issue additional shares will reduce the percentage of the Company's shareholders' equity held by the current shareholders and could dilute the Company's net tangible book value.

No Exchange of Certificates and Elimination of Fractional Share Interests

     On the Effective Date, three shares of Old Common Stock will automatically be combined and changed into one share of New Common Stock. No additional action on the part of the Company or any shareholder will be required in order to effect the Reverse Split. Shareholders will not be requested to exchange their certificates representing shares of Old Common Stock held prior to the Reverse Split for new certificates representing shares of New Common Stock. However, shareholders will be furnished the necessary materials and instructions to effect such exchange upon request.

     No fractional shares of New Common Stock will be issued to any shareholder, and all fractional shares will be rounded up to the next whole number.

Federal Income Tax Consequences of the Reverse Split

     The combination of three shares of the Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor.

     This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

            APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

     The Company's Board of Directors has adopted a 2004 Stock Incentive Plan (the "Plan"). Shareholders who hold approximately 55.6% of the outstanding stock of the Company have approved the Plan. The Plan designates a Stock Option Committee appointed by the Board of Directors and authorizes the Stock Option committee to grant or award to eligible participants of the Company and its subsidiaries and affiliates, stock options, stock appreciation rights, restricted stock performance stock awards and Bonus Stock awards for up to 1,500,000 post-split shares of the New Common Stock of the Company. The initial members of the Stock Option Committee have not yet been appointed. There are no awards outstanding under the Plan. A complete copy of the Plan is attached hereto as Exhibit "B."

     The following is a general description of certain features of the Plan:

     1. Eligibility. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates, are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan. Directors are eligible to receive Stock Options.

     2. Administration. The Plan is administered by the Stock Option Committee (the "Committee") of the Company. The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Plan.

     3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986, and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Committee but shall not be less than 100% of the fair market value of a share on the date of grant for ISO's, and not less than 85% of the fair market value of a share on the date of grant for Non-qualified Stock Options. The term of each option will be fixed by the Committee, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option. In the case of 10% stockholders, no ISO shall be exercisable after the expiration of five (5) years from the date the ISO is granted.

     4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted Common Stock of the Company (as determined by the Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

    5. Restricted Stock. Restricted shares of the Common Stock may be awarded by the Committee subject to such conditions and restrictions as they may determine. The Committee shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No Restricted Stock Award may provide for restrictions beyond ten (10) years from the date of grant.

    6. Performance Stock. Performance shares of Common Stock may be awarded without any payment for such shares by the Committee if specified performance goals established by the Committee are satisfied. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is based. The Committee shall establish the maximum number of shares to stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if, in it discretion unforeseen events make such adjustment appropriate. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.

    7. Bonus Stock. The Committee may award shares of Common Stock to eligible persons, without any payment for such shares and without any specified performance goals. The Employees eligible for bonus Stock Awards are senior officers and consultants of the Company and such other employees designated by the Committee.

    8. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

    9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a director as the case may be.

    10. Change of Control. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Committee prior to such Change of Control, or (b) to the extent expressly provided by the Committee at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Committee, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Committee. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of the Company and, therefore, may adversely affect the market price of the Common Stock of the Company.

    11. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of Common Stock subject to the Plan without stockholder approval.

     Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the plan the Company is reserving the right to issue up to 1,500,000 shares of New Common Stock. Such issuances may be in the form of stock options, stock appreciation rights, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of the Company's Common Stock, or at the time of exercise the exercise price may be below current market prices of the Company's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the plan will result in the reduction of shareholder's interest of the Company with respect to earnings per share, voting, liquidation and book value per share.

Federal Income Tax Consequences

     The following discussion summarizes U.S. federal tax treatment of options granted under the Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances. Optionees are encouraged to seek professional tax advice when exercising Awards under the Plan.

     Non-Qualified Stock Options. If an optionee is granted options under the Plan that constitute non-qualified stock options, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of non-qualified stock options, an optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The holder's basis for the Common Stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises the stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

     Incentive Stock Options. There is no taxable income to an optionee when he is granted an option under the Plan that constitutes an ISO or when that option is exercised. However, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the Common Stock within (a) two years after the date of grant of the ISO or (b) within one year of the date the Common Stock was transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the exercise price and the fair market value of the Common Stock on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. An ISO exercised more than three months after an optionee retires, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

     SARs. No taxable income is realized on the receipt of an SAR, but on exercise of the SAR the fair market value of the Common Stock (or cash in lieu of Common Stock) received must be treated as compensation taxable as ordinary income to the optionee in the year of the exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the optionee realized as ordinary income.

     Stock Awards. The taxation of stock awards will depend in part on the type of stock award that is granted. However, if an employee has been granted a restricted stock unit, he will generally not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Instead, the employee will generally recognize ordinary income at the time a restricted stock unit becomes vested (that is, when the Committee approves the release of the restricted stock unit) in an amount equal to the fair market value of the Common Stock that becomes vested pursuant to such restricted stock unit (plus the amount of any dividend equivalents awarded with respect to the restricted stock unit and interest thereon), and the Company will be entitled to a corresponding deduction.

     The foregoing is only a summary of certain federal income tax consequences under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

     The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Exhibit "B."

                            MANAGEMENT

Current Management of the Company

     The following table sets forth the names, ages, and positions with the Company for each of the directors and officers of the Company.

Name                    Age        Positions*                          Since
----------------------------------------------------------------------------
Richard B. Stuart       70         President and Director              1986
Jack M. Gertino         65         Secretary, Treasurer and Director   1986


* In August, 2003, Philip C. Gugel, Vice President and a director, passed away. Mr. Gugel has not been replaced.

     All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders or until their successors are duly elected and qualified.

     The following is information on the business experience of each director and officer.

     Richard B. Stuart earned his BA at New York University in 1955 and masters and doctoral degrees at Columbia University in 1960 and 1965, respectively. He currently holds the following positions: President, Behavior Change Systems (Ann Arbor, MI), a firm offering business consulting and program development services; Program Director, Respecialization in Clinical Psychology, The Fielding Graduate Institute (Santa Barbara, CA); Clinical Professor Emeritus, Department of Psychiatry, University of Washington (Seattle, WA). Dr. Stuart also provides psychological services through a private practice in Seattle, WA. From 1972 to 1983, he was Psychological Director of Weight Watchers International and President of its subsidiary, One-To-One Weight Control Clinics. Dr. Stuart has also been a consultant to companies involved in businesses ranging from wholesale groceries to auto parts production and human services. Dr. Stuart was an officer and director of Domino Investments (Salt Lake City, UT).

     Jack M. Gertino has been a private investor and business consultant in Salt Lake City, Utah, for the past ten years. For the past ten years, he has also been engaged in the private development of, and investment in, commercial and residential real estate in Utah, Arizona and New Mexico. He currently provides consulting services for financial institutions. Mr. Gertino has been involved in private and public financings over the past twenty years. From February 1992 to the present, he has served as a director of Red Horse Entertainment Corporation, a publicly held shell corporation seeking a business acquisition.

Proposed New Management

     At or shortly following Closing of the Town House Acquisition, it is anticipated that the current Board of Directors will appoint the designees of Town House as new directors. Following such appointment, the current Board of Directors will resign their positions with the Company. Two of these individuals are expected to become executive officers of the Company at Closing. The individuals who it is currently expected will be directors and officers of the Company following Closing are set forth below.

Name                 Age    Position(s)
---------------------------------------------------------------------------
Fang Zhong           39     Chairman, Director, Chief Executive
                            Officer and President

Luo Yun Fang         46     Director, Executive Vice President-Chief Financial
                            Officer and Treasurer

Fang Wei Feng        33     Director

Fang Wei Jun         37     Director

Fang Hui             33     Director

Hu Min               24     Director

     The following is information on the business experience of each director and officer.

     Mr. Fang Zhong is the founder and has been the Chairman of the Board, Chief Executive Officer and President of Town House since its organization in 2003. From 1995 to the present, he has been the Chief Executive Officer and a director of Wuhan Pacific which is the principal operating subsidiary of Town House. Mr. Fang Zhong received a B.S. degree in industrial and domestic architecture from the Wuhan Institute of Urban Construction. He also participated in the MBA program at Northern Jiaotong University. He has received various awards, including "Young Entrepreneur in Central-south Area" of the PRC, and "One of Ten Excellent Young Entrepreneurs Leading Private Enterprises in Wuhan". He also holds various significant positions such as the Standing Director of Hubei Physical Culture Foundation, Deputy to Jiang'an District People's Congress, a Standing Member to Jiang'an District Political Consultative Conference, and the Vice Chairman of Jiang'an District Young People Association, etc.

     Mr. Luo Yun Fang became a director, the Executive Vice President-Chief Financial Officer and Treasurer of Town House in 2003. He has been the general manager of Wuhan Pacific since 1998. He has more than 20 years of experience in financial and administration management. He received a B.S. degree in 1980 from the Hunan Financial University, and received an MBA degree from Northern Jiaotong University in 2001. Mr. Luo Yun Fang also holds other positions, such as an editor of the Financial Periodical in the PRC; Consultant and Standing Director of Chinese Finance and Tax website; member of standing committee and member of executive committee of Wuhan Industrial and Commercial Association and Wuhan General Commerce Association.

     Mr. Fang Wei Feng has been employed as the manager of the materials department and construction operations responsible for construction material purchases and distribution, since 1996. He became a director and Vice President-Construction Operations of Town House in 2003.

     Mr. Fang Wei Jun has been employed as the manager of the engineering department of Wuhan Pacific, since 2000. He has been an employee of Wuhan Pacific for over ten (10) years. He became the General Manager of Operations of Town House in 2003. He attended Zhengzhou College and graduated in 1985.

     Ms. Fang Hui became the Accounting Manager of Town House in 2003. She graduated from Hubei Medical University in June 1996 in surgery. From September 2000 to the present, she has been the Financial Manager of Wuhan Pacific.

     Ms. Hu Min has been employed as the Human Resources Manager of Wuhan Pacific since 2000. She graduated from Wuhan University in 2001.

     Mr. Fang Zhong is married to Ms. Hu Min. Fang Zhong, Fang Wei Feng, Fang Wei Jun and Fang Hui are siblings. Luo Yun Fang is a cousin to all of these siblings.

                      EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following sets forth the compensation of Comet's executive officers for the three fiscal years ended December 31, 2003.



------------------- -------------- --------- -------- ------------- ---------------
                    Fiscal                                          All
Name and            Year Ended                                      Other
Principal Position  Dec. 31 (1)(2) Salary($) Bonus($) Options(#)(3) Compensation($)
------------------- -------------- --------- -------- ------------- ---------------
Richard B. Stuart     2003             0        0           0       10,000(1)
President and Chief   2002             0        0           0        5,000(2)
Executive Officer     2001             0        0           0            0
------------------- -------------- --------- -------- ------------- ---------------
Jack M. Gertino       2003             0        0           0       20,000(1)
Secretary/Treasurer   2002             0        0           0       10,000(2)
and Chief Financial   2001             0        0           0            0
Officer
------------------- -------------- --------- -------- ------------- ---------------



(1) The Company recorded compensation expense for Richard B. Stuart and Jack M. Gertino, computed on an hourly basis, in the amounts indicated, for their efforts in reviewing the business opportunity with Town House for a possible business combination during the fiscal year, participating in meetings and conference calls in connection with such opportunity, and undertaking related activities.

(2) The Company recorded compensation expense for Richard B. Stuart and Jack M. Gertino, computed on an hourly basis, in the amounts indicated, for their efforts in reviewing a specific business opportunity for a possible business combination during the fiscal year, participating in meetings and conference calls in connection with such opportunity, and undertaking related activities. This possible transaction was terminated in October, 2002.

(3)     On March 11, 1999, the Company granted to Richard B. Stuart, Phillip
C. Gugel and Jack M. Gertino options to purchase 200,000 shares of Common Stock each at an exercise price of $0.1875, which was the average of the bid and asked prices for the Common Stock on that date. The options are vested and expire in March 2009. The options were issued to compensate these persons for their services to the Company over the past 13 years, for which they had received no other compensation. Messrs. Gertino and Stuart have agreed that their options to purchase all but 12,500 post-split shares each, will be cancelled at the Closing. The options of Mr. Gugel have now passed on to his estate.

     The Company has no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with the Company or compensation for services. The Company has no plan, agreement, or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding the issuance to such persons of any shares of the Company's authorized and unissued Common Stock. There is no understanding between the Company and any of its present stockholders regarding the sale of a portion or all of the Common Stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal stockholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. No advances have been made or contemplated by the Company to any of its officers, directors, or principal stockholders, or any of their affiliates or associates.

     There is no policy that prevents management from adopting a plan or agreement in the future that would provide for cash or stock based compensation for services rendered to the Company.

     In connection with the Exchange Agreement between the Company and Town House, Town House has entered into a consulting agreement with Belair Consulting, L.L.C., a limited liability company of which Messrs. Stuart and Gertino are owners. (See "Certain Relationships and Related Transactions," page 31).

     The following table sets forth certain information with respect to unexercised options held by the executive officers as of December 31, 2003. The option shares reflected below give effect to the proposed Reverse Split.



                           Number of Securities           Value of Unexercised
Name and Principal     Underlying Unexercised Options     In-the-Money Options
Position                  at December 31, 2003 (#)      at December 31, 2003($)(1)
---------------------  -------------------------------  ---------------------------
                         Exerciseable/Unexerciseable    Exerciseable/Unexerciseable
                         ---------------------------    ---------------------------
Richard B. Stuart (2)
  President                   66,667/ -0-                       -0-/ -0-

Philip C. Gugel (3)
  Vice President              66,667/ -0-                       -0-/ -0-

Jack M. Gertino (2)
  Secretary and Treasurer     66,667/ -0-                       -0-/ -0-


(1) This value is determined on the basis of the difference between the average of the high bid and asked prices on December 31, 2003, of the securities underlying the options, and the exercise price.

(2) The options covering all but 12,500 post-split shares each held by Richard B. Stuart and Jack M. Gertino, will be cancelled at Closing.

(3) Mr. Gugel passed away in 2003; however, his options are held by his estate.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Closing of the Exchange Agreement, Town House and the Company have entered into a consulting agreement (the "Consulting Agreement") with Belair Consulting, LLC, a Utah limited liability company ("Belair"), of which Jack M. Gertino, Secretary/Treasurer of the Company and Richard Stuart, officers and directors, are members and owners. Under this agreement, Belair will provide consulting services in financial management planning, capital formation and shareholder relations for a period of two (2) years, and will receive up to 400,000 post-split shares of restricted Common Stock of the resulting company, together with up to $130,000 in cash compensation, over such two year period. This transaction cannot be considered the result of arms' length negotiations.

     Except the transactions described above, there are no proposed transactions and no transactions during the past two years to which the Company was a party and in which any officer, director, or principal shareholder, or their affiliates or associates, was also a party.

     The officers and directors are compensated at an hourly rate for time expended in connection with the Exchange Agreement.

     A shareholder of the Company, James C. Lewis, has provided legal services in connection with the Town House transaction, and will be compensated at his normal rates for such services.

     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     Although quotations for the Company's Common Stock appear on the NASD Electronic Bulletin Board, there is no established trading market for the Common Stock. For the past two calendar years to the present, transactions in the Common Stock can only be described as sporadic. Consequently, the Company is of the opinion that any published prices cannot be attributed to a liquid and active trading market and, therefore, are not indicative of any meaningful market value.

     The following table sets forth for the respective periods indicated the prices of the Company's Common Stock in the over-the-counter market, as reported and summarized by the NASD Electronic Bulletin Board. Such prices are based on inter-dealer bid and asked prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

Calendar Quarter Ended           High Bid ($)         Low Bid ($)
-----------------------         -------------         -----------

March 31, 2002                    0.5300               0.1600
June 30, 2002                     0.2300               0.1000
September 30, 2002                0.1200               0.1000
December 31, 2002                 0.0700               0.0700

March 31, 2003                    0.0700               0.0700
June 30, 2003                     0.0700               0.0700
September 30, 2003                0.0800               0.0700
December 31, 2003                 0.1500               0.0800

March 31, 2004                    0.3000               0.1500
 June 30, 2004                 0.2500               0.2400

     As of August 12, 2004, the closing bid price for the Company's Common Stock was $0.23. There are outstanding options to purchase 600,000 pre-split shares of Common Stock at an exercise price of $0.1875, which expire in March 2009. Of such amount, Jack M. Gertino and Richard B. Stuart each hold options to purchase 200,000 shares. In connection with the Town House Acquisition, Jack M. Gertino and Richard B. Stuart have agreed that options to purchase all but 75,000 pre-split shares may be cancelled at Closing. There is an outstanding warrant to purchase 50,000 pre-split shares of the Company's Common Stock at an exercise price of $0.1875, which expires in March 2009.
All shares of Common Stock outstanding may be sold without restriction under Rule 144(k) promulgated under the Securities Act of 1933, except 403,360 pre-split shares, which are held by officers and directors ("Control Shares"). Control Shares may be sold subject to complying with all of the terms and conditions of Rule 144, except the one-year holding period, which has been satisfied.

     Since its inception, no dividends have been paid on the Company's Common Stock. The Company intends to retain any earnings for use in its business activities, so it is not expected that any dividends on the Common Stock will be declared and paid in the foreseeable future.

     At August 12, 2004, there were approximately 101 holders of record of the Company's Common Stock.

        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. The Company believes all forms required to be filed under Section 16 of the Exchange Act have been filed timely.

 HISTORICAL FINANCIAL INFORMATION OF COMET AND TOWN HOUSE

      The audited consolidated financial statements of Town House for the two years ended December 31, 2003, together with the report of Murrell, Hall, McIntosh & Co., PLLP, independent auditors, an the unaudited consolidated financial statements of Town House for the six months ended June 30, 2004 and 2003, are included in this Information Statement beginning on page F-1.

      The financial statements of Comet for the fiscal year ended December 31, 2003, have been audited by HJ & Associates, LLC, independent public accountants, as indicated in their report with respect thereto and are included in Comet's Annual Report on Form 10-KSB for fiscal 2003, which is incorporated herein by reference, in reliance upon the authority of said firm as experts in accounting and auditing.

      The unaudited financial statements of the Company for the three months ended March 31, 2004 and March 31, 2003, and the unaudited financial statements of the Company for the six months ended June 30, 2004 and June 30, 2003, are included in the Company's quarterly reports on Form 10-QSB for the quarters ended March 31, 2004 and June 30, 2004, respectively, which are incorporated herein by reference.


                      PRO FORMA INFORMATION

The Pro Forma Financial Information, required by Item 310(d) of Regulation S-B showing the effect on the Company and Town House of the Town House Acquisition, as of December 31, 2003 and June 30, 2004, are included in this Information Statement beginning on page F-48.

                     INDEPENDENT ACCOUNTANTS

     The Company's current independent auditor is HJ & Associates, LLC. It is contemplated that following Closing of the Acquisition, Murrell, Hall, McIntosh & Co PLLP ("Murrell"), Oklahoma City, Oklahoma, will become the Company's independent auditors.

                  INDEX TO FINANCIAL STATEMENTS

Town House Land Limited and Subsidiaries:

1. Unaudited Condensed Consolidated Comparative Financial Statements as of June 30, 2004 and 2003:

     Accountant's Compilation Report.......................................F-2
     Unaudited condensed consolidated comparative balance sheets...........F-3
     Unaudited condensed consolidated comparative statements
         of operations.....................................................F-5
     Unaudited condensed consolidated comparative statements of members' equity...................................................F-6
     Unaudited condensed consolidated comparative statements of cash flows........................................................F-7
     Notes to the unaudited condensed consolidated comparative
         financial statements..............................................F-9


2.   Consolidated Financial Statements as of December 31, 2003 and 2002:

     Independent Auditors' Report.........................................F-25
     Consolidated Balance Sheets..........................................F-26
     Consolidated Statements of Operations................................F-27
     Consolidated Statements of Members' Equity...........................F-28
     Consolidated Statements of Cash Flows................................F-29
     Notes to the Consolidated Financial Statements.......................F-31


Comet Technologies, Inc. and Subsidiaries:


1.   Pro Forma Condensed Consolidated Financial Statements as of June 30,
2004......................................................................F-48

     Pro Forma Condensed Consolidated Balance Sheet.......................F-49
     Pro Forma Condensed Consolidated Statement of Operations.............F-51
     Notes to Pro Forma Condensed Consolidated Financial Statements.......F-52


2.   Pro Forma Condensed Consolidated Financial Statements as of
December 31, 2003.........................................................F-53

     Pro Forma Condensed Consolidated Balance Sheet.......................F-54
     Pro Forma Condensed Consolidated Statement of Operations.............F-56
     Notes to Pro Forma Condensed Consolidated Financial Statements.......F-57

                               MHM

               MURRELL, HALL, MCINTOSH & CO., PLLP
                   CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors and
Stockholders of Town House Land Limited and Subsidiaries


We have compiled the accompanying consolidated balance sheet of Town House Land Limited and Subsidiaries as of June 30, 2004, and June 30, 2003, and the related consolidated statements of income and retained earnings and cash flows for the six months periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying consolidated financial statements as of June 30, 2004 and June 30, 2003, and, accordingly, do not express an opinion or any other form of assurance on them.

                /s/  Murrell, Hall, McIntosh & Co, PLLP

Oklahoma City, Oklahoma

August 4, 2004











2601 N.W. EXPRESSWAY - SUITE 800 EAST                           (405) 842-4420
OKLAHOMA CITY, OKLAHOMA   73112                             FAX:(405) 842-3776
                                                                www.mhmcpa.com

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY
        CONDENSED CONSOLIDATED COMPARATIVE BALANCE SHEETS
              AS OF JUNE 30, 2004 AND JUNE 30, 2003
                     EXPRESSED IN US DOLLARS
                           Page 1 of 2
------------------------------------------------------------------------------

                                                    JUNE 30       JUNE 30
                                                      2004          2003
                                                 ------------- -------------
                          ASSETS
Current assets:
  Cash and equivalents                           $  2,218,048  $    501,004
  Restricted cash                                     606,700        20,825
  Accounts receivable                               3,001,011       704,467

  Properties held for resale                        6,751,451    10,134,667
  Advances to supplies                                407,839         6,039
  Deferred offering costs                             280,892             -
  Construction-in-progress - current                5,707,588     1,815,177
                                                 ------------- -------------

    Total current assets                           18,973,529    13,182,179
                                                 ------------- -------------

Property and equipment - net                        1,260,521     2,938,472
                                                 ------------- -------------

Construction-in-progress - non-current                931,433       915,731
                                                 ------------- -------------

                                                 $ 21,165,483  $ 17,036,382
                                                 ============= =============





      The accompanying notes are an integral part of these consolidated financial statements.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY
        CONDENSED CONSOLIDATED COMPARATIVE BALANCE SHEETS
              AS OF JUNE 30, 2004 AND JUNE 30, 2003
                     EXPRESSED IN US DOLLARS
                           Page 2 of 2
------------------------------------------------------------------------------

                                                     JUNE 30      JUNE 30
                                                      2004          2003
                                                 ------------- -------------
           LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses          $    290,314  $    176,283
  Advances from buyers                              3,154,271       451,067
  Amount due to directors                           2,680,550     1,784,483
  Deferred income taxes payable                     1,226,530       940,476
  Other tax payable                                   464,975       220,261
  Short-term loans                                    362,319     2,415,459
  Current portion of long-term debt                 2,078,161        58,454
                                                 ------------- -------------

    Total current liabilities                      10,257,120     6,046,483
                                                 ------------- -------------

Long-term debt - net of current portion shown         894,583     3,145,949
                                                 ------------- -------------

Commitments and contingencies                               -             -

Minority interest                                     348,556       235,318
                                                 ------------- -------------
Members' equity:
  Registered capital                                   62,180        62,180
  Additional paid-in capital                        5,857,936     5,795,308
  Capital reserve                                     997,928       519,259
  Retained profit                                   2,747,180     1,231,885
                                                 ------------- -------------

    Total members' equity                           9,665,224     7,608,632
                                                 ------------- -------------

                                                 $ 21,165,483  $ 17,036,382
                                                 ============= =============


       The accompanying notes are an integral part of these consolidated financial statements.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY
   CONDENSED CONSOLIDATED COMPARATIVE STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003
                     EXPRESSED IN US DOLLARS
------------------------------------------------------------------------------

                                                  FOR THE SIX    FOR THE SIX
                                                  MONTHS ENDED   MONTHS ENDED
                                                  JUNE 30, 2004  JUNE 30, 2003
                                                  -------------  -------------

Sales Revenues                                    $  4,157,687   $  1,671,210

Cost of Goods Sold                                   1,999,155        894,438
                                                  -------------  -------------

Gross Profit                                         2,158,532        776,772
                                                  -------------  -------------
Selling, General and Administrative Expenses:

  Selling expenses                                     298,147         25,082

  General and administrative expenses                  315,204        106,808

  Depreciation expense                                  30,003        109,383
                                                  -------------  -------------

                                                       643,354        241,273
                                                  -------------  -------------

Income from Operations                               1,515,178        535,499
                                                  -------------  -------------

Other Income (Expense):

  Other revenues                                        (5,614)         5,506

  Interest and finance costs                           (18,275)      (195,332)
                                                  -------------  -------------

                                                       (23,889)      (189,826)
                                                  -------------  -------------
Net Income  before Income Taxes and
  Minority Interest                                  1,491,289        345,673

Provision for Income Taxes                            (208,087)      (114,073)
                                                  -------------  -------------

Net Income before Minority Interest                  1,283,202        231,600

Minority Interest in Earnings                          (39,861)        (6,948)
                                                  -------------  -------------

Net Income                                        $  1,243,341   $    224,652
                                                  =============  =============



       The accompanying notes are an integral part of these consolidated financial statements.


                      TOWN HOUSE LAND LIMITED AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF MEMBERS' EQUITY
             FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003
                             EXPRESSED IN US DOLLARS
------------------------------------------------------------------------------------------------


                                         Additional                                        Total
                            Registered   Paid-in      Capital     Retained      Minority   Members'
                            Capital      Capital      Reserve     Profit        Interest   Equity
                            ------------ ------------ ----------- ------------- ---------- -------------
  Balance
  December 31, 2002         $    62,180  $ 5,795,308  $  519,259  $  1,007,233  $ 228,370  $  7,612,350

  Net income for the six
  months ended June 30, 2003          -            -           -       224,652      6,948       231,600
                            ------------ ------------ ----------- ------------- ---------- -------------

Balance at June 30, 2003    $    62,180  $ 5,795,308  $  519,259  $  1,231,885  $ 235,318  $  7,843,950
                            ============ ============ =========== ============= ========== =============

  Balance
  at December 31, 2003      $    62,180  $ 5,857,936  $  997,928  $  1,503,839  $ 308,695  $  8,730,578

  Net income for the period
  ended June 30, 2004                 -            -           -     1,243,341     39,861     1,283,202
                            ------------ ------------ ----------- ------------- ---------- -------------

  Balance, June 30, 2004    $    62,180  $ 5,857,936  $  997,928  $  2,747,180  $ 348,556  $ 10,013,780
                            ============ ============ =========== ============= ========== =============





The accompanying notes are an integral part of these consolidated financial statements.
                                       F-6

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY
              CONSOLIDATED STATEMENTS OF CASH FLOWS
     FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003
                     EXPRESSED IN US DOLLARS
                           Page 1 of 2
-----------------------------------------------------------------------------

                                                  FOR THE SIX    FOR THE SIX
                                                  MONTHS ENDED   MONTHS ENDED
                                                  JUNE 30, 2004  JUNE 30, 2003
                                                  -------------  -------------

Cash flows from operating activities:
  Net income                                      $  1,243,341   $    224,652

  Adjustments to reconcile net profit to net
  cash provided by operating activities -
    Depreciation                                        30,003        109,383
    Minority interest in earnings                       39,861          6,948

  Changes in -
    Restricted cash                                   (403,041)       (18,783)
    Accounts receivable and other receivables          250,296       (257,790)
    Properties held for resale                       1,591,033        609,711
    Advances to suppliers                                 (650)             -
    Construction in progress                        (3,395,769)      (166,212)
    Deferred offering costs                                  -              -
    Accounts payable and other payables               (129,342)        60,585
    Amounts due to directors                           (28,525)    (4,477,688)
    Advances from buyers                             2,425,880     (1,393,949)
    Deferred tax expenses                              220,329        114,073
    Other taxes payable                                 64,534         72,878
                                                  -------------  -------------
Net cash provided by operating activities            1,907,950     (5,116,192)
                                                  -------------  -------------
Cash flows from investing activities:
  Purchases of fixed assets                           (233,324)        (1,027)
                                                  -------------  -------------
Net cash provided by (used in) investing activities   (233,324)        (1,027)
                                                  -------------  -------------
Cash flows from financing activities:
  Loan proceeds                                              -      4,150,000
  Principal payments on loans                         (615,888)    (4,627,087)
  Member capital contributions                               -      5,795,308
  Distributions to members                                   -              -
                                                  -------------  -------------
Net cash provided by/(used in) financing activities   (615,888)     5,318,221
                                                  -------------  -------------
Net increase in cash                                 1,058,738        201,002

Cash at beginning of year                            1,159,310        300,002
                                                  -------------  -------------

Cash at end of year                               $  2,218,048   $    501,004
                                                  =============  =============

       The accompanying notes are an integral part of these consolidated financial statements.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY
               CONSOLIDATED STATEMENT OF CASH FLOWS
    FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003
                     EXPRESSED IN US DOLLARS
                           Page 2 of 2
------------------------------------------------------------------------------

                                                  FOR THE SIX    FOR THE SIX
                                                  MONTHS ENDED   MONTHS ENDED
                                                  JUNE 30, 2004  JUNE 30, 2003
                                                  -------------  -------------
Supplemental Disclosure of Cash Flow Information
  Interest paid                                   $    151,125   $    195,332
  Enterprise income taxes paid                               -              -







       The accompanying notes are an integral part of these consolidated financial statements.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

1.   DESCRIPTION OF BUSINESS

     Organizational structure

Town House Land (Wuhan) Limited ("Wuhan Town House Land") (formerly: Wuhan Pacific Real Estate Development Company Limited) was registered as a formal third level property Company in Hubei Province, in the People's Republic of China as a limited liability company on December 18, 1995 with a registered capital of $1,207,729 (Rmb.10,000,000) and a defined period of existence of 14 years to December 18, 2009. To meet the qualifications of third level property company, the company must (1) have registered capital of Rmb.10,000,000 (b) have engineering and staff of not less that 12 people, (3) should have completed at lease 50,000 square meters of accumulated development area, and
(4) have a 100% passing rate in construction quality and 10% ranked as excellent.

Subsequent recapitalizations during 2000 increased Wuhan Town House Land's registered capital to $6,038,647 and changed is classification to a second level property company. To meet the qualifications of a second level property company, the company must (1) have registered capital of Rmb.40,000,000, (2) have engineering and management staff o note less than 24 people, (3) should have completed 150,000 square meters of accumulated areas completed within three years, (4) 100% pass rate in construction quality with 10% ranked as excellent, and (5) at least three years experience in property development.
On August 15, 2003, Wuhan Town House Land entered into a reserve merger agreement with Town House Land Limited ("Town House Land").

At June 30, 2004 and 2003 Town House held 97% of the registered capital of Wuhan Town House Land. Collectively hereinafter, Town House Land, Wuhan Town House Land and Town House Land (USA), Inc., are referred to as "the Company".

Town House Land Limited (formerly: Hong Kong Window of the World Apparel Co., Limited) was incorporated in Hong Kong, as a private limited liability company on August 13, 2001 with an authorized capital of $64,103 (HK$500,000) divided
into 500,000 ordinary shares of par value $0.12 (HK$1.00) each.   Town House
Land Limited ("Town House Land") changed to its present name on August 13, 2003. On August 15, 2003, Town House Land acquired 97% of the outstanding registered capital of Town House Land (Wuhan) Limited ("Wuhan Town House Land) (formerly: Wuhan Pacific Real Estate Development Company Limited). Terms of the transaction call for Town House Land to pay $1,602,564 in cash plus the contribution of an additional $5,857,488 in share capital in Town House Land as consideration for the acquisition of the 97% interest in Wuhan Town House Land's registered capital. For financial reporting purposes, Wuhan Town House Land was considered to be the acquiring entity and the additional cash consideration paid was treated as a distribution to members. Town House Land had no operations prior to this reverse acquisition and there was substantially no change in ownership from that of Wuhan Town House Land as a result of this transaction.

On October 10, 2003 Wuhan City Foreign Investment Bureau approved the registration of Wuhan Town House Land (formerly: Wuhan Pacific Real Estate Development Company Limited) as a Sino Foreign Joint Investment Enterprise with a defined period of existence of 20 years to October 27, 2023.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

1.   DESCRIPTION OF BUSINESS (CONTINUED)

Pursuant to the approval of Wuhan City Industrial and Commercial
Administrative Bureau on February 20, 2004 Wuhan Pacific Real Estate Development Company Limited changed its name to Town House Land (Wuhan) Limited.

     Description of business

The Company's principal activity is the development and sale of commercial and residential real estate. The Company's principal country of operations is in The People's Republic of China ("PRC").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

Consolidation Policy - The condensed financial statements include the accounts of Town House Land, Wuhan Town House Land from August 15, 2003 forward, and Town House Land (USA) from March 4, 2004 forward. Prior to August 15, 2003, the financial statements reflect the activity of Wuhan Town House Land, as adjusted, for the effects of the recapitalization of August 15, 2003.

All significant inter-company transactions and balances within the Company are eliminated on consolidation.

Cash and Equivalents - The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. The Company has restricted cash in accordance with the loan covenants.

Accounts Receivable - Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet are stated net of such provision. As of June 30, 2004 and 2003, no provision for doubtful debts was provided.

Properties Held for Sale - Properties held for sale are comprised of properties held for sale and repossessed properties held for resale and are stated at the lower of cost or net realizable value. Cost includes acquisition costs of land use rights, development expenditure, interests and any overhead costs incurred in bringing the developed properties to their present location and condition.

Net realizable value is determined by reference to management estimates based on prevailing market conditions. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers. Management reduces the estimated market value by anticipated selling expenses and associated taxes to derive the net realizable value.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capital Reserve - Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company's Memorandum and Articles of Association, the Company is required to appropriate 20% of the net distributable profit after enterprises income tax to capital reserve.

One-half of the capital reserve may be used for staff welfare payments and the balance one-half may be transferred back to the statement of operations to mitigate the losses from operations. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

Property and Equipment - Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line basis for both financial and income tax reporting purposes over useful lives as follows:

     Building and land rights          40 years
     Equipment                          5 years
     Motor vehicles                   5-8 years
     Office furniture and fixtures      5 years

Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Property and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the periods ended June 30, 2004 and 2003.

Construction-In-Progress - Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale. As of June 30, 2004 and 2003, one construction project is reflected as long-term as further development has ceased until such time as new access roads are completed by the Wuhan City Government. Management anticipates these roads will be completed in 2004 at which time construction should resume on this project.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Construction-In-Progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation.

Related Companies - A related company is a company in which the director has beneficial interests in and in which the company has significant influence.

Income Recognition - Revenue from the sale of properties is recognized when the following four criteria are met: (1) a sale is consummated (2) the buyers initial and continuing investments are adequate to demonstrate a commitment to pay for the property, (3) the seller's receivable is not subject to future subordination and (4) the seller has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable.

Cost of Goods Sold - The cost of goods sold includes the carrying amount of the properties being sold and the business taxes paid by the Company in connection with the sales. Business taxes included in cost of sales were $1,999,155 and $894,438 for the periods ended June 30, 2004 and 2003, respectively.

Foreign Currencies - These financial statements have been prepared in U.S. dollars. The functional currencies for Town House and Wuhan Town House Land are the "Hong Kong dollar" and "Renminbi" or "Yuan", respectively. Non-monetary assets and liabilities are translated at historical rates, monetary assets and liabilities are translated at the exchange rates in effect at the end of the year, and income statement accounts are translated at average exchange rates. There were no material translation gains or losses during the periods ended June 30, 2004 and 2003 as the Renminbi was tied to the U.S. Dollar during the time periods covered in these financial statements.

Taxation - Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the countries in which the Company operates.

Provision for The People's Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Enterprise income tax

Under the Provisional Regulations of The People's Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

Enterprise income tax ("EIT") is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. As of June 30, 2004 property development companies in Wuhan are assessed at the preferential rate of 33% on 5% of sales revenues generated.

Deferred Taxes - Deferred taxes are accounted for at the current tax rate in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that a liability or asset is expected to be payable or receivable in the foreseeable future. The principal timing difference giving rise to the deferred income tax liability at June 30, 2004 and 2003 is the deferral for income tax reporting purposes of the gain on sale of real estate until the entire development is sold out.

Retirement Benefit Costs - According to The People's Republic of China regulations on pension, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the plan. Contributions to the plan are calculated at 20% or 26% of the employees' salaries above a fixed threshold amount and the employees contribute 6% while the Company contributes the balance contribution of 14% or 20%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

For the periods ended June 30, 2004 and 2003, the Company's pension cost charged to the statements of operations under the plan amounted to $3,171 and $966 respectively.

Fair Value of Financial Instruments - The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as of June 30, 2004 and 2003 because of the relatively short-term maturity of these instruments.

Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements - In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of June 30, 2004 and December 31, 2003, the Company had no financial instruments with these characteristics.

In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. As of June 30, 2004 and December 31, 2003, the Company had no derivative or hedging activities.

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, Accounting for Stock-Based Compensation- Transition and Disclosure. This statement amends SFAS No. 123, Accounting for Stock Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to implement this reporting disclosure commencing in the year ending December 31, 2004. Management anticipates this will not have a material effect on the financial statements or notes thereto.

In October 2002, the Financial Accounting Standards Board issued SFAS No. 147, Acquisition of Certain Financial Institutions. As of June 30, 2004 and June 30, 2003, this statement has no effect on the Company's reporting as it has not acquired any financial institutions.

In June 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses significant issues regarding the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities, relocate employees and termination benefits provided to employees that are involuntary terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS No. 146 was issued in June 2002.

In April 2002, the FASB issued Statement of Financial Accounting Standard No. 145, Rescission of FASB Statements No. 44, and No. 64, Amendment of FASB Statement No. 13, and Technical Corrections, which updates, clarifies and simplifies existing accounting pronouncements. SFAS No. 4, which required all gains and losses from the extinguishment of debt to be aggregated and , if material, classified as an extraordinary item, net of related tax effect was rescinded, as a result, SFAS 64, which amended SFAS No. 4, was rescinded as it was no longer necessary. SFAS No. 145 amended SFAS No. 13 to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. As of June 30, 2004 and June 30, 2003, the Company had not incurred any transactions of the type addressed in this FASB.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which supersedes SFAS Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. This new statement also supersedes certain aspects of the Accounting Principles Board Opinion (APB) No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, with regard to reporting the effects of a disposal of a segment of a business and will require expected future operating losses from discontinued operations to be reported in discontinued operations in the period incurred (rather than estimated as of the measurement date as was required by APB No. 30). The Company adopted the provisions of FASB No. 144 during the periods ended June 30, 2004 and 2003.

3.   CONCENTRATIONS OF BUSINESS AND CREDIT RISK

Substantially all of the Company's bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaling $2,055,902 and $353,685 as of June 30, 2004 and 2003, respectively, were collateralized by real estate.

4.   CASH AND EQUIVALENTS

As of June 30, 2004 and June 30, 2003, the Company had the following cash and cash equivalents:

                                               Jun 30, 2004   Jun 30, 2003
                                              -------------- -------------
                                                Unaudited       Unaudited
Restricted cash:

   Pledged deposits                           $     606,700  $     20,825
                                              ============== =============

Cash on hand:                                 $     149,385  $     26,088
  Bank deposits                                   2,068,663       474,916
  Savings accounts held in trust by staff                 -             -
                                              -------------- -------------
                                              $   2,218,048  $    501,004
                                              ============== =============

The pledged bank deposits, which are restricted, bear interest ranging from 0.6% to 0.825% per month and in accordance with the terms and conditions of the banking facilities agreed with a bank to provide mortgage loan facilities to buyers of properties developed by the subsidiary, Wuhan Town House Land, which agreed to place guarantee fund deposits of not less than 18% of the total outstanding mortgage loans extended to properties buyers and to guarantee the repayments of the mortgage loans. The guarantee fund shall be restricted while the mortgage loans extended to properties buyers shall remain outstanding.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


5.   ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Accounts receivable and other receivables consist of the following:


                                             Jun 30, 2004   Jun 30, 2003
                                             -------------  -------------
                                               Unaudited     Unaudited

Accounts receivable                          $  2,055,902   $    353,685
Less: Provision for doubtful debts                      -             -
                                             -------------  -------------
Accounts receivable, net of provision
 for doubtful debts                             2,055,902        353,685

Other receivables

Staff advances                                     16,779          1,262
Utilities and other deposits                      122,895         20,045
Others                                            805,435        329,475
                                             -------------  -------------
Other receivables                                 945,109        350,782
                                             -------------  -------------
                                             $  3,001,011   $    704,467
                                             =============  =============

6.   PROPERTIES HELD FOR RESALE

                                             Jun 30, 2004    Jun 30, 2003
                                             -------------  -------------
                                               Unaudited      Unaudited

Properties held for resale                   $  6,610,723   $  9,988,128
Repossessed properties held for resale            140,728        146,539
                                             -------------  -------------
                                             $  6,751,451   $ 10,134,667
                                             =============  =============


A break down of properties held for resale by project is as follows:


                                             Jun 30, 2004    Jun 30, 2003
                                             -------------  -------------
                                               Unaudited      Unaudited

General Garden                               $  1,945,977   $  1,915,255
Garden of Eden                                    171,632        169,008
Diamond Mansion Phase I Residential             1,124,315      1,124,315
Diamond Mansion Phase I Commercial              2,749,277      6,237,518
Gutian Apartments                                 619,522        542,032
                                             -------------  -------------
  Total                                      $  6,610,723   $  9,988,128
                                             =============  =============

As of June 30, 2004, the carrying values of inventories of $nil (2003:
$2,775,494), have been pledged as securities for the Company's long-term bank loans.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


7.   PROPERTIES AND EQUIPMENT

Properties and equipment, stated at cost less accumulated depreciation and amortization, consist of:

                                             Jun 30, 2004   Jun 30, 2003
                                             -------------  -------------
                                              Unaudited      Unaudited

Land use rights and buildings                $  1,074,958   $  3,098,402
Plant and machineries                              18,648          1,981
Motor vehicles                                    292,939         94,769
Office equipment                                  104,251         79,391
                                             -------------  -------------
                                                1,490,796      3,274,543
Less: Accumulated depreciation and amortization  (230,275)      (336,071)
                                             -------------  -------------
                                             $  1,260,521   $  2,938,472
                                             =============  =============


As of June 30, 2004 properties totaling $nil (2003: $1,929,295) net of accumulated depreciation of $nil (2003: $94,149) were transferred from property and equipment to properties held for resale.

As of December 31, 2003 and as a result of the transfer of the pledged fixed assets to properties held for sale, the security for the bank loans had been replaced by security over properties held for sale. The new security over properties held for sale of $2,775,494 (Rmb.22,981,098) replaced the security over fixed assets as of June 30, 2003.

8.   CONSTRUCTION-IN-PROGRESS

Construction-in-progress represents two combined residential and a commercial project. Construction-in-progress represents the cost of the land use rights, capitalized interest expenses, related pre-approval capital expenditures and government approval fees. A breakdown on these costs by project is as follows:


                                             Jun 30, 2004   Jun 30, 2003
                                             -------------  -------------
                                               Unaudited       Unaudited
Current

Diamond Mansion Phase II Commercial Project  $  3,377,595   $  1,684,743
Sanyang Apartments                                630,751        130,434
Yi Chang Project                                1,699,242              -
                                             -------------  -------------
                                                5,707,588      1,815,177
Non-Current
Jing Qi Project                                   931,433        915,731
                                             -------------  -------------
                                             $  6,639,021   $  2,730,909
                                             =============  =============

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

8.   CONSTRUCTION-IN-PROGRESS (CONTINUED)

Official approval for the construction of Diamond Mansion Phase II was received in 2003 while the construction of the Jing Qi Project was strategically temporarily suspended until the completion of the construction of a main road near the site of the project by the Wuhan City Government that is expected in 2004.

The Company had already started the foundation works of Sanyang Apartments and Yi Chang Project. The capital expenditures in respect of the Yi Chang Project comprised land use rights of $1,080,956 and purchases of construction materials and other expenses totaling $618,286 as of June 30, 2004. Several approvals for construction are needed to be obtained from relevance government departments and the processes usually take time.

9.   ADVANCES FROM BUYERS

Advances from buyers represented deposits from residential property buyers and which procedures for the transfer of ownership of the property purchased have not been completed as at the balance sheets date. The deposits from such property buyers for residential properties to be transferred in the subsequent years are carried forward as deferred revenue.

10.  TRANSACTIONS WITH RELATED PARTIES

Amounts due to directors at June 30, 2004 and 2003 are as follows:

                                                       Maximum
                                                       outstanding
                                                       balance
                                   Balance at          during        Security
                          Jun 30, 2004   Jun 30, 2003  period        held
                          -------------- ------------- ------------- ---------
                           Unaudited      Unaudited

Fang Zhong (Director)     $   2,412,433  $    773,150  $    773,150   none
Hu Min (Director)                43,154       173,846       173,846   none
Luo Yun Fang (Director)          48,090       231,794       231,794   none
Fang Wei Jun (Director)          49,564       173,846       173,846   none
Fang Hui (Director)              49,564       173,846       173,846   none
Fang Wei Feng (Director)         77,745       258,001       258,001   none
                          -------------- -------------
                          $   2,680,550  $  1,784,483
                          ============== =============

The amounts due are unsecured, interest free and have no fixed repayment terms.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

11.  OTHER TAX PAYABLES


Other tax payables consist of the following:

                                                   Jun 30, 2004  Jun 30, 2003
                                                   ------------- -------------
                                                      Unaudited   Unaudited

City construction tax                              $     10,773  $      4,412
Business tax                                            425,798       210,417
Food price balancing tax                                  7,673         1,261
Education surcharge                                       4,307         1,891
flood control tax                                         4,881         1,261
Education development tax                                11,543         1,261
Other taxes                                                   -          (242)
                                                   ------------- -------------
                                                   $    464,975  $    220,261
                                                   ============= =============


12.   SHORT-TERM LOANS

                                                   Jun 30, 2004  Jun 30, 2003
                                                   ------------- -------------
                                                     Unaudited    Unaudited
Other short-term loans
 Bank loan - secured                               $          -  $  2,415,459
 Other loan - unsecured                                 362,319             -
                                                   ------------- -------------
                                                   $    362,319  $  2,415,459
                                                   ============= =============

Other short-term loan is unsecured, bears interest at 10.89% per annum and is repayable within three months if the lender was not appointed as the main contractor to the Yi Chang Project. As a pre-condition for the unsecured short-term loan of $362,319, a subsidiary company, Wuhan Town House Land, has agreed to appoint the lender as main contractor to Yi Chang construction project and should the subsidiary company fails to appoint the lender as main contractor, the subsidiary company has agreed to make a penalty payment of $36,232 to the lender. As of June 30, 2004 the lender was appointed as the main contractor to the Yi Chang Project.

As of June 30, 2003 the 2nd and 3rd Floors of Diamond Mansion Phase I were pledged to a bank as security for a loan of $2,415,459 (Rmb.20,000,000), borne interest at 5.94% per annum, which interest was payable on a quarterly basis and the loan principal was repayable in August 2003. The loan was repaid during the year ended December 31, 2003. According to the land use right Certificates, the security was discharged and released on November 20, 2003 and February 4, 2004.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13.   LONG-TERM DEBT - SECURED

The Company had the following long-term debt at June 30, 2004 and 2003:



                                     June 30, 2004         June 30, 2003
                                 Current    Long-term   Current   Long-term
                               ----------- ----------- ----------- -----------
6.534% note payable to a bank,
interest payable quarterly
with principal due September
2004, secured by Diamond
Mansion Phase I                  1,183,575           -          -    1,207,729

6.534% note payable to a bank,
interest payable quarterly
with principal due December
2004, secured by Diamond
Mansion Phase I                    833,333           -          -      966,184

6.03% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  2,318       5,073      2,174        7,365

7.2% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  3,022       6,736      2,887       10,017

7.2% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2014,
secured by property                  1,214      15,910      1,160       17,589

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  1,434       3,119      1,403        4,708

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2010,
secured by property                    959       5,685        916        6,708

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2011,
secured by property                    950       6,962        878        7,727

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13.  LONG-TERM DEBT - SECURED (CONTINUED)


                                     June 30, 2004         June 30, 2003
                                 Current    Long-term   Current   Long-term
                               ----------- ----------- ----------- -----------
5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2012,
secured by property                  2,744      24,148       2,656      27,515

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2015,
secured by property                  1,450      19,948       1,399      21,830

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2016,
secured by property                   1,511     23,560       1,509      26,491

5.58% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2020,
secured by property                   2,489     59,967       2,402      63,731

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2025,
secured by property                     896     33,835         189      35,377

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2030,
secured by property                     257     14,359         248      14,900

4.65% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2026,
secured by property                   1,123     40,849       1,054      42,777

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2012,
secured by property                   5,378     46,268       4,940      53,721

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


13.   LONG-TERM DEBT - SECURED (CONTINUED)



                                     June 30, 2004         June 30, 2003
                                 Current    Long-term   Current   Long-term
                               ----------- ----------- ----------- -----------
5.04% note payable to a bank,
monthly installments of
principal and interest, due on
various dates through 2013,
secured by property                  8,076      81,564       8,262      91,281

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2018,
secured by property                 14,497     272,739      14,202     289,576

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2022,
secured by property                  4,987     137,379       4,626     144,818

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2023,
secured by property                  2,790      83,800       2,776      88,117

7.65% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2006,
secured by property                  2,025       2,145       1,778       3,990

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2008,
secured by property                  3,133      10,537       2,995      13,798
                               ----------- ----------- ----------- -----------

                               $ 2,078,161 $   894,583 $    58,454 $ 3,145,949
                               =========== =========== =========== ===========

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES


NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13. LONG-TERM DEBT - SECURED (CONTINUED)

As of June 30, 2004, none of the bank loans are secured and, as of June 30, 2003 the bank loans were secured by a legal charge Wuhan Town House Land's land use rights and buildings and stock of properties held for resale of $2,775,494.

As of June 30, 2004 all the securities for the bank loans were discharged.

Maturities of the long-term debts for each of the next five years and thereafter are as follows:

                                                            Amount
                                                      -------------
             2005                                     $   2,078,161
             2006                                            64,679
             2007                                            65,922
             2008                                            61,353
             2009                                            60,722
            Thereafter                                      641,907
                                                      -------------
                                                      $   2,972,744
                                                      =============

14.   CAPITAL

                                                  Jun 30, 2004  Jun 30, 2003
                                                  ------------- -------------
                                                  Unaudited     Unaudited

Authorized, issued and outstanding:
   500,000 ordinary share at HK$1.00 each         $     64,103  $     64,103
   Less: minority interest                              (1,923)       (1,923)
                                                  ------------- -------------
                                                  $     62,180  $     62,180
                                                  ============= =============

Town House Land Limited (formerly Hong Kong Window of the World Apparel Co., Limited) ("Town House Land") was incorporated in Hong Kong, as a limited liability company on August 13, 2001 with an authorized capital of $64,103 (HK$500,000). Based on the Certificate of Incorporation on Change of Name dated August 3, 2003, the Company changed its name from "Hong Kong Window of the World Apparel Co., Limited" to "Town House Land Limited".

15. INCOME TAX

As of June 30, 2004, provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing income tax rate of 33% based on 5% of the sales revenues generated.

As of June 30, 2003, provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing income tax rate of 33%.

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

16. COMMITMENTS

As of June 30, 2004 and June 30, 2003, the Company had commitments for rental, capital expenditures for land use rights, plant and machineries and contractual commitments of the construction projects totaling $1,687,797 and $1,596,446 respectively.

17. CONTINGENT LIABILITIES

As of June 30, 2004, pursuant to a Bank Agreement (the "Agreement") of September 1, 2003 between Bank of China Limited (the "Bank") and Wuhan Town House Land, the Bank agreed to provide mortgage loans, representing 60% of the purchase price, to properties buyers of properties (Window of the World Shopping Mall - Diamond Mansion Phase I) developed by the Company. Buyers are required to make cash down payments equal to 40% of the purchase price before financing is guaranteed on the remaining 60% balance which is financed by Bank of China. The corporate guarantee shall remain enforceable for up to 10 years of the mortgage period against any defaults by the buyers. The corporate guarantees are released when the mortgages are paid in full or at some earlier point in time as might be negotiated with the bank. Because buyers have made a minimum down payment of at least 40% of the purchase price, the buyers' initial and continuing investments are adequate to demonstrate a commitment to pay for the property in accordance with the terms and conditions of the purchased agreement. According to the terms and conditions of the mortgage facilities, the Company agreed to guarantee the mortgage loans provided to properties buyers of Diamond Mansion Phase I to a maximum limit of $3,623,188 (Rmb.30,000,000) to be extended by Bank of China to property buyers for a period of 10 years from September 1, 2003 to September 1, 2013.

As of June 30, 2004 pursuant to another Bank Agreement (the "Agreement") of April 22, 2004 between Hua Xia Bank Limited (the "Bank") and Wuhan Town House Land, the Bank agreed to provide mortgage loans, representing 60% of the purchase price, to properties buyers of properties (Window of the World Shopping Mall - Diamond Mansion Phase I) developed by the Company. Buyers are required to make cash down payments equal to 40% of the purchase price before financing is guaranteed on the remaining 60% balance which is financed by Bank of China. The corporate guarantee shall remain enforceable for up to 10 years of the mortgage period against any defaults by the buyers. The corporate guarantees are released when the mortgages are paid in full or at some earlier point in time as might be negotiated with the bank. Because buyers have made a minimum down payment of at least 40% of the purchase price, the buyers' initial and continuing investments are adequate to demonstrate a commitment to pay for the property in accordance with the terms and conditions of the purchased agreement. According to the terms and conditions of the mortgage facilities, the Company agreed to guarantee the mortgage loans provided to properties buyers of Diamond Mansion Phase I extended by Hua Xia Bank to property buyers for a period of 10 years from April 22, 2004 to April 21, 2014.

As of June 30, 2004 and 2003, the Company is contingently liable to the banks in respect of the mortgage loans for property buyers of Window of the World Shopping Center (Diamond Mansion Phase I) totaling $3,111,111 and $nil respectively.

                                                Jun 30, 2004   Jun 30, 2003
                                                -------------- -------------
                                                  Unaudited     Unaudited
Corporate guarantees given to banks with
 respect to mortgage loans extended to
 properties buyers                              $   3,111,111  $          -
                                                ============== =============

                               MHM

               MURRELL, HALL, MCINTOSH & CO., PLLP
                   CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND MEMBERS OF
TOWN HOUSE LAND COMPANY LIMITED
(Incorporated in Hong Kong with limited liability)


We have audited the accompanying consolidated balance sheets of Town House Land Limited and subsidiaries (the "Company") as of December 31, 2003 and 2002 and the related consolidated statements of operations, statements of members' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Town House Land Limited and subsidiaries as of December 31, 2003 and 2002 and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                        /s/ Murrell, Hall, McIntosh & Co, PLLP

Oklahoma City, Oklahoma
January 31, 2004
Revised on June 29, 2004

2601 N.W. EXPRESSWAY - SUITE 800 EAST                           (405) 842-4420
OKLAHOMA CITY, OKLAHOMA 73112                               FAX:(405) 842-3776
                                                               www.mhmcpa.com

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

   CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2003 AND 2002
                    (Expressed in US dollars)

                                                        2003          2002
                                                   ------------- -------------
                      Assets
Current assets

  Cash and equivalents                             $  1,159,310  $    300,002
  Restricted cash                                       203,659         2,042
  Accounts receivable, net                            3,251,307       452,716
  Properties held for resale                          8,342,484    10,744,378
  Advances to supplies                                  407,189             -
  Deferred offering costs                               280,891             -
  Construction-in-progress - current                  2,311,819     1,633,263
                                                   ------------- -------------

    Total current assets                             15,956,659    13,132,401
                                                   ------------- -------------

Property and equipment - net                          1,057,200     3,046,828
                                                   ------------- -------------

Construction-in-progress - non-current                  931,433       931,433
                                                   ------------- -------------

                                                   $ 17,945,292  $ 17,110,662
                                                   ============= =============

               Liabilities and members' equity

Current liabilities

  Accounts payable and accrued expenses            $    419,656  $    115,698
  Advances from buyers                                  728,391     1,845,016
  Amount due to directors                             2,709,075     1,421,036
  Enterprise tax payable                              1,006,201       826,403
  Other tax payable                                     400,441       147,383
  Short - term loans                                    791,063             -
  Current portion of long term debt - secured         2,253,201     2,448,702
                                                   ------------- -------------

         Total current liabilities                    8,308,028     6,804,238
                                                   ------------- -------------

Long-term debt - net of current portion shown           906,686     2,694,073
                                                   ------------- -------------
Commitments and contingencies                                 -             -

Minority interest                                       308,695       228,370
                                                   ------------- -------------
Members' equity:
  Registered capital                                     62,180        62,180
  Additional paid-in capital                          5,857,936     5,795,308
  Capital reserve                                       997,928       519,260
  Retained profit                                     1,503,839     1,007,233
                                                   ------------- -------------

  Total members' equity                               8,421,883     7,383,981
                                                   ------------- -------------

Total liabilities and members' equity              $ 17,945,292  $ 17,110,662
                                                   ============= =============


      The accompanying notes are an integral part of these consolidated financial statements.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

              CONSOLIDATED STATEMENTS OF OPERATIONS
              YEARS ENDED DECEMBER 31, 2003 AND 2002
                    (Expressed in US dollars)


                                                          2003       2002
                                                   ------------- -------------

Sales Revenues                                     $  9,080,701  $  6,375,071

Cost of goods sold                                    5,120,435     4,232,929
                                                   ------------- -------------

Gross profit                                          3,960,266     2,142,142
                                                   ------------- -------------
Selling General and Administrative Expenses:
 Selling expenses                                       439,006        38,991
 General and administrative expenses                    300,851       172,397
 Depreciation expense                                    69,664        79,513
                                                   ------------- -------------

Total expenses                                          809,521       290,901
                                                   ------------- -------------

Income from operations                                3,150,745     1,851,241
                                                   ------------- -------------
Other income (expense)
 Other revenues                                          14,065        26,300
 Interest and finance costs                            (326,849)     (304,580)
                                                   ------------- -------------
                                                       (312,784)     (278,280)
                                                   ------------- -------------

Net Income before income taxes and minority interest  2,837,961     1,572,961

Provision for income taxes                             (179,798)     (470,988)
                                                   ------------- -------------

Net income before minority interest                   2,658,163     1,101,973

Minority interest in earnings                           (80,325)      (33,059)
                                                   ------------- -------------

Net income                                         $  2,577,838  $  1,068,914
                                                   ============= =============



       The accompanying notes are an integral part of these consolidated financial statements.


                      TOWN HOUSE LAND LIMITED AND SUBSIDIARY

                    CONSOLIDATED STATEMENTS OF MEMBERS' EQUITY
                         AS OF DECEMBER 31, 2003 AND 2002
                            (Expressed in US dollars)


                                         Additional                                        Total
                            Registered   Paid-in      Capital     Retained      Minority   Members'
                            Capital      Capital      Reserve     Profit (Loss) Interest   Equity
                            ------------ ------------ ----------- ------------- ---------- -------------

Balance,
 December 31, 2001          $    62,180  $ 5,795,308  $  265,047  $    192,532  $ 195,311  $  6,510,378

Net income for the year
 ended December 31, 2002              -            -           -     1,068,914     33,059     1,101,973

Transfer to general reserve           -            -     254,213      (254,213)         -             -
                            ------------ ------------ ----------- ------------- ---------- -------------
Balance at
 December 31, 2002               62,180    5,795,308     519,260     1,007,233    228,370     7,612,351

Net income for the year
 ended December 31, 2003              -            -           -     2,577,838     80,325     2,658,163

Distribution to members               -       62,628           -    (1,602,564)         -    (1,539,936)

Transfer to capital reserve           -            -     478,668      (478,668)         -             -
                            ------------ ------------ ----------- ------------- ---------- -------------
Balance,
 December 31, 2003          $    62,180  $ 5,857,936  $  997,928  $  1,503,839  $ 308,695  $  8,730,578
                            ============ ============ =========== ============= ========== =============




The accompanying notes are an integral part of these consolidated financial statements.

                                       F-28


              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

              CONSOLIDATED STATEMENTS OF CASH FLOWS
              YEARS ENDED DECEMBER 31, 2003 AND 2002
                    (Expressed in US dollars)



                                                               2003         2002
                                                         ------------- -------------
Cash flows from operating activities
  Net income                                             $  2,577,838  $  1,068,914

Adjustments to reconcile net profit to net cash provided by operating activities

  Depreciation                                                 69,664        79,513
  Provision for doubtful accounts                                   -        16,592
  Minority interest in earnings                                80,325        33,059

Changes in:

  Restricted cash                                            (201,617)       25,455
  Accounts receivable, net and other receivables           (2,798,591)     (413,463)
  Properties held for resale                                4,331,189     4,054,198
  Advances to suppliers                                      (407,189)        5,166
  Construction in progress                                   (678,556)      (72,408)
  Deferred offering costs                                    (280,891)            -
  Accounts payable and other payables                         303,955    (1,202,252)
  Amounts due to directors                                  1,288,042       576,377
  Advances from buyers                                     (1,116,625)   (5,257,387)
  Deferred tax expenses                                       179,798       470,938
  Other taxes payable                                         253,058             -
                                                         ------------- -------------
Net cash provided by operating activities                   3,600,400      (615,298)
                                                         ------------- -------------
Cash flows from investing activities

  Purchases of fixed assets                                    (9,331)            -
                                                         ------------- -------------
Net cash provided by (used in) investing activities            (9,331)            -
                                                         ------------- -------------
Cash flows from financing activities

  Loan proceeds                                             1,292,271       553,403
  Principal payments on loans                              (2,484,096)            -
  Member capital contributions                                 62,628             -
  Distributions to members                                 (1,602,564)      (45,246)
                                                         ------------- -------------
Net cash provided by/ (used in) financing activities       (2,731,761)      508,157
                                                         ------------- -------------

Net increase in cash                                          859,308      (107,141)

Cash at beginning of year                                     300,002       407,143
                                                         ------------- -------------

Cash at end of year                                      $  1,159,310  $    300,002
                                                         ============= =============



      The accompanying notes are an integral part of these consolidated financial statements.

                               F-29

             TOWN HOUSE LAND LIMITED AND SUBSIDIARIES

 SUPPLEMENTAL DISCLOSURE OF CONSOLIDATED STATEMENTS OF CASH FLOWS
              YEAR ENDED DECEMBER 31, 2003 AND 2002
                    (Expressed in US dollars)



                                                        2003        2002
                                                 ------------- ---------------
Supplemental Disclosure of Cash Flow information

Interest paid                                    $    395,134  $      304,477

Enterprise income taxes paid                                -               -

Supplemental disclosure of non-cash investing and financing activities:

During the year ended December 31, 2002 a related company transferred investment properties totaling $688,562 to the Company as settlement of cash advances made by the Company.

During the year ended December 31, 2003, the Company transferred two floors of the commercial complex in Diamond Mansion Phase 1, at a net book value of $1,929,295 from property and equipment to properties held for resale.

During 2003, the Members of 97% of the registered capital of Wuhan transferred their interests to Town House Land Limited ("Town House") in a transaction treated as a recapitalization of Wuhan. In connection with that acquisition, the former Wuhan members, who became members in Town House, were to receive cash of $1,602,564, $62,628 of which was used to repay balances due from directors by Town House prior to the acquisition and the balance was treated as an increase in payables to directors at December 31, 2003.



The accompanying notes are an integral part of these consolidated financial statements.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY


          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

1.  DESCRIPTION OF BUSINESS

    Organizational structure

Wuhan Pacific Real Estate Development Company Limited ("Wuhan)") was registered as a formal third level property company in Hubei Province, in the People's Republic of China as a limited liability company on December 18, 1995 with a registered capital of $1,207,729 (Rmb.10,000,000) and a defined period of existence of 14 years to December 18, 2009. To meet the qualifications of a third level property company, the company must (1) have registered capital of Rmb. 10,000,000 (b) have engineering and staff of not less than 12 people, (3) should have completed at least 50,000 square meters of accumulated development area, and (4) have a 100% passing rate in construction quality and 10% ranked as excellent. Subsequent recapitalizations during 2000 increased Wuhan's registered capital to $6,038,647 and changed is classification to a second level property company. To meet the qualifications of a second level property company, the company must (1) have registered capital of Rmb. 40,000,000, (2) have engineering and management staff of not less than 24 people, (3) should have 150,000 square meters of accumulated areas completed within three years,
(4) 100% pass rate in construction quality with 10% ranked as excellent, and
(5) at least three years experience in property development. On August 15, 2003, Wuhan entered into a reserve merger agreement with Town House Land Limited. At December 31, 2003 Town House held 97% of the registered capital of Wuhan Pacific. Collectively hereinafter, Town House and Wuhan Pacific are referred to as "the Company".

Town House Land Limited (formerly: Hong Kong Window of the World Apparel Co., Limited) was incorporated in Hong Kong, as a private limited liability company on August 13, 2001 with an authorized capital of $64,103 (HK$500,000) divided
into 500,000 ordinary shares of par value $0.12 (HK$1.00) each.   Town House
Land Limited ("Town House") changed to its present name on August 13, 2003.
On August 15, 2003, Town House acquired 97% of the outstanding registered capital of Wuhan Pacific Real Estate Development Company Limited ("Wuhan Pacific"). Terms of the transaction call for Town House to pay $1,602,564 in cash plus the contribution of an additional $5,857,488 in share capital in Town House as consideration for the acquisition of the 97% interest in Wuhan's registered capital. For financial reporting purposes, Wuhan Pacific was considered to be the acquiring entity and the additional cash consideration paid was treated as a distribution to members. Town House had no operations prior to this reverse acquisition and there was substantially no change in ownership from that of Wuhan Pacific Real Estate Development as a result of this transaction.

On October 10, 2003 Wuhan City Foreign Investment Bureau approved the registration of the company as a Sino Foreign Joint Investment Enterprise with a defined period of existence of 20 years to October 27, 2023.

     Description of business

The Company's principal activity is the development and sale of commercial and residential real estate. The Company's principal country of operations is in The People's Republic of China ("PRC").

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

Consolidation Policy - The consolidated financial statements include the accounts of Town House and Wuhan Pacific from August 15, 2003 forward. Prior to August 15, 2003, the financial statements reflect the activity of Wuhan Pacific as adjusted for the effects of the recapitalization of August 15, 2003.

All significant inter-company transactions and balances within the Company are eliminated on consolidation.

Cash and Equivalents - The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. The Company has restricted cash in accordance with the loan covenants.

Accounts Receivable - Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet is stated net of such provision. As of December 31, 2003 and 2002, provision for doubtful debts amounted to $0 and $16,592, respectively.

Properties Held for Sale - Properties held for sale are comprised of properties held for sale and repossessed properties held for resale and are stated at the lower of cost or net realizable value. Cost includes acquisition costs of land use rights, development expenditure, interests and any overhead costs incurred in bringing the developed properties to their present location and condition.

Net realizable value is determined by reference to management estimates based on prevailing market conditions. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers. Management reduces the estimated market value by anticipated selling expenses and associated taxes to derive the net realizable value.

Capital Reserve - Capital reserve represents that amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit after operations is generated. In accordance with the provisions of the Company's Memorandum and Articles of Association, the Company is required to appropriate 20% of the net distributable profit after enterprises income tax to capital reserve.

One-half of the capital reserve may be used for staff welfare payments and the balance one-half may be transferred back to the statement of operations to mitigate the losses from operations. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment - Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the straight-line basis for both financial and income tax reporting purposes over useful lives as follows:

  Building and land rights        40 years
  Equipment                        5 years
  Motor vehicles                 5-8 years
  Office furniture and fixtures    5 years

Repairs and maintenance costs are normally charged to the statement of operations in the year in which they are incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

Property and equipment are evaluated annually for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. There were no property and equipment impairments recognized during the years ended December 31, 2003 and 2002.

Construction-In-Progress - Properties currently under development are accounted for as construction-in-progress. Construction-in-progress is recorded at acquisition cost, including land rights cost, development expenditure, professional fees and the interest expenses capitalized during the course of construction for the purpose of financing the project. Upon completion and readiness for use of the project, the cost of construction-in-progress is to be transferred to properties held for sale. As of December 31, 2003 and 2002, one construction project is reflected as long-term as further development has ceased until such time as new access roads are completed by the Wuhan City Government. Management anticipates these roads will be completed in 2004 at which time construction should resume on this project.

Construction-In-Progress is valued at the lower of cost or market. Management evaluates the market value of its properties on a quarterly basis by comparing selling prices of its properties with those of other equivalent properties in the vicinity offered by other developers reduced by anticipated selling costs and associated taxes. In the case of construction in progress, management takes into consideration the estimated cost to complete the project when making the lower of cost or market calculation.

Related Companies - A related company is a company in which the director has beneficial interests in and in which the company has significant influence.

Income Recognition - Revenue from the sale of properties is recognized when the following four criteria are met: (1) a sale is consummated (2) the buyers initial and continuing investments are adequate to demonstrate a commitment to pay for the property, (3) the seller's receivable is not subject to future subordination and (4) the seller has transferred to the buyer the usual risks and rewards of ownership in a transaction that is in substance a sale and does not have a substantial continuing involvement with the property.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable.

Cost of Goods Sold - The cost of goods sold includes the carrying amount of the properties being sold and the business taxes paid by the Company in connection with the sales. Business taxes included in cost of sales were $300,689 and $178,731 for the years ended December 31, 2003 and 2002, respectively.

Foreign Currencies - These financial statements have been prepared in U.S. dollars. The functional currencies for Town House and Wuhan Pacific are the "Hong Kong dollar" and "Renminbi" or "Yuan", respectively. Nonmonetary assets and liabilities are translated at historical rates, monetary assets and liabilities are translated at the exchange rates in effect at the end of the year, and income statement accounts are translated at average exchange rates. There were material translation gains or losses during the years ended December 31, 2003 and 2002 as the Renminbi was tied to the U.S. Dollar during the time period covered in these financial statements.

Taxation - Taxation on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the countries in which the Company operates.

Provision for The People's Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

Enterprise income tax

Under the Provisional Regulations of The People's Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council. For the years ended December 31, 2003 and 2004, the Company has been granted the privilege of computing the gross profit margins on real estate development sales at 6% of sales and computing the enterprise income tax at 33% on only 6% of sales.

Enterprise income tax ("EIT") is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

Retirement Benefit Costs - According to The People's Republic of China regulations on pension, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the plan. Contributions to the plan are calculated at 20% or 26% of the employees' salaries above a fixed threshold amount and the employees contribute 6% while the Company contributes the balance contribution of 14% or 20%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For the years ended December 31, 2003 and 2002, the Company's pension cost charged to the statements of operations under the plan amounted to $1,814 and $1,018 respectively.

Fair Value of Financial Instruments - The carrying amounts of certain financial instruments, including cash, accounts receivable, commercial notes receivable, other receivables, accounts payable, commercial notes payable, accrued expenses, and other payables approximate their fair values as of December 31, 2003 and 2002 because of the relatively short-term maturity of these instruments.

Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements - In May 2003, the Financial Accounting Standards Board issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. As of December 31, 2003, the Company had no financial instruments with these characteristics.

In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging actives under FASB No. 133, Accounting for Derivative Instruments and Hedging Activities. As of December 31, 2003, the Company had no derivative or hedging activities.

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, Accounting for Stock-Based Compensation- Transition and Disclosure. This statement amends SFAS No. 123, Accounting for Stock Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to implement this reporting disclosure commencing in the year ending December 31, 2004. Management anticipates this will not have a material effect on the financial statements or notes thereto.

In October 2002, the Financial Accounting Standards Board issued SFAS No. 147, Acquisition of Certain Financial Institutions. As of December 31, 2003, this statement has no effect on the Company-s reporting as it has not acquired any financial institutions.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In June 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses significant issues regarding the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities, relocate employees and termination benefits provided to employees that are involuntary terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS No. 146 was issued in June 2002. As of December 31, 2003, this statement has no effect on the Company's report.

In April 2002, the FASB issued Statement of Financial Accounting Standard No. 145, Rescission of FASB Statements No. 44, and No. 64, Amendment of FASB Statement No. 13, and Technical Corrections, which updates, clarifies and simplifies existing accounting pronouncements. SFAS No. 4, which required all gains and losses from the extinguishment of debt to be aggregated and , if material, classified as an extraordinary item, net of related tax effect was rescinded, as a result, SFAS 64, which amended SFAS No. 4, was rescinded as it was no longer necessary. SFAS No. 145 amended SFAS No. 13 to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. As of December 31, 2003, the Company had not incurred any transactions of the type addressed in this FASB.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which supersedes SFAS Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. This new statement also supersedes certain aspects of the Accounting Principles Board Opinion (APB) No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions, with regard to reporting the effects of a disposal of a segment of a business and will require expected future operating losses from discontinued operations to be reported in discontinued operations in the period incurred (rather than estimated as of the measurement date as was required by APB No. 30). The Company adopted the provisions of FASB No. 144 during the fiscal year ended December 31, 2001.

Management believes adoption of these new statements will not have any significant effect on the Company's financial condition or results of operations.

3.  CONCENTRATIONS OF BUSINESS AND CREDIT RISK

Substantially all of the Company's bank accounts are in banks located in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information. Accounts receivable totaling $3,195,074 and $450,170 as of December 31, 2003 and 2002, respectively, were collateralized by real estate.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

4.  CASH AND EQUIVALENTS

As of December 31, 2003 and 2002, the Company had the following cash and cash equivalents:

                                                            December 31
                                                    --------------------------
                                                         2003         2002
                                                    ------------- ------------
Restricted cash:
   Pledged deposits                                 $    203,659  $     2,042
                                                    ============= ============

Cash on hand:                                       $      2,922  $     8,504
   Bank deposits                                       1,156,388      291,225
   Savings accounts held in trust by staff                     -          273
                                                    ------------- ------------
                                                    $  1,159,310  $   300,002
                                                    ============= ============

The pledged bank deposits, which are restricted, bear interest ranging from 0.6% to 0.825% per month and in accordance with the terms and conditions of the banking facilities agreed with a bank to provide mortgage loan facilities to buyers of properties developed by the subsidiary, Wuhan Pacific, which agreed to place guarantee fund deposits of not less than 18% of the total outstanding mortgage loans extended to properties buyers and to guarantee the repayments of the mortgage loans. The guarantee fund shall be restricted while the mortgage loans extended to properties buyers shall remain outstanding.

5.   ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Accounts receivable and other receivables consist of the following:

                                                           December 31
                                                   --------------------------
                                                        2003         2002
                                                   ------------- ------------

Accounts receivable                                $  3,195,074  $   450,170
Less: Provision for doubtful debts                            -      (99,550)
                                                   ------------- ------------
Accounts receivable net of provision
 for doubtful debts                                   3,195,074      350,620

Other receivables
Staff advances                                            4,590          900
Utilities and other deposits                             15,097       20,045
Others                                                   36,546       81,151
                                                   ------------- ------------
Other receivables                                        56,233      102,096
                                                   ------------- ------------
                                                   $  3,251,307  $   452,716
                                                   ============= ============

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


6.   PROPERTIES HELD FOR RESALE

Properties held for resale consist of the following:

                                                           December 31
                                                    ------------------------
                                                        2003          2002
                                                   ------------- ------------

Properties held for resale                         $  8,205,945  $10,606,998
Repossessed properties held for resale                  136,539      137,380
                                                   ------------- ------------
                                                   $  8,342,484  $10,744,378
                                                   ============= ============


A break down of properties held for resale by project is as follows:


                                                           December 31
                                                   --------------------------
                                                        2003          2002
                                                   ------------- ------------

General Garden                                     $  1,936,315  $ 1,968,332
Garden of Eden                                          171,632      417,374
Diamond Mansion Phase I Residential                   1,124,315    1,617,507
Diamond Mansion Phase I Commercial                    4,382,506    6,062,357
Gutian Apartments                                       591,177      541,428
                                                   ------------- ------------
Total                                              $  8,205,945  $10,606,998
                                                   ============= ============

As of December 31, 2003 and 2002, the carrying values of properties held for resale of $2,775,494 and $6,062,357, respectively, have been pledged as securities for the Company's long-term bank loans.

7.   PROPERTIES AND EQUIPMENT

Properties and equipment, stated at cost less accumulated depreciation and amortization, consist of:

                                                          December 31
                                                   --------------------------
                                                        2003         2002
                                                   ------------- ------------

Land use rights and buildings                      $  1,074,957  $ 3,098,402
Plant and machineries                                     1,981        1,981
Motor vehicles                                           94,769       94,769
Office equipment                                         87,695       78,364
                                                   ------------- ------------
                                                      1,259,402    3,273,516
Less: Accumulated depreciation and amortization        (202,202)    (226,688)
                                                   ------------- ------------
                                                   $  1,057,200  $ 3,046,828
                                                   ============= ============

During 2003, properties totaling $1,929,295 net of accumulated depreciation of $94,149 were transferred from property and equipment to properties held for resale.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

7.   PROPERTIES AND EQUIPMENT (CONTINUED)

As of December 31, 2003 and as a result of the transfer of the pledged fixed assets to properties held for sale, the security for the bank loans has been replaced by security over properties held for sale. The new security over properties held for sale of $2,775,494 (Rmb. 22,981,098) replaced the security over fixed assets as of December 31, 2002.

8.   CONSTRUCTION-IN-PROGRESS

Construction-in-progress represents two combined residential and a commercial project. Construction-in-progress represents the cost of the land use rights, capitalized interest expenses, related pre-approval capital expenditures and government approval fees. A breakdown on these costs by project is as follows:

                                                          December 31
                                                   --------------------------
                                                        2003        2002
                                                   ------------- ------------
Current

Diamond Mansion Phase II Commercial Project        $  2,049,213  $ 1,633,263
Sanyang Apartments                                      262,606            -

Non-Current
Jing Qi Project                                         931,433      931,433
                                                   ------------- ------------
                                                   $  3,243,252  $ 2,564,696
                                                   ============= ============

Official approval for the construction of Diamond Mansion Phase II was received in 2003 while the construction of the Jing Qi Project was temporarily suspended until the completion of the construction of a main road near the site of the project by the Wuhan City Government that is expected in 2004.
The Company had already started the foundation works of Sanyang Apartments. Several approvals for construction are needed to be obtained from relevant government departments and this process usually takes time.

9.   ADVANCES FROM BUYERS

Advances from buyers represented deposits from residential property buyers and which procedures for the transfer of ownership of the property purchased have not been completed as of the balance sheet date. The deposits from such property buyers for residential properties to be transferred in the subsequent years are carried forward as deferred revenue.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


10.   TRANSACTIONS WITH RELATED PARTIES

During 2003, the Company sold four units in the Diamond Mansion shopping center for $695,301 recognizing a profit of approximately $333,000. The buyers of these properties subsequently leased the properties assuring Window of the World Shopping Center Co. Limited for terms that virtually assured the purchaser a 100% return of his investment within periods ranging from six to ten years. As of December 31, 2003, Window of the World Shopping Center Co. Limited was affiliated by common ownership with certain members of Town House Land Limited. Subsequent to December 31, 2003 the members and directors have divested their ownership in Window of the World Shopping Center Co., Limited to third parties.

Amounts due to directors at December 31, 2003 and 2002 are as follows:


                                                       Maximum
                                                       outstanding
                                                       balance
                                   December 31,        during        Security
Name                            2003          2002     year          held
----------------------    -------------- ------------- ------------- ---------
Fang Zhong (Director)     $  (2,399,324) $ (1,336,881) $  2,399,324   none
Hu Min (Director)               (41,667)   (        -)       41,667   none
Luo Yun Fang (Director)         (46,108)   (        -)       46,108   none
Fang Wei Jun (Director)         (48,077)   (        -)       48,077   none
Fang Hui (Director)             (48,077)   (        -)       48,077   none
Fang Wei Feng (Director)       (125,822)   (   84,155)      125,822   none
                          -------------- -------------
                          $  (2,709,075) $ (1,421,036)
                          ============== =============

The amounts due are unsecured, interest free and have no fixed repayment terms.

11.   OTHER TAX PAYABLES

Other tax payables consist of the following:


                                                          December 31
                                                   ---------------------------
                                                        2003          2002
                                                   ------------- -------------

City construction tax                              $     17,748  $      3,207
Business tax                                            336,985       129,264
Food price balancing tax                                  9,666           951
Education surcharge                                       7,296         1,064
Flood control tax                                         4,990           684
Education development tax                                 9,766         1,052
Other taxes                                              13,990        11,161
                                                   ------------- -------------
                                                   $    400,441  $    147,383
                                                   ============= =============

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

12.   SHORT-TERM LOANS

                                                      December 31
Other short-term loans                              2003         2002
                                              ------------- ----------
 Secured                                      $    428,744  $       -
 Unsecured                                         362,319          -
                                              ------------- ----------
                                              $    791,063  $       -
                                              ============= ==========

Other short-term loans, one of which is secured and the other is unsecured, bear interest ranging from 5.04% and 10.89% per annum and are repayable within three months.

As a pre-condition for the unsecured short-term loan of $362,319, the Company has agreed to appoint a lender as main contractor to a construction project and where the Company fails to appoint the lender as main contractor, the Company has agreed to make a penalty payment of $36,232 to the lender.

The other short-term loan of $428,744 is secured by the Yichang project.

13.   LONG-TERM DEBT - SECURED

The Company had the following long-term debt at December 31, 2003 and 2002:

                                        2003                   2002
                                      --------              ----------
                                 Current    Long-term   Current     Long-term
                               ----------- ----------- ----------- -----------
6.534% note payable to a bank,
interest payable quarterly
with principal due September
2004, secured by Diamond
Mansion Phase I                $ 1,207,729  $        - $ 2,415,459 $ 1,207,729

6.534% note payable to a bank,
interest payable quarterly
with principal due December
2004, secured by Diamond
Mansion Phase I                    966,184           -           -     966,184

6.03% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  2,083       6,377       2,016       8,527

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY


          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13.   LONG-TERM DEBT - SECURED (CONTINUED)

                                        2003                   2002
                                      --------              ----------
                                 Current    Long-term   Current     Long-term
                               ----------- ----------- ----------- -----------
7.2% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  5,133       8,322       3,046      11,376

7.2% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2014,
secured by property                  1,578      16,247           -           -

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2007,
secured by property                  1,510       3,851           -           -

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2010,
secured by property                    795       6,283           -           -

5.8% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2008,
secured by property                  2,838      12,301       1,756      10,641

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2012,
secured by property                  3,417      24,842           -           -

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13.   LONG-TERM DEBT - SECURED (CONTINUED)




                                        2003                   2002
                                      --------              ----------
                                 Current    Long-term   Current     Long-term
                               ----------- ----------- ----------- -----------

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2015,
secured by property                  1,645      20,469           -           -

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2016,
secured by property                  2,013      23,816         633      14,438

5.58% notes payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2020,
secured by property                  3,599      60,104       1,007      35,482

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2025,
secured by property                  1,498      33,675         843      35,576

5.58% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2030,
secured by property                    523      14,225           -           -

4.65% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2026,
secured by property                  1,836      40,668         958      43,381

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2012,
secured by property                  7,488      47,271       4,921      56,119

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

13.   LONG-TERM DEBT - SECURED (CONTINUED)

                                        2003                   2002
                                      --------              ----------
                                 Current    Long-term   Current     Long-term
                               ----------- ----------- ----------- -----------
5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2013,
secured by property                 10,266      83,545           -           -

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2018,
secured by property                 20,451     274,007           -           -

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2022,
secured by property                  6,516     143,805       4,552     147,118

5.04% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2023,
secured by property                  4,589      83,374           -           -

7.65% note payable to a bank,
monthly installments of
principal and interest, due
on various dates through 2006,
secured by property                  1,510       3,504       1,516       5,007

Unsecured notes payable to a bank        -           -      11,995     152,495
                               ----------- ----------- ----------- -----------

                               $ 2,253,201 $   906,686 $ 2,448,702 $ 2,694,073
                               =========== =========== =========== ===========

As of December 31, 2003 and 2002, bank loans are secured by a legal charge over the Wuhan Pacific's land use rights and buildings of $0 and $1,814,713 respectively and stock of properties held for resale of $2,775,494 and $6,062,357, respectively.

During the year ended December 31, 2003, the 2nd and 3rd Floors of Diamond Mansion Phase I were pledged for a bank loan amounting to $2,415,459 (Rmb. 20,000,000), and which loan was repaid during the year. According to the Land Use Right Certificates, the security was discharged/released on November 20, 2003 and February 4, 2004.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)


13.   LONG-TERM DEBT - SECURED (CONTINUED)

As of December 31, 2003, two floors of the commercial complex in Diamond Mansion Phase I with a net book value of $1,264,997 (Rmb.10,474,171), are pledged to secure the loan of $1,207,729 (Rmb.10,000,000). As of December 31, 2003, they have been transferred to stock of properties for sale (trading stock) at the net book value of $1,264,996 (Rmb. 10,474,171).

Maturities of the long-term debts for each of the next five years and thereafter are as follows:


                                           Amount
                                    -------------
        2004                        $   2,253,201
        2005                               77,344
        2006                               76,029
        2007                               74,324
        2008                               72,369
        Thereafter                        606,620
                                    -------------
                                    $   3,159,887
                                    =============
14.   CAPITAL

                                                            December 31
                                                         2003        2002
                                                   ------------- -------------
Authorized, issued and outstanding:

   500,000 ordinary share at HK$1.00 each          $     64,103  $     64,103
   Less minority interest                                (1,923)       (1,923)
                                                   ------------- -------------
                                                   $     62,180  $     62,180
                                                   ============= =============

Town House Land Limited (formerly Hong Kong Window of the World Apparel Co., Limited) (the "Company") was registered as in Hong Kong, as a limited liability company on August 13, 2001 with a registered capital of $64,103 (HK $500,000). Based on the Certificate of Incorporation on Change of Name dated August 3, 2003, the Company changed its name from "Hong Kong Window of the World Apparel Co., Limited" to "Town House Land Limited".

15.   INCOME TAX

Provision for the People's Republic of China enterprise income tax ("EIT") is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses carried forward.

For the year ended December 31, 2003 and 2004, the Company has been granted the privilege of computing the gross profit margins on real estate development sales at 6% of sales and computed the enterprise income tax at 33% on only 6% of sales.

EIT is computed on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

15.   INCOME TAX (CONTINUED)

A reconciliation of EIT tax at the statutory rate to the Company's effective rate is as follows:

                                                            December 31
                                                   ---------------------------
                                                        2003         2002
                                                   ------------- -------------
Computed at the statutory rate                     $    936,527  $    519,077
Tax effect of special tax rate granted during 2003     (756,729)            -
                                                   ------------- -------------
Tax effect of minor timing differences and credits            -       (48,079)
                                                   ------------- -------------
Tax at effective rate                              $    179,798  $    470,998
                                                   ============= =============

16.   COMMITMENTS

As of December 31, 2003 and 2002, the Company had commitments for capital expenditures for land use rights, plant and machineries and contractual commitments of the construction projects totaling $1,660,721 and $164,442, respectively.

17.   CONTINGENT LIABILITIES

As of December 31, 2003, pursuant to a Bank Agreement (the "Agreement") of September 1, 2003 between Bank of China (the "Bank") and Wuhan Pacific Real Estate Development Co., Limited, the Bank has agreed to provide mortgage loans, representing 60% of the purchase price, to buyers of properties (Window of the World Shopping Mall - Diamond Mansion Phase I) developed by the Company. Buyers are required to make cash down payments equal to 40% of the purchase price before financing is guaranteed on the remaining 60% balance which is financed by Bank of China. The corporate guarantee shall remain enforceable for up to 10 years of the mortgage period against any defaults by the buyers. The corporate guarantees are released when the mortgages are paid in full or at some earlier point in time as might be negotiated with the bank. Because buyers have made a minimum down payment of at least 40% of the purchase price, the buyers' initial and continuing investments are adequate to demonstrate a commitment to pay for the property. In accordance with the terms and conditions of the Agreement, the Company has agreed to guarantee the mortgage loans provided to property buyers of Diamond Mansion Phase I to a maximum limit of $3,623,188 (Rmb. 30,000,000) to be extended by Bank of China to property buyers for a period of 10 years from September 1, 2003 to September 1, 2013.

As of December 31, 2003, the Company's contingent liabilities to the bank amounted to $1,016,908 due to mortgage loans for property buyers of Window of the World Shopping Center.

              TOWN HOUSE LAND LIMITED AND SUBSIDIARY

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                    (Expressed in US dollars)

17.   CONTINGENT LIABILITIES (CONTINUED)

As of December 31, 2002, pursuant to banking facilities extended by the banks to property buyers, the bank has agreed to extend mortgage loans to property buyers of units in the yet to be completed Diamond Mansion Phase 1 developed by the Company. During the construction period of Diamond Mansion Phase 1, the Company has agreed to guarantee the mortgage loans extended to the property buyers to the maximum limit of $1,811,594 (Rmb. 15,000,000) extended by the
banks.   The construction of Diamond Mansion was completed as of December 31,
2002. At December 31, 2002, all loans guaranteed were reflected as advances from buyers in the Company's financial statements and none had been recognized as income until such time as the guarantees are released.

 As of December 31, 2002, pursuant to a letter confirmation from a bank dated August 6, 2003, the Company was released from its obligations under three separate Corporate Guarantees (the "guarantees") totaling $1,998,792 in 2002 and $1,998,792 in 2001 effective from August 6, 2002.


                                                            December 31
                                                   ---------------------------
                                                          2003       2002
                                                   ------------- -------------
Corporate guarantees given to a bank with respect
  to mortgage loans extended to property buyers    $  1,016,908  $          -

Corporate guarantees given to a bank with respect
  to mortgage loans extended to property buyers of
  properties yet to be completed                              -     1,811,594

Penalty clause for a short-term loan                     36,232             -
                                                   ------------- -------------
                                                   $  1,053,140  $  1,811,594
                                                   ============= =============

As of December 31, 2003, pursuant to Loan Agreement (the "Agreement") dated November 30, 2003 between the Lender and the Company, the Lender has agreed to extend a short-term unsecured loan of $362,319 (Rmb.3,000,000) with a maturity period of three months and interest rate of 10.89% per annum. The loan was intended for Xiling Plaza Project. If the Company does not appoint the Lender as the main contractor for the Xiling Plaza Project, the Lender shall be entitled to a penalty payment of $36,232 (Rmb.300,000) being 10% of the principal amount of the loan.

            Comet Technologies, Inc. and Subsidiaries
      Pro Forma Condensed Consolidated Financial Statements
                           (Unaudited)


On January 19, 2004, Comet Technologies, Inc. (the "Company") entered into a Stock Exchange Agreement with Town House Land Limited, ("Town House") a company organized in the Hong Kong Special Administrative Region in the People's Republic of China. The agreement provides that subject to the meeting of certain conditions, including the Reverse Split on a one-for-three basis of the Common Stock of the Company, the Company will issue to the Town House shareholders, a total of 18,390,000 shares of Common Stock with restrictive legend for all of the shares of Town House common stock. After the closing of the Acquisition, Town House will be a wholly-owned subsidiary of the Company and the ownership of the Company will be controlled by the former shareholders of Town House.

The Company has entered into a Consulting Agreement with Belair Consulting, L.L.C. ("Belair"), an affiliate of Richard B. Stuart, President, director, and principal shareholder, and Jack Gertino, Secretary/Treasurer, director, and principal shareholder, under the terms of which it has agreed to issue a total of 400,000 post-split shares of restricted common stock, and pay up to $130,000 in cash for consulting services, over a period of two (2) years.

For financial reporting purposes, this acquisition will be treated as a so-called "reverse acquisition," whereby Town House will account for the transaction as a purchase of the Company. Town House is deemed to be the "acquirer" due to the common shareholders of Town House ultimately controlling the reorganized company.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2004 is based on the historical balance sheets of the Company and Town House as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the six months ended June 30, 2004 is based on the historical statements of income of the Company and Town House for those periods. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Town House.



                        COMET TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              JUNE 30, 2004
                               (UNAUDITED)

                                                                    Pro Forma
                                          Comet      Town House    Adjustments    Pro Forma
                                     -------------- ------------- ------------- -------------
                ASSETS
CURRENT ASSETS:
 Cash and cash equivalents           $     105,665  $  2,218,048  $          -  $  2,323,713
 Restricted Cash                                 -       606,700             -       606,700
 Accounts receivable, net of allowance
  for doubtful accounts of $0 for
  Comet and $0 for Town House                    -     3,001,011             -     3,001,011
 Inventory                                       -     6,751,451             -     6,751,451
 Advances to supplies                            -       407,839             -       407,839
 Prepaid consulting                              -             -(1)    198,515       198,515
 Deferred offering costs                         -       280,892             -       280,892
 Construction-in-progress - current              -     5,707,588             -     5,707,588
                                     -------------- ------------- ------------- -------------

  Total current assets                     105,665    18,973,529       198,515    19,277,709
                                     -------------- ------------- ------------- -------------

PROPERTY AND EQUIPMENT, NET                      -     1,260,521             -     1,260,521
                                     -------------- ------------- ------------- -------------
OTHER ASSETS:
 Construction-in-progress - non-current          -       931,433             -       931,433
 Goodwill                                        -             -(2)    538,489       538,489
                                     -------------- ------------- ------------- -------------

                                                 -       931,433       538,489     1,469,922
                                     -------------- ------------- ------------- -------------

                                     $     105,665  $ 21,165,483  $    737,004  $ 22,008,152
                                     ============== ============= ============= =============



 See Note to the Pro Forma Consolidated Financial Statements (Unaudited)

                                  F-49






                        COMET TECHNOLOGIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              JUNE 30, 2004
                               (UNAUDITED)

                                                                         Pro Forma
                                                Comet      Town House    Adjustments    Pro Forma
                                           -------------- ------------- ------------- -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses    $       4,644  $    290,314  $          -  $    294,958
  Accounts payable - related parties              44,295             -             -        44,295
  Advances from buyers                                 -     3,154,271             -     3,154,271
  Amount due to directors                              -     2,680,550             -     2,680,550
  Deferred income taxes payable                        -     1,226,530             -     1,226,530
  Other tax payable                                    -       464,975             -       464,975
  Short-term loans                                     -       362,319             -       362,319
  Current portion of long-term debt                    -     2,078,161             -     2,078,161
                                           -------------- ------------- ------------- -------------

    Total current liabilities                     48,939    10,257,120             -    10,306,059
                                           -------------- ------------- ------------- -------------
LONG-TERM DEBT:
  Long-term debt - net of current portion              -       894,583             -       894,583
                                           -------------- ------------- ------------- -------------

    Total long-term debt                               -       894,583             -       894,583
                                           -------------- ------------- ------------- -------------

MINORITY INTEREST                                      -       348,556             -       348,556
                                           -------------- ------------- ------------- -------------
STOCKHOLDERS' (DEFICIT):

  Preferred stock; par value of $0.001,
   5,000,000 shares authorized, no shares
   outstanding                                         -             -             -             -
  Common stock; par value of $0.001,
   50,000,000 shares authorized, 19,989,333
   shares outstanding                              3,598 (1)         -(1)        400        19,989
                                                                      (2)     (2,399)
                                                                      (3)     18,390
  Registered Capital                                   -        62,180(3)    (62,180)
  Additional paid-in capital                     238,561     5,857,936(1)    198,115     6,693,857
                                                                      (2)    355,455
                                                                      (3)     43,790
  Capital reserve                                      -       997,928             -       997,928
  Accumulated (deficit)/Retained profit         (185,433)    2,747,180(2)    185,433     2,747,180

  Effect of cumulative translation adjustment          -             -             -             -

  Total stockholders' (deficit)                   56,726     9,665,224       737,004    10,458,954
                                           -------------- ------------- ------------- -------------

                                           $     105,665  $ 21,165,483  $    737,004  $ 22,008,152
                                           ============== ============= ============= =============


  See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                                    F-50

                          COMET TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                 (UNAUDITED)

                                                                         Pro Forma
                                                Comet      Town House    Adjustments    Pro Forma
                                           -------------- ------------- ------------- -------------
SALES                                      $           -  $  4,157,687  $          -  $  4,157,687

COST OF GOODS SOLD                                     -     1,999,155             -     1,999,155
                                           -------------- ------------- ------------- -------------

GROSS PROFIT                                           -     2,158,532             -     2,158,532
                                           -------------- ------------- ------------- -------------
OPERATING EXPENSES:
  Selling expenses                                     -       298,147             -       298,147
  General and administrative expenses             66,911       315,204             -       382,115
  Depreciation Expense                                 -        30,003             -        30,003
  Impairment of goodwill                               -             -             -             -
                                           -------------- ------------- ------------- -------------

    Total operating expenses                      66,911       643,354             -       710,265
                                           -------------- ------------- ------------- -------------
(LOSS) FROM OPERATIONS                           (66,911)    1,515,178             -     1,448,267
                                           -------------- ------------- ------------- -------------
OTHER INCOME (EXPENSES):
  Interest and finance costs                         220       (18,275)            -             -
  Other revenues                                   1,820        (5,614)            -        (3,794)
                                           -------------- ------------- ------------- -------------

                                                   2,040       (23,889)            -        (3,794)
                                           -------------- ------------- ------------- -------------

INCOME (LOSS) BEFORE INCOME TAXES          $     (64,871) $  1,491,289  $          -  $  1,426,418

PROVISION FOR INCOME TAXES                             -      (208,087)            -      (208,087)
                                           -------------- ------------- ------------- -------------

NET INCOME BEFORE MINORITY INTEREST        $     (64,871) $  1,283,202  $          -  $  1,218,331

MINORITY INTEREST IN EARNINGS              $           -  $     39,861  $          -  $     39,861
                                           -------------- ------------- ------------- -------------

NET INCOME                                 $     (64,871) $  1,243,341  $          -  $  1,178,470
                                           ============== ============= ============= =============

BASIC EARNINGS PER SHARE                   $       (0.00) $       0.07  $          -  $       0.07
                                           ============== ============= ============= =============
AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING               19,989,333    19,989,333                  19,989,333
                                           ============== =============               =============
THE COMPONENTS OF COMPREHENSIVE LOSS:
  Net income (loss)                        $     (64,871) $  1,491,289                $  1,426,418
  Foreign currency translation adjustment              -             -                           -
                                           -------------- -------------               -------------
COMPREHENSIVE INCOME (LOSS)                $     (64,871) $  1,491,289                $  1,426,418
                                           ============== =============               =============


  See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                                    F-51


            Comet Technologies, Inc. and Subsidiaries
  Notes to Pro Forma Condensed Consolidated Financial Statements
                           (Unaudited)

(1) Condensed Consolidated Balance Sheet Pro Forma Adjustments

    The pro forma adjustments to the condensed consolidated balance sheet are as follows:

     (1)   Prepaid Consulting                   $198,515
               Common stock                                      400
               Additional paid-in capital                    198,115
     To record prepaid consulting fees to Belair, L.L.C.


     (2)   Common stock                            2,399
           Goodwill                              538,489
               Additional paid-in capital                    355,455
               Accumulated deficit                           185,433
     To record effect of purchase accounting for reverse exchange with Comet


     (3)   Registered capital                     62,180
               Common stock                                   18,390
               Additional paid-in capital                     43,790
     To reclassify Town House capital in reverse exchange

            Comet Technologies, Inc. and Subsidiaries
      Pro Forma Condensed Consolidated Financial Statements
                           (Unaudited)


On January 19, 2004, Comet Technologies, Inc. (the "Company") entered into a Stock Exchange Agreement with Town House Land Limited, ("Town House") a company organized in the Hong Kong Special Administrative Region in the People's Republic of China. The agreement provides that subject to the meeting of certain conditions, including the Reverse Split on a one-for-three basis of the Common Stock of the Company, the Company will issue to the Town House shareholders, a total of 18,390,000 shares of Common Stock with restrictive legend for all of the shares of Town House common stock. After the closing of the Acquisition, Town House will be a wholly-owned subsidiary of the Company and the ownership of the Company will be controlled by the former shareholders of Town House.

The Company has entered into a Consulting Agreement with Belair Consulting, L.L.C. ("Belair"), an affiliate of Richard B. Stuart, President, director, and principal shareholder, and Jack Gertino, Secretary/Treasurer, director, and principal shareholder, under the terms of which it has agreed to issue a total of 400,000 post-split shares of restricted common stock, and pay up to $130,000 in cash for consulting services, over a period of two (2) years.

For financial reporting purposes, this acquisition will be treated as a so-called "reverse acquisition," whereby Town House will account for the transaction as a purchase of the Company. Town House is deemed to be the "acquirer" due to the common shareholders of Town House ultimately controlling the reorganized company.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 2003 is based on the historical balance sheets of the Company and Town House as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended December 31, 2003 is based on the historical statements of income of the Company and Town House for those periods. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2003.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Town House.


                           COMET TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2003
                                  (UNAUDITED)

                                                                         Pro Forma
                                                Comet      Town House    Adjustments    Pro Forma
                                           -------------- ------------- ------------- -------------
CURRENT ASSETS:
  Cash and cash equivalents                $     151,597  $  1,159,310  $          -  $  1,310,907
  Restricted Cash                                      -       203,659             -       203,659
  Accounts receivable, net of allowance
   for doubtful accounts of $0 for Comet
   and $0 for Town House                               -     3,251,307             -     3,251,307
  Inventory                                            -     8,342,484             -     8,342,484
  Advances to supplies                                 -       407,189             -       407,189
  Prepaid consulting                                   -             -(1)    174,452       174,452
  Deferred offering costs                              -       280,891             -       280,891
  Construction-in-progress - current                   -     2,311,819             -     2,311,819
                                           -------------- ------------- ------------- -------------

    Total current assets                         151,597    15,956,659       174,452    16,282,708
                                           -------------- ------------- ------------- -------------

PROPERTY AND EQUIPMENT, NET                            -     1,057,200             -     1,057,200
                                           -------------- ------------- ------------- -------------
OTHER ASSETS:
  Construction-in-progress - non-current               -       931,433             -       931,433
  Goodwill                                             -             -(2)    401,432       401,432
                                           -------------- ------------- ------------- -------------

                                                       -       931,433       401,432     1,332,865
                                           -------------- ------------- ------------- -------------

                                           $     151,597  $ 17,945,292  $    575,884  $ 18,672,773
                                           ============== ============= ============= =============


    See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)


                                      F-54

                           COMET TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2003
                                  (UNAUDITED)


                                                                         Pro Forma
                                                Comet      Town House    Adjustments    Pro Forma
                                           -------------- ------------- ------------- -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses    $      30,000  $    419,656  $          -  $    449,656
  Advances from buyers                                 -       728,391             -       728,391
  Amount due to directors                              -     2,709,075             -     2,709,075
  Enterprise taxes payable                             -     1,006,201             -     1,006,201
  Other tax payable                                    -       400,441             -       400,441
  Short-term loans                                     -       791,063             -       791,063
  Current portion of long-term debt                    -     2,253,201             -     2,253,201
                                           -------------- ------------- ------------- -------------

    Total current liabilities                     30,000     8,308,028             -     8,338,028
                                           -------------- ------------- ------------- -------------
LONG-TERM DEBT:
  Long-term debt - net of current portion              -       906,686             -       906,686
                                           -------------- ------------- ------------- -------------

    Total long-term debt                               -       906,686             -       906,686
                                           -------------- ------------- ------------- -------------

MINORITY INTEREST                                      -       308,695             -       308,695
                                           -------------- ------------- ------------- -------------
STOCKHOLDERS' (DEFICIT):
  Preferred stock; par value of $0.001,
   5,000,000 shares authorized, no shares
   outstanding                                         -             -             -             -
  Common stock; par value of $0.001,
   50,000,000 shares authorized, 19,989,333
   shares outstanding                              3,598             -(1)        400        19,989
                                                                      (2)     (2,399)
                                                                      (3)     18,390
  Registered Capital                                            62,180(3)    (62,180)
  Additional paid-in capital                     238,561     5,857,936(1)    174,052     6,597,608
                                                                      (2)    283,269
                                                                      (3)     43,790
  Capital reserve                                      -       997,928             -       997,928
  Accumulated (deficit)/Retained profit         (120,562)    1,503,839(2)    120,562     1,503,839

  Effect of cumulative translation adjustment          -             -             -             -

  Total stockholders' (deficit)                  121,597     8,421,883       575,884     9,119,364
                                           -------------- ------------- ------------- -------------

                                           $     151,597  $ 17,945,292  $    575,884  $ 18,672,773
                                           ============== ============= ============= =============




    See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                                      F-55



                           COMET TECHNOLOGIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)


                                                                         Pro Forma
                                                Comet      Town House    Adjustments    Pro Forma
                                           -------------- ------------- ------------- -------------
SALES                                      $           -  $  9,080,701  $          -  $  9,080,701

COST OF GOODS SOLD                                     -     5,120,435             -     5,120,435
                                           -------------- ------------- ------------- -------------

GROSS PROFIT                                           -     3,960,266             -     3,960,266
                                           -------------- ------------- ------------- -------------
OPERATING EXPENSES:
  Selling expenses                                     -       439,006             -       439,006
  General and administrative expenses             41,415       300,851             -       342,266

  Depreciation Expense                                 -        69,664             -        69,664
  Impairment of goodwill                               -             -             -             -
                                           -------------- ------------- ------------- -------------

    Total operating expenses                      41,415       809,521             -       850,936
                                           -------------- ------------- ------------- -------------

(LOSS) FROM OPERATIONS                           (41,415)    3,150,745             -     3,109,330
                                           -------------- ------------- ------------- -------------
OTHER INCOME (EXPENSES):
  Interest and finance costs                           -      (326,849)            -             -
  Other revenues                                   1,326        14,065             -        15,391
                                           -------------- ------------- ------------- -------------

                                                   1,326      (312,784)            -        15,391
                                           -------------- ------------- ------------- -------------

INCOME (LOSS) BEFORE INCOME TAXES          $     (40,089) $  2,837,961  $          -  $  2,797,872

PROVISION FOR INCOME TAXES                             -      (179,798)            -      (179,798)
                                           -------------- ------------- ------------- -------------

NET INCOME BEFORE MINORITY INTEREST        $     (40,089) $  2,658,163  $          -  $  2,618,074
                                           -------------- ------------- ------------- -------------

MINORITY INTEREST IN EARNINGS              $           -  $     80,325  $          -  $     80,325
                                           -------------- ------------- ------------- -------------

NET INCOME                                 $     (40,089) $  2,577,838  $          -  $  2,537,749
                                           ============== ============= ============= =============

BASIC EARNINGS PER SHARE                   $       (0.00) $       0.14  $          -  $       0.14
                                           ============== ============= ============= =============
AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING               19,989,333    19,989,333                  19,989,333
                                           ============== =============               =============
THE COMPONENTS OF COMPREHENSIVE LOSS:
  Net income (loss)                        $     (40,089) $  2,837,961                $  2,797,872
  Foreign currency translation adjustment              -             -                           -
                                           -------------- -------------               -------------

COMPREHENSIVE INCOME (LOSS)                $     (40,089) $  2,837,961                $  2,797,872
                                           ============== =============               =============



    See Notes to the Pro Forma Consolidated Financial Statements (Unaudited)

                                      F-56


            Comet Technologies, Inc. and Subsidiaries
  Notes to Pro Forma Condensed Consolidated Financial Statements
                           (Unaudited)

(1) Condensed Consolidated Balance Sheet Pro Forma Adjustments

    The pro forma adjustments to the condensed consolidated balance sheet are as follows:

   (1)  Prepaid Consulting                       $174,452
               Common stock                                       400
               Additional paid-in capital                     174,052

    To record prepaid consulting fees to Belair, L.L.C.


   (2)  Common stock                                2,399
        Goodwill                                  401,432
               Additional paid-in capital                     283,269
               Accumulated deficit                            120,562

    To record effect of purchase accounting for reverse exchange with Comet


   (3)  Registered capital                        62,180
               Common stock                                    18,390
               Additional paid-in capital                      43,790

    To reclassify Town House capital in reverse exchange

                      AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the U.S. Securities and Exchange Commission (the "Commission") at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

                            By Order of the Board of Directors of

                            COMET TECHNOLOGIES, INC.


                            By     /s/ Jack M. Gertino
                               -------------------------------------
                                   Jack M. Gertino, Chairman

                            EXHIBIT A

                     STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 19th day of January, 2004, by and among Comet Technologies, Inc., a Nevada corporation ("Comet"); Town House Land Limited, a company organized in the Hong Kong Special Administrative Region in The People's Republic of China ("Town House"); and the persons listed on Schedule 1(a) to this Agreement, being all of the equity registered capital of Town House ( the "Shareholders"), upon the following premises:

                             PREMISES

     A. Comet is a non-operating public company which has been in existence since 1986.

     B. The Shareholders of Town House own all of the issued and outstanding shares of Town House (the "Town House Stock") which in turn owns the entire registered capital of Wuhan Pacific Industry Development Company Limited ("Wuhan"), a wholly-owned foreign enterprise organized in Hubei Province in The People's Republic of China.

     C. The Shareholders of Town House have agreed to sell to Comet and Comet has agreed to purchase the Town House Stock from the Shareholders in exchange for shares representing ninety four percent (94%) of the total outstanding common shares of Comet after the stock exchange, pursuant to the terms and conditions set forth in this Agreement.

     D. Town House together with its wholly-owned foreign subsidiary, Wuhan, will become a wholly-owned subsidiary of Comet after the Closing of the Exchange.

                            AGREEMENT

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                            ARTICLE I
                         PLAN OF EXCHANGE

     1.1 The Exchange. At the Closing (as defined in Section 1.3 below), each of the Shareholders of Town House hereby agree to assign, transfer, and deliver to Comet, free and clear of all liens, pledges, encumbrances, charges, restrictions, or known claims of any kind, nature, or description, the certificates evidencing the Town House Stock duly endorsed for transfer to Comet or accompanied by stock powers executed in blank by the Shareholders, and Comet agrees to acquire such shares on such date by issuing and delivering in exchange therefore solely shares of Comet common stock, in the amount of 13,800,667 post-split shares (subject to adjustment for fractionalized shares as set forth below) of its common voting stock, par value $0.001 (the "Comet Stock") to be issued to the Shareholders of Town House and their designees as listed on Schedule 1(b) following a one-for-three (1-for-3) reverse stock split of the presently issued and outstanding common stock of Comet, in full satisfaction of any right or interest which each Shareholder held in the Town House Stock. The Comet Stock will be issued to the Shareholders of Town House and their designees with a restrictive Regulation S legend as set forth on Schedule 1(a) and Schedule 1(b) attached hereto. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number. As a result of the exchange of the Town House Stock in exchange for the Comet Stock, Town House will become a wholly-owned subsidiary of Comet and the Shareholders of Town House and their designees will own ninety four percent of the issued and outstanding common stock of Comet.

     1.2 Anti-Dilution. For all relevant purposes of this Agreement, the 13,800,667 post-split shares of Comet Stock to be issued and delivered pursuant to this Agreement to the Shareholders of Town House, take into account the 1-for-3 reverse split provided for in Section 1.1 and no further change or adjustment shall be made in connection therewith. The number of shares of Comet Stock and all shares of stock covered by existing Town House options shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Comet common stock, par value $0.001, which may occur between the date of the execution of this Agreement and the date of delivery of such shares.

     1.3 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), within the five-day period commencing with the last to occur of the following: the Comet shareholders' meeting pursuant to Section 5.1; provided however, that the Closing shall in no event be after February 28, 2004, unless extended in writing by the parties.

     1.4 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby if agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

                            ARTICLE II
     REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TOWN HOUSE

     As an inducement to, and to obtain the reliance of, Comet, Town House represents and warrants as follows:

     2.1 Organization. Town House is a duly organized, validly existing, and in good standing under the laws of the Hong Kong Special Administrative Region in The People's Republic of China ("PRC"). Town House has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Town House's and its wholly-owned subsidiary's organizational documents. Town House has taken all action required by laws, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. Town House has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, and otherwise to consummate the transactions herein contemplated.

     2.2 Capitalization. The authorized capitalization of Town House consists of 500,000 shares of ordinary stock, par value HK$1, of which 500 shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. Town House has not granted any options.

     2.3 Subsidiaries and Predecessor Corporations. Town House owns all of the registered capital wholly-owned subsidiary, Wuhan, and does not own, beneficially or of record, any shares of any other corporation.

     (a) On or before January 31, 2004, Town House will provide to Comet its consolidated audited balance sheets of at December 31, 2002 and 2001, and the related audited consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2002 and 2001, together with notes to such statements and the opinion of Henny Wee & Co., independent certified public accountants, with respect thereto, and its unaudited consolidated balance sheet as of September 30, 2003 date (the "most recent Town House balance sheet"), consolidated statement of operations, condensed consolidated stockholders' equity, and consolidate cash flow for the nine (9) months ended September 30, 2003, together with the notes thereto. All of these consolidated financial statements will be included in the Town House Schedules.

     (b) All such consolidated financial statements will have been prepared in accordance with generally accepted accounting principles in Hong Kong. The Town House balance sheets present fairly as of their date the consolidated financial condition of Town House. Town House and its wholly-owned subsidiary, Wuhan, will not have, as of the date of such consolidated balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the consolidated balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles in Hong Kong, and all assets reflected therein will be properly reported and present fairly the value of the assets of Town House and its wholly-owned subsidiary, Wuhan, in accordance with such generally accepted accounting principles. The consolidated statements of income, condensed consolidated stockholders' equity, and consolidated cash flows will reflect fairly the information required to be set forth therein by generally accepted accounting principles in Hong Kong.

     (c) Town House and its wholly-owned subsidiary, Wuhan, have filed all local income tax returns required to be filed by them from inception to the date hereof and all taxes have been paid. Town House and its wholly-owned subsidiary, Wuhan, have filed all national, province, and local income tax returns required to be filed by them from inception to the date hereof and all taxes have been paid. None of such income tax returns have been examined or audited in the PRC.

     (d) Town House and its wholly-owned subsidiary, Wuhan, do not owe any unpaid national, province, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which Town House and its wholly-owned subsidiary, Wuhan, may be liable in their own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, Town House and its wholly-owned subsidiary, Wuhan, do not owe any accrued and unpaid taxes to the date of this Agreement.

     (e) The books and records, financial and otherwise, of Town House and its subsidiary, Wuhan, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (f) Town House and its wholly-owned subsidiary, Wuhan, have good and marketable title to their assets and, except as set forth in the Town House Schedules or the consolidated financial statements of Town House or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

     2.4 Information. The information concerning Town House set forth in this Agreement and in the Town House Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     2.5 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued Town House common stock, except options, warrants, calls or commitments, if any, to which Town House is not a party and by which it is not bound.

     2.6 Absence of Certain Changes or Events. Except as set forth in this Agreement or the Town House Schedules, as of the most recent Town House consolidated balance sheet, when received:

     (a) except in the normal course of business, there will not be (i) any material adverse change in the business, operations, properties, assets, or condition of Town House and its wholly-owned subsidiary, Wuhan; or (ii) any damage, destruction, or loss to Town House and its wholly-owned subsidiary, Wuhan (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Town House and its wholly-owned subsidiary, Wuhan;

     (b)     Town House and its wholly-owned subsidiary, Wuhan, will not have
(i) amended their organizational documents; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Town House and its wholly-owned subsidiary, Wuhan; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction which is not in the ordinary course of business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

     (c)     Town House and its wholly-owned subsidiary, Wuhan, will not have
(i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by Town House; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent Town House consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $10,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of Town House and its wholly-owned subsidiary, Wuhan; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

     2.7 Title and Related Matters. Town House and its wholly-owned subsidiary, Wuhan, have good and marketable title to all of their properties, inventory, interests in properties, and assets, real and personal, which will be reflected in the most recent Town House consolidated balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except

     (a) as such assets may be affected by laws of the Hong Kong Special Administrative Region and The People's Republic of China;

     (b)   statutory liens or claims not yet delinquent;

     (c) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

     (d) except as set forth in the Town House Schedules, Town House and its wholly-owned subsidiary, Wuhan, own, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all properties it is currently constructing and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Town House and its wholly-owned subsidiary's business. Except as set forth in the Town House Schedules, no third party has any right to, and Town House and its wholly-owned subsidiary, Wuhan, have not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business prospects of Town House and its wholly-owned subsidiary, Wuhan, or any material portion of its properties, assets, or rights.

     2.8 Litigation and Proceedings. Except as set forth in the Town House Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Town House after reasonable investigation, threatened by or against Town House and its wholly-owned subsidiary, Wuhan, or affecting Town House and its wholly-owned subsidiary, Wuhan, or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Town House does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     2.9  Contracts.

     (a) Town House has provided, or will provide Comet on reasonable request, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which Town House and its wholly-owned subsidiary, Wuhan, are parties or by which they or any of their assets, products, technology, or properties are bound;

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which Town House and its wholly-owned subsidiary, Wuhan, are parties or by which their properties are bound and which are material to the operations of Town House and its wholly-owned subsidiary, Wuhan, taken as a whole are valid and enforceable by Town House and its wholly-owned subsidiary, Wuhan, in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

     (c) Except as described in the Town House Schedules, Town House and its wholly-owned subsidiary, Wuhan, are not parties to or bound by, and the properties of Town House and its wholly-owned subsidiary, Wuhan, are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, or in the future may (as far as Town House or its wholly-owned subsidiary, Wuhan, can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of Town House and its wholly-owned subsidiary, Wuhan.

     2.10 Material Contract Defaults. Town House and its wholly-owned subsidiary, Wuhan, are not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Town House and its wholly-owned subsidiary, Wuhan, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Town House and its wholly-owned subsidiary, Wuhan, have not taken adequate steps to prevent such a default from occurring.

     2.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Town House and its wholly-owned subsidiary, Wuhan, are parties or to which any of their properties or operations are subject.

     2.12 Compliance With Laws and Regulations. Town House and its wholly-owned subsidiary, Wuhan, have complied with all applicable statutes and regulations of any national, province, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Town House and its wholly-owned subsidiary, Wuhan, or except to the extent that noncompliance would not result in the incurrence of any material liability for Town House or its wholly-owned subsidiary, Wuhan.

     2.13 Approval of Agreement. The board of directors of Town House has authorized the execution and delivery of this Agreement by Town House, has or will have approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the Shareholders of Town House for their approval with the recommendation that the reorganization be accepted.

     2.14 Material Transactions or Affiliations. Set forth in the Town House Schedules is a description of every material contract, agreement, or arrangement between Town House and its wholly-owned subsidiary, Wuhan, and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by town House to own beneficially, 10% or more of the issued and outstanding common stock of Town House and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to Town House and its wholly-owned subsidiary, Wuhan, than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in the Town House Schedules or otherwise disclosed herein, no officer, director, or 10% shareholder of Town House has, or has had since inception of Town House, any material interest, direct or indirect, in any material transaction with Town House or its wholly-owned subsidiary, Wuhan. There are no commitments by Town House and its wholly-owned subsidiary, Wuhan, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

     2.15 Town House Schedules. Town House has delivered to Comet or will deliver, as soon as practicable, the following schedules, which are collectively referred to as the "Town House Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of Town House as complete, true, and correct:

     (a) a schedule containing complete and correct copies of the organizational documents, as amended, of Town House and its wholly-owned subsidiary, Wuhan, in effect as of the date of this Agreement;

     (b) a schedule containing the consolidated financial statements of Town House and its wholly-owned subsidiary, Wuhan, identified in paragraph 2.3(a);

     (c) a schedule requested by Comet, containing true and correct copies of all material contracts, agreements, or other instruments to which Town House and its wholly-owned subsidiary, Wuhan, are parties or by which they or their properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.9;

     (d) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Town House or its wholly-owned subsidiary, Wuhan, since the date of the most recent Town House consolidated balance sheet, required to be provided pursuant to section 2.6 hereof; and

     (e) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Town House Schedules by sections 2.1 through 2.15. Town House shall cause the Town House Schedules and the instruments and data delivered to Comet hereunder to be updated after the date hereof up to and including the Closing Date.
                           ARTICLE III
          REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
                           SHAREHOLDERS

     As an inducement to, and to obtain reliance of Comet, the Shareholders of Town House represent and warrant as follows:

     3.1 Ownership of Town House Shares. Each Town House Shareholder hereby represents and warrants with respect to the legal and beneficial owner of the percentage of Town House registered capital set forth on Schedule 1(a) of this Agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and each such Shareholder has full right, power, and authority to transfer, assign, convey, and deliver their Town House shares; and delivery of such registered capital at the closing will convey to Comet good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

     3.2 Knowledge of Representations. To their best knowledge and belief, the representations of Town House in Article II, above, are true, accurate and complete.

                            ARTICLE IV
       REPRESENTATIONS, COVENANTS, AND WARRANTIES OF COMET

     As an inducement to, and to obtain the reliance of Town House and the Shareholders, Comet represents and warrants as follows:

     4.1 Organization. Comet is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Comet Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation and bylaws of Comet, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Comet's articles of incorporation or bylaws. Comet has taken all action required by law, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Comet has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

     4.2 Capitalization. Comet's authorized capitalization consists of 20,000,000 shares of common stock, par value $0.001, of which 3,598,000 shares are issued and outstanding; and consists of 5,000,000 shares of preferred stock, par value $.001, of which no shares are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.

     4.3 Subsidiaries. Comet does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

     4.4  Financial Statements.

     (a) Included in the Comet Schedules are the audited balance sheets of Comet as of December 31, 2002 and 2001, and the related audited statements of operations, stockholders' equity, and cash flow for the two fiscal years ended December 31, 2002 together with the notes to such statements and the opinion of HJ & Associates, LLC, independent certified public accountants, with respect thereto; the unaudited balance sheet of Comet as of September 30, 2003, and the related unaudited statements of operations, stockholders' equity, and cash flow for the nine-month period ended September 30, 2003, together with the notes to such statements.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved. The Comet balance sheets present fairly as of their respective dates the financial condition of Comet. Comet did not have as of the date of any such Comet balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Comet, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity, and cash flow reflect fairly the information required to be set forth therein by generally accepted accounting principles.

     (c) Comet has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable.

     (d) Comet has filed all federal, state, or local income tax returns required to be filed by it from inception to the date hereof. Included in the Comet Schedules are true and correct copies of the federal income tax returns of Comet filed since the date of inception. None of such federal income tax returns have been examined by the Internal Revenue Service. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (e) The books and records, financial and otherwise, of Comet are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (f) Comet has good and marketable title to its assets and, except as set forth in the Comet Schedules or the Financial Statements of Comet or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

     4.5 Information. The information concerning Comet set forth in this Agreement and the Comet Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the
circumstances under which they were made, not misleading.   All outstanding
stock options of Comet will be terminated and cancelled as of the Closing date.

     4.6 Options or Warrants. Except as set forth in Schedule 2, there are no existing options, warrants, calls, or commitments of any character relating to authorized and unissued stock of Comet, except options, warrants, calls, or commitments, if any, to which Comet is not a party and by which it is not bound. All outstanding stock options and warrants, if any, will be terminated and cancelled as of the Closing Date.

     4.7 Absence of Certain Changes or Events. Except as described herein or in the Comet Schedules, since the date of the most recent Comet balance sheet:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Comet (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Comet;

     (b)   Comet has not (i) amended its articles of incorporation or bylaws;
(ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Comet; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;
(vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

     (c) Comet has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material

                               A-10
<PAGE


obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Comet balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Comet; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

     (d) to the best knowledge of Comet, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Comet.

     4.8 Title and Related Matters. Comet has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the Comet balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except

     (a)   statutory liens or claims not yet delinquent;

     (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

     (c)   as described in the Comet Schedules.

     4.9 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of Comet, threatened by or against or affecting Comet, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Comet does not have any knowledge of any default on its part with respect to any judgment, order, writs, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     4.10 Contracts. Comet is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its schedules to this Agreement.

     4.11 No Conflict With Other Instruments. The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Comet is a party or to which it or any of its assets or operations are subject.

     4.12 Governmental Authorizations. Comet has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Comet of this Agreement and the consummation by Comet of the transactions contemplated hereby.

     4.13 Compliance With Laws and Regulations. To the best of its knowledge, Comet has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of Comet or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with the U.S. Securities and Exchange Commission and state securities authorities.

     4.14 Insurance. Comet owns no insurable properties and carries no casualty or liability insurance.

     4.15 Approval of Agreement. The board of directors of Comet has authorized the execution and delivery of this Agreement by Comet and has approved this Agreement and the transactions contemplated hereby.

     4.16 Continuity of Business Enterprises. Comet has no commitment or present intention to liquidate Comet or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

     4.17 Material Transactions of Affiliations. Except as disclosed herein and in the Comet Schedules, there exists no material contract, agreement, or arrangement between Comet and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by Comet to own beneficially, 10% or more of the issued and outstanding common stock of Comet and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% shareholder of Comet has, or has had during the last preceding full fiscal year, any known interest in any material transaction with Comet which was material to the business of Comet. Comet has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

     4.18 Employment Matters. Comet has no employees other than its executive officers.

     4.19 Comet Schedules. Comet has delivered to Town House, or will deliver as soon as practicable at Town House's request, the following schedules, which are collectively referred to as the "Comet Schedules," which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

     (a) a schedule containing complete and accurate copies of the articles of incorporation and bylaws of Comet as in effect as of the date of this Agreement;

     (b) a schedule containing any filings with the U.S. Securities and Exchange Commission (the "SEC"), not available on EDGAR;

     (c) a schedule containing a copy of the federal income tax returns of Comet identified in paragraph 4.4(d);

     (d) a schedule setting forth the description of any material adverse change in the business, operations, property, assets, or condition of Comet since the date of the most recent Comet balance sheet, required to be provided pursuant to section 4.7 hereof; and

     (e) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Comet Schedules by sections 4.1 through 4.19. Comet shall cause the Comet Schedules and the instruments and data delivered to Town House hereunder to be updated after the date hereof up to and including the Closing Date.

                            ARTICLE V
                        SPECIAL COVENANTS

     5.1 Stockholders' Meeting of Comet. As soon as practicable following the execution of this Agreement, and prior to the Closing, Comet shall call a special meeting, or obtain a consent, of its shareholders, in accordance with Nevada State laws and the proxy rules of the Securities Exchange Act of 1934, to approve the following proposals:

     (a) the election of Mr. Fang Zhong, Ms. Hu Min, Ms. Fang Hui, Mr. Luo Yun Fang, and Mr. Fang Wei Jun as directors of Comet;

     (b) a 1-for-3 reverse split or consolidation of the outstanding common stock of Comet;

     (c) the amendment to the articles of incorporation of Comet to change its name to "Wuhan Development Corporation," or such other name to be determined by Town House (the "New Name"), and to increase the authorized number of shares of Comet from 20,000,000 to 50,000,000 shares;

     (d) the approval of the "2004 Stock Option, SAR and Stock Bonus Plan" of Comet covering 1,000,000 shares of common stock, attached as Schedule 3 hereto;

     (e) approve the appointment of Murrell, Hall, McIntosh & Co., PLLP as the independent auditors of Comet for its fiscal year ended December 31, 2004;

     (f) to take such other actions as the directors may determine are necessary or appropriate, including (if necessary) the approval of this Agreement and the transactions contemplated herein.

     5.2 Consulting Agreement. At Closing, Comet will enter into a Consulting Agreement with Belair Consulting, LC, an affiliate of Jack Gertino, Secretary, and Richard Stuart, President of Comet, in a form acceptable to the parties.

     5.3 Access to Properties and Records. Comet and Town House will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of Comet or Town House and its wholly-owned subsidiary, Wuhan, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Comet or Town House and its wholly-owned subsidiary, Wuhan, as the case may be, as the other shall from time to time reasonably request.

     5.4 Delivery of Books and Records. At the Closing, Comet shall deliver to Stephen A. Zrenda, Jr., Esq., legal counsel of Town House, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Comet now in the possession or control of Comet or its representatives and agents.

     5.5 Special Covenants and Representations Regarding the Comet Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the Comet Stock to the Shareholders of Town House as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933 and any applicable state statutes. Such transactions shall be consummated in reliance on Regulation S and other exemptions from the registration requirements of such statutes, which depend, inter alias, upon the circumstances under which the Town House Shareholders acquire such securities. In connection with reliance upon exemptions from the registration requirements for such transactions, at the Closing, Town House shall cause to be delivered, and the Shareholders shall deliver to Comet, letters of representation in the form attached hereto as Schedule 4.

     5.6 Audited Financial Statements. As soon as reasonably practicable, Town House will prepare and complete audited financial statements for the fiscal year ended December 31, 2003, including an audited balance sheet as of December 31, 2003; and audited statements of operations, stockholders equity, and cash flows for the year ended December 31, 2003 (" 2003 Financial Statements"). The 2003 Financial Statements will be prepared in accordance with generally accredited accounting principles consistently applied and Regulation S-X. The statement of operations included in the 2003 Financial Statements will reflect net income, after taxes, of at least $2,600,000.

     5.7 NASDAQ Listing. As soon as reasonably practicable following the closing, the consolidated company and its new management will undertake their best efforts to prepare and file such documentation as required to obtain a NASDAQ listing for the consolidated company; provided, however, that such efforts will not be required until such time as the consolidated company satisfies the eligibility requirements of NASDAQ.

     5.8 Third Party Consents and Certificates. Comet and Town House agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

     5.9  Actions Prior to Closing.

     (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Comet or Town House Schedules or as permitted or contemplated by this Agreement, Comet and Town House and its wholly-owned subsidiary, Wuhan, respectively, will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
(iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement until the Closing Date, neither Comet nor Town House and its wholly-owned subsidiary, Wuhan will: (i) make any change in their organizational documents, articles of incorporation or bylaws; (ii) take any action described in section 2.7 in the case of Town House and its wholly-owned subsidiary, Wuhan, or in section 3.7, in the case of Comet (all except as permitted therein or as disclosed in the applicable party's schedules); or (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

     5.10  Sales Under Rules 144 or 145, If Applicable.

     (a) Comet will use its best efforts to at all times comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including timely filing all periodic reports required under the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder.

     (b) Upon being informed in writing by any person holding restricted stock of Comet as of the date of this Agreement that such person intends to sell any shares under Rule 144 or Rule 145 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), Comet will certify in writing to such person that it has filed all of the reports required to be filed by it under the Exchange Act to enable such person to sell such person's restricted stock under Rule 144 or 145, as may be applicable in the circumstances, or will inform such person in writing that it has not filed any such report or reports.

     (c) If any certificate representing any such restricted stock is presented to Comet's transfer agent for registration of transfer in connection with any sale theretofore made under Rule 144 or 145, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to Comet and its counsel that such transfer has complied with the requirements of Rule 144 or 145, as the cases may be, Comet will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144 or 145, as the case may be, free of any stop transfer order or restrictive legend. The provisions of this Section 5.9 shall survive the Closing and the consummation of the transactions contemplated by this Agreement.

     5.11  Indemnification.

     (a) Town House and the Shareholders hereby agree to indemnify Comet and each of the officers, agents and directors of Comet as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     (b) Comet hereby agrees to indemnify Town House and each of the officers, agents and directors of Town House as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article IV of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                            ARTICLE VI
           CONDITIONS PRECEDENT TO OBLIGATIONS OF COMET

     The obligations of Comet under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     6.1 Accuracy of Representations. The representations and warranties made by Town House and the Shareholders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Town House and the Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Town House and the Shareholders prior to or at the Closing. Comet shall be furnished with a certificate, signed by a duly authorized officer of Town House and dated the Closing Date, to the foregoing effect.

     6.2 Officer's Certificates. Comet shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Town House to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Town House threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Town House Schedules, by or against Town House which might result in any material adverse change in any of the assets, properties, business, or operations of Town House and its wholly-owned subsidiary, Wuhan.

     6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Town House and its wholly-owned subsidiary, Wuhan, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Town House and its wholly-owned subsidiary, Wuhan.

     6.4 Officer and Director Questionnaires. Comet shall have received officer and director questionnaires completed and signed by each executive officer and director of Town House in form and substance reasonably satisfactory to Comet and its counsel which shall contain information for use by Comet in reporting the transaction contemplated hereby on Form 8-K to be filed with the Securities and Exchange Commission.

     6.5  Other Items.

     (a) Comet shall have received a shareholders list of Town House containing the name, address, and number of shares held by each Town House Shareholder as of the date of Closing certified by an executive officer of Town House as being true, complete, and accurate.

     (b) Comet shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Comet may reasonably request.

                           ARTICLE VII
              CONDITIONS PRECEDENT TO OBLIGATIONS OF
                 TOWN HOUSE AND THE SHAREHOLDERS

     The obligations of Town House and the Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     7.1 Accuracy of Representations. The representations and warranties made by Comet in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Comet shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Comet prior to or at the Closing. Town House shall have been furnished with a certificate, signed by a duly authorized executive officer of Comet and dated the Closing Date, to the foregoing effect.

     7.2 Stockholder Approval. The stockholders of Comet shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 5.1.

     7.3 Officer's Certificate. Town House shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Comet to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Comet threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

     7.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Comet nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Comet.

     7.5 Good Standing. Comet shall have received a certificate of good standing from the Secretary of State of the state of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Comet is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

                               A-18
<PAGE

     7.6  Other Items.

     (a) Town House shall have received a shareholders' list of Comet from its transfer agent, current at least ten (10) days prior to Closing, containing the name, address and number of shares held by each such Comet Shareholder certified by an executive officer of Comet as being true, complete and accurate.

     (b) Town House shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Town House may reasonably request.


                           ARTICLE VIII
                           TERMINATION

     8.1  Termination.

     (a) This Agreement may be terminated by the board of directors of either Comet or Town House at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; or (iii) there shall have been any change after the date of the latest balance sheets of Comet and Town House, respectively, in the assets, properties, business, or financial condition of Comet and Town House, which could have a materially adverse affect on the value of the business of Comet and Town House respectively, except any changes disclosed in the Comet and Town House Schedules, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of section 8.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of Comet if Town House shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Town House contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (b) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that Town House shall bear its own costs as well as the costs incurred by Comet in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities contemplated hereby for exemption from the registration requirements of state and federal securities laws.

     (c) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of Town House if Comet shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Comet contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this paragraph (c) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that Comet shall bear its own costs as well as the costs of Town House incurred in connection with the negotiation, preparation, and execution of this Agreement.

                            ARTICLE IX
                          MISCELLANEOUS

     9.1 Brokers. Comet and Town House agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Comet and Town House each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     9.2 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada. Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in Salt Lake City, Utah. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

     9.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

     If to Comet, to:        Comet Technologies, Inc.
                             10 West 100 South, Suite 610
                             Salt Lake City, UT 84101
                             Attention: Jack M. Gertino, President
                             Telephone: (801) 532-7851
                             Facsimile: (801) 355-0289

     With copies to:         James C. Lewis, Esq.
                             10 West 100 South, Suite 615
                             Salt Lake City, UT 84101
                             Telephone: (801) 994-3846
                             Facsimile: (801) 355-0289

     If to Town House, to:   Town House Land Limited
                             c/o American Eastern Securities, Inc.
                             865 South Figueroa Street, Suite 3340
                             Los Angeles, CA 90017
                             Telephone: (213) 488-5131
                             Facsimile: (213) 488-5126

     With copies to:         Stephen A. Zrenda, Jr., Esq.
                             Stephen A. Zrenda, Jr., P.C.
                             2440 Bank One Center
                             100 N. Broadway
                             Oklahoma City, OK 73102
                             Telephone: (405) 235-2111
                             Facsimile: (405) 235-2157

     If to the Shareholders
     of Town House, to:      c/o Charles Hung
                             American Eastern Securities, Inc.
                             865 South Figueroa Street, Suite 3340
                             Los Angeles, CA 90017
                             Telephone: (213) 488-5131
                             Facsimile: (213) 488-5126

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

     9.4 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     9.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, and representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, or such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     9.6 Expenses of Stock Exchange. Comet and Town House agree that they will each bear their own costs and expenses in negotiating and closing the transactions contemplated by this Agreement, including but not limited to, attorneys' fees, accounting fees, due diligence expenses, travel, printing, copying, mail, telephone and other related expenses.

     9.7 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     9.8 Third Party Beneficiaries. This contract is solely between Comet and Town House, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     9.9 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof, including this Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     9.10 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

     9.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     9.12 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.



                                     COMET TECHNOLOGIES, INC.


                                     By:  /s/ Richard B. Stuart
ATTEST:                                 -------------------------------------
                                        Richard B. Stuart, President

By:   /s/ Jack M. Gertino
     -----------------------------
     Jack M. Gertino, Secretary

                                      TOWN HOUSE LAND LIMITED

                                     By: /s/ Fang Zhong
                                         -------------------------------------
                                         Fang Zhong, President

TOWN HOUSE SHAREHOLDERS:                 /s/ Fang Zhong
                                         -------------------------------------
                                         Fang Zhong

                                         /s/ Hu Min
                                         -------------------------------------
                                         Hu Min

                                         /s/ Fang Hui
                                         -------------------------------------
                                         Fang Hui

                                         /s/ Fang Wei Jun
                                         -------------------------------------
                                         Fang Wei

                                         /s/ Luo Yun Fang
                                         -------------------------------------
                                         Luo Yun Fang

                                         /s/ Fang Wei Feng
                                         -------------------------------------
                                         Fang Wei Feng

                           AMENDMENT TO
                     STOCK EXCHANGE AGREEMENT

     This amendment (the "Amendment") to the Stock Exchange Agreement (the "Agreement"), is entered into as of this 9th day of April, 2004, by and among Comet Technologies, Inc., a Nevada corporation (hereinafter referred to as "Comet"); Town House Land Limited, a company organized in the Hong Kong Special Administrative Region in The People's Republic of China ("Town House") and the persons listed on Schedule 1(a) to the Agreement, being all of the equity registered capital of Town House (the "Town House Shareholders"), as follows:

     1. Sections 1.1 and 1.2 of the Agreement shall be amended by deleting the 13,800,667 shares referenced in said Sections (as the number of shares to be received by the shareholders of Town House), and inserting in lieu thereof, the number of 18,390,000 post-split shares.

     2.  Section 1.3 is amended as follows:

         1.3 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), within the five-day period commencing with the last to occur of the following: the Comet shareholders' meeting pursuant to Section 5.1; provided however, that the Closing shall in no event be after May 31, 2004, unless extended in writing by the parties.

     3. Schedule 1(b) will be amended as set forth in Exhibit "A" to this Amendment, to reflect the issuance of 18,390,000 shares to the shareholders of Town House.

     4. Town House hereby represents that it has the authority to execute this Amendment on behalf of the Town House Shareholders who are listed on
Schedule 1(a) to the Agreement.

     5. Except as amended or modified above, the Agreement will remain unchanged.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Amendment to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                              COMET TECHNOLOGIES, INC.

ATTEST:                        /s/ Jack M. Gertino
                               Jack M. Gertino, Secretary

                              TOWN HOUSE LAND LIMITED

                               By: /s/ Fang Zhong
                               Fang Zhong, President

                       SECOND AMENDMENT TO
                     STOCK EXCHANGE AGREEMENT

     This Second Amendment (the "Amendment") to the Stock Exchange Agreement (the "Agreement"), is entered into as of this the 13th day of May, 2004, by and among Comet Technologies, Inc., a Nevada corporation (hereinafter referred to as "Comet"); Town House Land Limited, a company organized in the Hong Kong Special Administrative Region in The People's Republic of China ("Town House") and the persons listed on Schedule 1(a) to the Agreement, being all of the equity registered capital of Town House (the "Town House Shareholders"), as follows:

     1.     Section 1.3 is amended as follows:

     1.3 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), within twenty two days after the mailing of the 14C Information Statement by Comet to its shareholders, at a time and place to be agreed upon by the parties.

     2. Comet agrees that, as a condition to Closing, it shall cause Jack Gertino and Richard Stuart to agree that the options each of them currently holds, will be amended so that each of them will be able to purchase only 37,500 shares (12,500 post-split shares) under such options, with the remaining options being cancelled in full.

     3. Town House hereby represents that it has the authority to execute this Amendment on behalf of the Town House Shareholders who are listed on
Schedule 1(a) to the Agreement.

     4. Except as amended or modified above, the Agreement will remain unchanged.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Amendment to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                    COMET TECHNOLOGIES, INC.

ATTEST:                          By: /s/ Jack M. Gertino
                                     ----------------------------------
                                         Jack M. Gertino, Secretary

                                    TOWN HOUSE LAND LIMITED

                                 By: /s/ Fang Zhong
                                    -----------------------------------
                                        Fang Zhong, President

                            EXHIBIT B

                     COMET TECHNOLOGIES, INC.
                    2004 STOCK INCENTIVE PLAN

                         ARTICLE I - PLAN

     1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2 RULE 16B-3 PLAN. The Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective April 1, 2004 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                     ARTICLE II - DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2    "AWARD" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

     2.3    "BONUS STOCK AWARD" means an Award of Bonus Stock.

     2.4    "BOARD OF DIRECTORS" means the board of directors of the Company.

     2.5 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

     (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

     (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

     (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

     (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

     (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

     2.6    "CODE" means the Internal Revenue Code of 1986, as amended.

     2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

     2.8    "COMPANY" means Comet Technologies, Inc.

     2.9 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

     2.10 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

     2.11 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee; provided, however, that no person will be entitled to receive Stock under this Plan for services relating to capital raising activities for the Company or related to any stock promotion activities.

     2.12 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

     2.13 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market System; or (c) if the Stock is not listed on the Nasdaq National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

     2.14 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.15 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

     2.16 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.17 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

     2.18 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.19 "PLAN" means the Comet Technologies, Inc. 2004 Stock Incentive Plan, as set out in this document and as it may be amended from time to time.

     2.20   "PLAN YEAR" means the Company's fiscal year.

     2.21 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

     2.22 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with
(i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.23 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

     2.24   "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

     2.25 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

     2.26 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.27 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

     2.28 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                    ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time.

        ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

     4.2 SHARES SUBJECT TO PLAN. The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 4,500,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the Committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the Committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

     4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5    CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b)the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

            (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

            (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

            (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

     (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

     (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

     (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

        ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

     5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the greater of (1) 85% of the Fair Market Value of the shares of Stock on the date the option is granted, or (b) the par value of the shares of Stock on the date the Option is granted.

     5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

     5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

     (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

     (b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

     (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

     (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

     (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

     5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

     5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

     5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

     5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

      5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

     5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

     5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

     5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a)shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exerciseability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

     5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

               ARTICLE VI - RESTRICTED STOCK AWARDS

     6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

     6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

     (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

     (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

     (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

     6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

       "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Comet Technologies, Inc. 2003 Stock Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

     6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

     6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

     6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

              ARTICLE VII - PERFORMANCE STOCK AWARDS

     7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

     7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

     7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

     7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

                 ARTICLE VII - BONUS STOCK AWARDS

     8.1 AWARD OF BONUS STOCK. The committee may award shares of Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Committee reserves the right to issue such amount of shares to Eligible Persons as the Committee deems fit.

     8.2 ELIGIBILITY. The Employees eligible for Bonus Stock Awards are the senior officers (i.e., chief executive officer, chief operating officer, chief financial officer, president, vice presidents, secretary, treasurer, and similar positions) and consultants of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.
                   ARTICLE IX - ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to: (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made, (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan, (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical, (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest, (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee, (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

           ARTICLE X - AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                    ARTICLE XI - MISCELLANEOUS

     11.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     11.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     11.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     11.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

     11.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     11.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     11.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     11.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     11.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     11.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

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     11.11   GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.

                                COMET TECHNOLOGIES, INC.



Dated March 18, 2004            By  /s/ Jack M. Gertino
                                  -----------------------------------------
                                  Jack M. Gertino, Secretary/Treasurer

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